UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00653)

Exact name of registrant as specified in charter:	Putnam Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2022

Date of reporting period:	November 1, 2021 – October 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Income Fund

Annual report
10 | 31 | 22

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PINCX

Putnam
Income
Fund

Annual report
10 | 31 | 22

Message from the Trustees

December 8, 2022

Dear Fellow Shareholder:

Financial markets are reminding us that the journey to long-term returns often involves weathering periods of heightened volatility. This year, stocks and bonds have experienced losses, and U.S. gross domestic product has declined slightly. Persistent inflation has caused the U.S. Federal Reserve to raise interest rates, and it may maintain high interest rates in 2023 until inflation indicators move meaningfully lower.

While this environment is challenging, you can be confident that Putnam portfolio managers are working for you. Our teams are actively researching new and attractive investment opportunities for your fund while assessing risks.

We also would like to announce changes to the Board of Trustees. In July 2022, we welcomed Jennifer Williams Murphy and Marie Pillai as new Trustees. Both have a wealth of investment advisory and executive management experience. We also want to thank our Trustees who retired from the Board on June 30, 2022. Paul Joskow served with us since 1997, and Ravi Akhoury joined the Board in 2009. We wish them well.

Thank you for investing with Putnam.

Since Putnam Income Fund’s launch in 1954, the bond market landscape has undergone a dramatic transformation, with a greater variety of fixed income securities available for investment today than ever before. Amid this evolution, the fund’s goal has remained constant: pursuing high current income and prudent risk management.

The fund’s management team has an average of more than 20 years of industry experience.

In pursuit of the fund’s investment goal, the management team seeks to balance the sources of risk and return in the portfolio. They pursue this strategy by investing in sectors that are not reliant on declining interest rates to drive returns, including sectors that lie outside the benchmark index.

2 Income Fund

The end of an era?

For more than 35 years, declining interest rates have driven bond prices higher. But interest rates started to rise in 2022, and strategies that rely on falling rates face headwinds.

Source: Federal Reserve data as of 10/31/22. Past performance is not indicative of future results.

Allocations are shown as a percentage of the fund’s net assets as of 10/31/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the chart includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* The fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/22. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on page 18.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

4 Income Fund

Brett, what was the fund’s investment environment like during the 12-month reporting period ended October 31, 2022?

After a relatively quiet period during the fourth quarter of calendar 2021, the market environment changed dramatically as the new year began, with several headwinds stoking investor anxiety and market volatility. Chief among these was the U.S. Federal Reserve’s accelerated plan to hike interest rates and aggressively reduce its asset portfolio to rein in historically high inflation. In addition, geopolitical unrest rose as Russia invaded Ukraine in February and escalated its attack in the ensuing months.

Within this environment, credit spreads widened and interest rates rose. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.] The yield on the benchmark 10-year U.S. Treasury more than doubled, rising from 1.55% at the beginning of the period to 4.10% at the end. In anticipation of Fed policy changes, short-term yields rose even more, causing the yield curve to flatten and then invert.

Income Fund 5

Credit qualities are shown as a percentage of the fund’s net assets as of 10/31/22. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency. Data in the chart reflect a new calculation methodology put into effect on 6/30/22.

This chart shows how the fund’s sector weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the chart includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

6 Income Fund

In March, the Fed approved a 0.25% hike in its target for short-term interest rates, its first increase since 2018. The central bank implemented five more increases during 2022 — including one shortly after the period ended — to a range of 3.75% to 4.00% and signaled at least one more hike this year.

Later in the period, investors took the view that inflation had peaked, and markets began to price in the probability of interest-rate cuts in 2023. However, sentiment began to shift following Fed Chair Jerome Powell’s comments at the Jackson Hole symposium in August. Risk assets fell once again and U.S. Treasury yields rose across the curve as concern about a recession intensified.

From a sector perspective, all fixed income categories except for short-term Treasury bills posted losses. High-yield corporate credit, leveraged loans, securitized categories — such as commercial mortgage-backed bonds — and government agency securities held up better than the broad fixed income market. Non-U.S. government bonds, emerging market debt, and investment-grade corporate credit were among the weakest performers, given rising interest rates and a strengthening U.S. dollar.

Which holdings and strategies hampered the fund’s performance versus the benchmark?

The fund’s interest-rate and yield curve positioning were the biggest relative detractors for the year. The portfolio’s interest-rate sensitivity was greater than that of the benchmark. This strategy weighed on returns, particularly during the third quarter of calendar 2022, as rates rose sharply in light of the Fed’s aggressive policy posture. On the plus side, our interest-rate volatility strategy benefited from significant fluctuations in Treasury yields during the period. This strategy partially offset the negative outcome of our broader term structure positioning.

Strategies targeting prepayment risk also worked against the fund’s relative return, hampered by holdings of agency interest-only securities. These securities benefit when homeowners refinance or otherwise prepay their mortgage loans at a slower pace than market participants are expecting.

During the pandemic, historically low mortgage rates and rising home prices led to a spike in refinancing activity that was stronger and lasted longer than anticipated. This resulted in faster prepayment speeds of underlying securities. Through the latter months of the period, mortgage refinancing activity decelerated considerably, leading to slower prepayment speeds. However, as of period-end, the market had not yet priced in the fundamental improvements that have occurred in the mortgage-backed sector, in our view. Investors generally remained risk-averse, seeking to avoid volatility and prepayment surprises.

Corporate credit holdings further dampened the fund’s relative results, as spreads in both sectors widened considerably during the period amid various risk factors.

What about relative contributors?

Mortgage credit investments added the most value, led by an allocation to commercial mortgage-backed securities [CMBS]. Our investments consisted of cash bonds along with synthetic exposure via CMBX. By way of explanation, CMBX is a group of tradeable indexes that each reference a basket of 25 CMBS issued in a particular year. Despite concerns about the broad economic backdrop, many types of commercial properties continued to recover. Cash flow forecasts continued to improve, boosted by growth in rents and occupancy rates. Favorable supply/demand dynamics also aided CMBS.

Income Fund 7

What are your current views on the major sectors in which the fund invests?

As we move through the final months of calendar 2022 and into 2023, we have a more cautious outlook for U.S. corporate credit. On the one hand, we think valuations are more attractive than at the start of the year. However, an uncertain economic outlook and expectations for continued bouts of market volatility have dampened our enthusiasm. Corporate fundamentals remain solid overall, but will likely weaken in the face of slower growth and margin pressure, in our view. Additionally, we believe the supply/demand backdrop is less favorable than it was last year. High inflation, central bank tightening, and the impact of geopolitical developments add complexity to the outlook for global economic growth.

We believe the fundamental environment in the CMBS market will be mixed. While travel, office use, and retail spending have rebounded, we believe current Fed policy will likely result in a recession. Broadly, we think property categories that can effectively pass along higher costs, such as hotels and apartments, will maintain their value. At the same time, we believe property types that have struggled to gain new tenants without rent reductions will be exposed to rising capital costs. As a result, we believe they will be pressured to refinance loans to maintain property values. Consistent with risk markets generally, CMBS spreads have widened during 2022. From our perspective, the increased liquidity premium has enhanced the appeal of select market segments.

U.S. home prices soared to record highs during the pandemic. Looking ahead, we expect home prices to experience tepid growth during the next few years due to affordability constraints for many buyers and a gradual increase in housing supply. Within residential mortgage credit, wider spreads have created better value across all credit tiers. As of period-end, we were finding attractive investment opportunities in higher-quality areas of the market, as well as among seasoned collateral that we believe can withstand declining home prices.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

8 Income Fund

We believe many prepayment-sensitive securities offer attractive risk-adjusted returns at current price levels and prepayment speeds. Many of these securities may also offer meaningful upside potential if mortgage prepayment speeds continue to slow, which we believe is likely. We think the fund’s prepayment-related strategies provide an important source of diversification in the portfolio. In light of last year’s repricing of the sector, we are finding what we consider to be compelling investment opportunities across a variety of collateral types.

How did you use derivatives during the period?

We used CMBX credit default swaps to hedge the fund’s CMBS credit and market risks as well as to gain access to specific areas of the market. We employed bond futures and interest-rate swaps to take tactical positions at various points along the yield curve and to hedge the risk associated with the fund’s curve positioning. We also used interest-rate swaps to help manage the fund’s duration and yield curve positioning.

Thanks for your time and for bringing us up to date, Brett.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Of special interest

As a result of an increase in the income generated by the portfolio, the fund’s monthly dividend rate per class A share was raised from $0.012 to $0.014 in May 2022 and was increased further to $0.017 per share in August 2022. These adjustments reflect Putnam Management’s earnings expectations in the current fixed income environment. Similar increases were made to other share classes.

Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2022, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class M, R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 10/31/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (11/1/54)
Before sales charge	6.85%	0.93%	–0.69%	–4.86%	–17.05%
After sales charge	6.79	0.52	–1.50	–6.15	–20.37
Class B (3/1/93)
Before CDSC	6.72	0.32	–1.45	–5.61	–17.78
After CDSC	6.72	0.32	–1.79	–6.46	–21.75
Class C (7/26/99)
Before CDSC	6.75	0.32	–1.44	–5.57	–17.72
After CDSC	6.75	0.32	–1.44	–5.57	–18.51
Class M (12/14/94)
Before sales charge	6.44	0.67	–0.95	–5.12	–17.36
After sales charge	6.38	0.34	–1.60	–6.16	–20.05
Class R (1/21/03)
Net asset value	6.58	0.67	–0.93	–5.13	–17.41
Class R5 (7/2/12)
Net asset value	6.97	1.23	–0.39	–4.56	–16.87
Class R6 (7/2/12)
Net asset value	6.98	1.29	–0.34	–4.54	–16.83
Class Y (6/16/94)
Net asset value	6.96	1.16	–0.45	–4.67	–16.97

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

10 Income Fund

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

Comparative annualized index returns For periods ended 10/31/22

	Life of fund	10 years	5 years	3 years	1 year
Bloomberg U.S. Aggregate
Bond Index	—*	0.74%	–0.54%	–3.77%	–15.68%
Lipper Core Bond Funds
category median†	—*	0.71	–0.63	–3.75	–16.40

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* The fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception of the fund’s class A shares.

† Over the 1-year, 3-year, 5-year, and 10-year periods ended 10/31/22, there were 504, 479, 441, and 325 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $10,323 and $10,321, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $10,340. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $10,692, $11,301, $11,363, and $11,226, respectively.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Income Fund 11

Fund price and distribution information For the 12-month period ended 10/31/22

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	12		12	12	12		12	12	12	12
Income	$0.269		$0.221	$0.222	$0.257		$0.256	$0.288	$0.293	$0.282
Capital gains	—		—	—	—		—	—	—	—
Total	$0.269		$0.221	$0.222	$0.257		$0.256	$0.288	$0.293	$0.282
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
10/31/21	$6.88	$7.17	$6.79	$6.81	$6.65	$6.87	$6.81	$6.97	$7.02	$7.02
10/31/22	5.47	5.70	5.39	5.41	5.27	5.45	5.40	5.54	5.58	5.58
Current rate	Before	After	Net	Net	Before	After	Net	Net	Net	Net
(end of	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
period)	charge	charge	value	value	charge	charge	value	value	value	value
Current
dividend rate[1]	3.73%	3.58%	3.12%	3.11%	3.64%	3.52%	3.56%	3.90%	4.09%	3.87%
Current
30-day
SEC yield
(with expense
limitation)[2,3]	N/A	4.91	4.36	4.35	N/A	4.70	4.86	5.44	5.51	5.37
Current
30-day
SEC yield
(without
expense
limitation)[3]	N/A	4.79	4.23	4.23	N/A	4.58	4.74	5.31	5.38	5.24

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 Income Fund

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 9/30/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (11/1/54)
Before sales charge	6.88%	1.18%	–0.37%	–4.36%	–16.29%
After sales charge	6.82	0.77	–1.18	–5.65	–19.64
Class B (3/1/93)
Before CDSC	6.75	0.57	–1.09	–5.04	–16.87
After CDSC	6.75	0.57	–1.43	–5.90	–20.89
Class C (7/26/99)
Before CDSC	6.78	0.57	–1.12	–5.07	–16.96
After CDSC	6.78	0.57	–1.12	–5.07	–17.76
Class M (12/14/94)
Before sales charge	6.47	0.93	–0.58	–4.54	–16.42
After sales charge	6.42	0.60	–1.24	–5.58	–19.13
Class R (1/21/03)
Net asset value	6.62	0.94	–0.60	–4.56	–16.36
Class R5 (7/2/12)
Net asset value	7.00	1.47	–0.07	–4.05	–15.99
Class R6 (7/2/12)
Net asset value	7.01	1.55	0.01	–3.99	–15.94
Class Y (6/16/94)
Net asset value	6.99	1.43	–0.10	–4.11	–16.08

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Income Fund 13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Net expenses for the fiscal
year ended 10/31/21	0.73%	1.48%	1.48%	0.98%	0.98%	0.45%	0.38%	0.48%
Total annual operating
expenses for the fiscal year
ended 10/31/21	0.83%	1.58%	1.58%	1.08%	1.08%	0.55%	0.48%	0.58%
Annualized expense ratio
for the six-month period
ended 10/31/22*	0.76%	1.51%	1.51%	1.01%	1.01%	0.45%	0.38%	0.51%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/22 to 10/31/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$3.66	$7.26	$7.26	$4.86	$4.86	$2.17	$1.83	$2.46
Ending value (after expenses)	$911.20	$906.50	$906.80	$908.70	$909.20	$912.10	$911.70	$910.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

14 Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/22, use the following calculation method. To find the value of your investment on 5/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$3.87	$7.68	$7.68	$5.14	$5.14	$2.29	$1.94	$2.60
Ending value (after expenses)	$1,021.37	$1,017.59	$1,017.59	$1,020.11	$1,020.11	$1,022.94	$1,023.29	$1,022.63

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

Income Fund 15

Consider these risks before investing

Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields.

The fund’s investments in mortgage-backed securities and asset-backed securities, and in certain other securities and derivatives, may be or become illiquid. The fund’s exposure to mortgage-backed securities may make the fund’s net asset value more susceptible to economic, market, political, and other developments affecting the housing or real estate markets and the servicing of mortgage loans secured by real estate properties. The fund currently has significant investment exposure to commercial mortgage-backed securities. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. The value of investments in the fund’s portfolio may fall or fail to rise over time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

16 Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. They are only available to individuals purchasing shares of the fund from Japanese distributors that have selling agreements with Putnam Retail Management.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit risk transfer (CRT) security is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield

Income Fund 17

than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

CMBX Index is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper,  a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

18 Income Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2022, Putnam employees had approximately $449,000,000 and the Trustees had approximately $60,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Income Fund 19

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

20 Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2022, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2022, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2022 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and the approval of your fund’s amended and restated sub-management contract, effective July 1, 2022. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example,

Income Fund 21

with certain exceptions primarily involving newer or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) The Trustees considered that the proposed amended and restated sub-management contract would lower the sub-management fees paid by Putnam Management to PIL.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2021. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2021. Putnam Management and PSERV have agreed to maintain these expense limitations until at least February 28, 2024. In addition, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, brokerage, interest, taxes, investment-related expenses, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.33% of its average net assets through at least February 28, 2024. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management contract and to approve your fund’s amended and restated sub-management contract.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2021. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2021 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

22 Income Fund

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, the Putnam funds’ performance was generally solid in 2021 against a backdrop of strong U.S. economic and financial market growth. The Trustees considered Putnam Management’s observation that, despite an environment of generally strong growth, there had been various headwinds experienced in 2021. For the one-year period ended December 31, 2021, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 52nd percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, delivered a gross return that trailed their benchmarks by 0.1%. Over the longer-term, the Committee noted that, on an asset-weighted basis, the Putnam funds delivered strong aggregate performance relative to their Lipper peers over the three-, five- and ten-year periods ended December 31, 2021, ranking in the

Income Fund 23

31st, 29th and 21st percentiles, respectively, and that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of those periods.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In particular, the Trustees considered The Putnam Fund complex’s performance as reported in the Barron’s/Lipper Fund Families survey (the “Survey”), which ranks mutual fund companies based on their performance across a variety of asset types. The Trustees noted that The Putnam Fund complex continued to rank highly in the Survey, especially over the longer-term, with The Putnam Funds ranking as the 6th best performing mutual fund complex out of 45 complexes for the ten-year period and 13th out of 49 complexes for the five-year period. The Trustees noted that 2021 marked the fifth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also considered that The Putnam Fund complex’s Survey performance over the one-year period was solid, with The Putnam Funds ranking 27th out of 51 complexes. In addition to the Survey, the Trustees also considered the Putnam funds’ ratings assigned by Morningstar Inc., noting that 25 of the funds were four- or five-star rated at the end of 2021 (representing a decrease of one fund year-over-year) and that this included nine funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2021 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Core Bond Funds) for the one-year, three-year and five-year periods ended December 31, 2021 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th
Three-year period	4th
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2021, there were 511, 482 and 430 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-year and three-year periods ended December 31, 2021 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over those periods was driven by disappointing performance in 2021 and, to a lesser extent, in 2020. The Trustees observed that significant underperformance in the securitized products sector in 2021 had contributed to the fund’s disappointing results, noting that prepayment strategies had suffered as a result of significantly elevated refinancing (given strong home price appreciation and low interest rates) relative to expectations. The Trustees considered that the fund’s underperformance was also driven by significant underperformance in the securitized products sector in 2020, which resulted from the outsized impact of the COVID-19 pandemic on the commercial mortgage sector. In addition, the Trustees considered the negative impact that the fund’s term structure strategies had on performance in 2021.

The Trustees noted Putnam Management’s observation that term structure strategies positively contributed to the fund’s performance over the three-year period ended December 31, 2021

24 Income Fund

and that the fund’s exposure to corporate credit generated excess return over that same period. The Trustees considered Putnam Management’s observation that a number of the investment strategies that had detracted from the fund’s performance had begun to recover as of March 31, 2022. The Trustees also considered that the fund had top decile performance year to date relative to its peers, as of March 31, 2022. In addition, the Trustees considered the changes to the fund’s portfolio management team in 2021. The Trustees noted that Putnam Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2021 to strengthen its investment team.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. The Trustees also considered that Putnam Management has made changes in light of subpar investment performance when warranted. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues, the Trustees concluded that it continued to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Income Fund 25

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

26 Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Income Fund (the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the three years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 11, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 8, 2022

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Income Fund 27

The fund’s portfolio 10/31/22

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (125.4%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (12.7%)
Government National Mortgage Association (ICE LIBOR USD 12 Month + 1.49%), 3.469%, 12/20/68	$1,112,259	$1,095,507
Government National Mortgage Association Pass-Through Certificates
6.50%, with due dates from 3/15/31 to 10/15/31	87,524	90,165
6.00%, with due dates from 12/20/48 to 4/20/49	323,447	334,595
5.50%, with due dates from 1/20/49 to 5/20/49	1,613,296	1,633,915
5.00%, with due dates from 6/15/40 to 3/20/50	5,985,501	5,910,492
4.70%, with due dates from 6/20/65 to 8/20/67	691,656	678,004
4.656%, 9/20/65	209,494	205,853
4.654%, 5/20/65	154,872	153,057
4.647%, 6/20/65	8,803	8,712
4.639%, 6/20/67	438,993	432,268
4.547%, 5/20/65	39,380	38,868
4.524%, 3/20/67	730,306	716,820
4.503%, 5/20/65	687,505	677,757
4.50%, TBA, 11/1/52	66,000,000	62,520,533
4.50%, 7/20/52	793,443	760,202
4.50%, with due dates from 5/20/44 to 1/20/50	3,420,975	3,298,414
4.482%, 8/20/65	34,019	33,458
4.462%, 6/20/65	26,647	26,201
4.37%, 5/20/67	307,904	299,974
4.358%, 5/20/65	37,098	36,581
4.351%, 6/20/65	22,892	22,462
4.00%, TBA, 11/1/52	50,000,000	46,051,530
4.00%, with due dates from 2/20/48 to 3/20/50	3,853,081	3,583,159
3.50%, TBA, 11/1/52	44,000,000	39,366,919
3.50%, with due dates from 11/15/42 to 3/20/50	17,838,548	16,109,408
3.00%, TBA, 11/1/52	73,000,000	63,448,359
3.00%, with due dates from 3/20/43 to 2/20/50	2,761,312	2,419,462
		249,952,675
U.S. Government Agency Mortgage Obligations (112.7%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
5.00%, with due dates from 3/1/41 to 7/1/52	1,171,209	1,136,325
4.50%, with due dates from 7/1/44 to 11/1/49	585,118	564,237
4.00%, with due dates from 12/1/44 to 7/1/49	3,200,976	2,989,776
3.50%, with due dates from 4/1/42 to 11/1/47	3,135,611	2,828,844
3.00%, 10/1/46	1,367,666	1,191,979
2.50%, with due dates from 4/1/43 to 2/1/51	465,733	390,201
Federal National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 2/1/36 to 5/1/41	1,436,291	1,482,256
5.50%, with due dates from 1/1/33 to 2/1/35	223,562	226,246
5.00%, 7/1/52	996,131	961,526
5.00%, 7/1/52	985,405	951,372
5.00%, 7/1/52	981,464	947,874
5.00%, with due dates from 3/1/40 to 8/1/49	2,485,963	2,443,516
4.50%, with due dates from 7/1/44 to 11/1/49	2,601,510	2,497,181
4.00%, 1/1/57	3,641,910	3,356,654

28 Income Fund

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (125.4%)* cont.	Principal amount	Value
U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association Pass-Through Certificates
4.00%, with due dates from 8/1/44 to 11/1/49	$3,744,752	$3,491,232
3.50%, 9/1/57	6,280,311	5,530,803
3.50%, with due dates from 5/1/56 to 6/1/56	2,966,692	2,628,400
3.50%, with due dates from 5/1/42 to 5/1/52	10,409,267	9,328,135
3.50%, 6/1/31	262,674	250,952
3.00%, with due dates from 9/1/42 to 3/1/47	9,926,720	8,655,890
2.50%, with due dates from 12/1/47 to 5/1/51	4,244,840	3,545,083
Uniform Mortgage-Backed Securities
6.00%, TBA, 11/1/52	1,000,000	1,004,496
5.50%, TBA, 12/1/52	236,000,000	232,317,834
5.50%, TBA, 11/1/52	236,000,000	232,705,039
5.00%, TBA, 12/1/52	449,000,000	432,267,836
5.00%, TBA, 11/1/52	741,000,000	714,196,845
4.50%, TBA, 11/1/52	219,000,000	205,363,724
4.00%, TBA, 12/1/52	32,000,000	29,086,233
4.00%, TBA, 11/1/52	32,000,000	29,104,985
3.50%, TBA, 11/1/52	29,000,000	25,501,861
2.50%, TBA, 12/1/52	57,000,000	46,659,869
2.50%, TBA, 11/1/52	83,000,000	67,949,809
2.00%, TBA, 12/1/52	77,000,000	60,653,108
2.00%, TBA, 11/1/52	103,000,000	81,125,324
		2,213,335,445
Total U.S. government and agency mortgage obligations (cost $2,511,500,885)		$2,463,288,120

U.S. TREASURY OBLIGATIONS (0.1%)*	Principal amount	Value
U.S. Treasury Notes
2.00%, 8/15/25 [i]	$809,000	$760,573
0.25%, 4/15/23 [i]	308,000	302,352
Total U.S. treasury obligations (cost $1,062,925)		$1,062,925

MORTGAGE-BACKED SECURITIES (38.3%)*	Principal amount	Value
Agency collateralized mortgage obligations (12.1%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x ICE LIBOR USD 1 Month) + 25.79%), 12.063%, 4/15/37	$281,760	$439,545
REMICs IFB Ser. 2976, Class LC, ((-3.667 x ICE LIBOR USD 1 Month) + 24.42%), 11.909%, 5/15/35	38,598	52,107
REMICs IFB Ser. 3065, Class DC, ((-3 x ICE LIBOR USD 1 Month) + 19.86%), 9.624%, 3/15/35	213,343	270,946
REMICs IFB Ser. 2990, Class LB, ((-2.556 x ICE LIBOR USD 1 Month) + 16.95%), 8.225%, 6/15/34	52,026	56,188
REMICs Ser. 5170, Class IC, IO, 4.50%, 8/25/50	3,342,687	718,109
REMICs Ser. 4973, Class BI, IO, 4.50%, 5/25/50	43,082,164	8,890,866
REMICs Ser. 4975, Class EI, IO, 4.50%, 5/25/50	30,815,571	6,031,840
REMICs Ser. 4132, Class IP, IO, 4.50%, 11/15/42	963,408	111,370
REMICs Ser. 4122, Class TI, IO, 4.50%, 10/15/42	632,830	123,682

Income Fund 29

MORTGAGE-BACKED SECURITIES (38.3%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs Ser. 4018, Class DI, IO, 4.50%, 7/15/41	$354,516	$25,991
REMICs Ser. 5184, Class IO, IO, 4.00%, 1/25/52	2,882,089	553,793
REMICs Ser. 5168, Class CI, IO, 4.00%, 11/25/51	3,579,081	686,124
REMICs Ser. 5019, Class MI, IO, 4.00%, 10/25/50	38,364,472	7,051,620
REMICs Ser. 4546, Class TI, IO, 4.00%, 12/15/45	3,868,980	725,087
REMICs Ser. 5140, Class BI, IO, 3.50%, 9/25/51	53,803,162	10,130,958
REMICs Ser. 5050, Class IM, IO, 3.50%, 10/25/50	3,084,806	555,214
REMICs Ser. 4165, Class AI, IO, 3.50%, 2/15/43	2,808,954	437,627
REMICs Ser. 5007, Class IP, IO, 3.00%, 7/25/50	44,641,776	7,003,151
REMICs Ser. 4141, Class PI, IO, 3.00%, 12/15/42	2,154,188	270,743
REMICs Ser. 4158, Class TI, IO, 3.00%, 12/15/42	4,049,138	294,372
REMICs Ser. 4176, Class DI, IO, 3.00%, 12/15/42	5,429,289	394,023
REMICs Ser. 4171, Class NI, IO, 3.00%, 6/15/42	2,339,269	248,055
REMICs Ser. 4183, Class MI, IO, 3.00%, 2/15/42	1,415,054	97,356
REMICs Ser. 4201, Class JI, IO, 3.00%, 12/15/41	2,664,833	127,129
REMICs Ser. 4004, IO, 3.00%, 3/15/26	3,211	—
REMICs IFB Ser. 4738, Class QS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.20%), 2.788%, 12/15/47	11,845,314	1,215,100
REMICs IFB Ser. 4461, Class SB, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.20%), 2.788%, 4/15/45	10,700,904	1,072,184
REMICs IFB Ser. 4839, Class WS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 2.688%, 8/15/56	15,502,969	1,719,899
REMICs IFB Ser. 4596, Class CS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 2.688%, 6/15/46	11,824,859	750,169
REMICs IFB Ser. 4077, Class HS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 2.688%, 7/15/42	5,948,474	530,981
REMICs IFB Ser. 4839, Class AS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.638%, 6/15/42	8,852,250	386,607
REMICs IFB Ser. 3852, Class NT, ((-1 x ICE LIBOR USD 1 Month) + 6.00%), 2.588%, 5/15/41	348,656	286,336
REMICs IFB Ser. 4912, Class PS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.464%, 9/25/49	6,722,194	617,259
REMICs IFB Ser. 4994, Class SD, IO, ((-1 x ICE LIBOR USD 1 Month) + 5.60%), 2.014%, 2/25/49	31,960,365	1,941,273
REMICs Ser. 3369, Class BO, PO, zero %, 9/15/37	4,141	3,511
REMICs Ser. 3391, PO, zero %, 4/15/37	44,102	38,715
REMICs Ser. 3175, Class MO, PO, zero %, 6/15/36	8,143	7,230
REMICs Ser. 3210, PO, zero %, 5/15/36	2,446	2,360
REMICs FRB Ser. 3117, Class AF, (ICE LIBOR USD 1 Month + 0.00%), zero %, 2/15/36	9,203	8,099
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x ICE LIBOR USD 1 Month) + 39.90%), 18.387%, 7/25/36	131,712	243,668
REMICs IFB Ser. 06-8, Class HP, ((-3.667 x ICE LIBOR USD 1 Month) + 24.57%), 11.42%, 3/25/36	129,134	124,252
REMICs IFB Ser. 05-106, Class JC, ((-3.101 x ICE LIBOR USD 1 Month) + 20.12%), 9.006%, 12/25/35	182,479	246,347
REMICs IFB Ser. 11-4, Class CS, ((-2 x ICE LIBOR USD 1 Month) + 12.90%), 5.729%, 5/25/40	189,822	190,835

30 Income Fund

MORTGAGE-BACKED SECURITIES (38.3%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs Ser. 20-93, Class WI, IO, 5.00%, 6/25/50	$56,930,535	$12,188,827
REMICs Ser. 15-33, Class AI, IO, 5.00%, 6/25/45	11,047,794	1,855,191
Interest Strip Ser. 409, Class C24, IO, 4.50%, 4/25/42	4,288,758	829,196
REMICs Ser. 18-3, Class AI, IO, 4.50%, 12/25/47	9,136,958	1,560,775
REMICs Ser. 17-87, Class IA, IO, 4.50%, 11/25/47	18,132,284	3,156,105
REMICs Ser. 17-72, Class ID, IO, 4.50%, 9/25/47	15,051,278	2,591,680
REMICs Ser. 20-62, Class CI, IO, 4.00%, 6/25/48	46,976,312	9,228,224
REMICs Ser. 15-3, Class BI, IO, 4.00%, 3/25/44	91,642	695
REMICs Ser. 12-124, Class UI, IO, 4.00%, 11/25/42	4,112,537	730,769
REMICs Ser. 12-62, Class EI, IO, 4.00%, 4/25/41	462,166	10,922
REMICs Ser. 12-22, Class CI, IO, 4.00%, 3/25/41	781,762	36,074
REMICs Ser. 20-95, Class GI, IO, 3.50%, 1/25/51	30,209,018	5,425,631
REMICs Ser. 17-12, IO, 3.50%, 3/25/47	2,550,803	492,589
REMICs Ser. 15-10, Class AI, IO, 3.50%, 8/25/43	1,309,368	42,230
REMICs Ser. 13-18, Class IN, IO, 3.50%, 3/25/43	1,189,695	190,954
REMICs Ser. 14-10, IO, 3.50%, 8/25/42	946,444	130,356
REMICs Ser. 12-128, Class QI, IO, 3.50%, 6/25/42	2,666,758	178,876
REMICs Ser. 21-84, Class KI, IO, 3.00%, 12/25/51	3,955,787	636,731
REMICs Ser. 20-68, Class LI, IO, 3.00%, 10/25/50	50,180,137	8,120,050
REMICs Ser. 13-55, Class IK, IO, 3.00%, 4/25/43	1,300,887	166,056
REMICs Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	2,382,469	305,700
REMICs Ser. 12-144, Class KI, IO, 3.00%, 11/25/42	2,384,578	182,380
REMICs Ser. 13-55, Class PI, IO, 3.00%, 5/25/42	1,045,623	46,097
REMICs Ser. 13-35, Class PI, IO, 3.00%, 2/25/42	1,598,808	45,259
REMICs Ser. 13-67, Class IP, IO, 3.00%, 2/25/42	1,001,815	23,593
REMICs Ser. 13-30, Class IP, IO, 3.00%, 10/25/41	145,240	705
REMICs Ser. 13-23, Class LI, IO, 3.00%, 6/25/41	320,357	2,701
REMICs Ser. 14-28, Class AI, IO, 3.00%, 3/25/40	1,579,467	31,106
REMICs IFB Ser. 14-87, Class MS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.25%), 2.664%, 1/25/45	10,305,483	761,679
REMICs IFB Ser. 18-44, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.20%), 2.614%, 6/25/48	18,779,535	1,873,634
REMICs IFB Ser. 18-29, Class S, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.20%), 2.614%, 5/25/48	9,388,667	930,793
REMICs IFB Ser. 18-1, Class MS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 2.564%, 2/25/48	5,766,020	568,472
REMICs IFB Ser. 17-108, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 2.564%, 1/25/48	12,327,984	1,265,843
REMICs IFB Ser. 19-3, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 2.514%, 2/25/49	17,234,256	1,270,337
REMICs IFB Ser. 18-94, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 2.514%, 1/25/49	3,703,323	261,199
REMICs IFB Ser. 17-33, Class LS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 2.514%, 5/25/39	3,556,640	266,606
REMICs Ser. 21-12, Class NI, IO, 2.50%, 3/25/51	27,332,104	4,298,520
REMICs IFB Ser. 20-12, Class SK, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.464%, 3/25/50	31,523,393	2,871,466
REMICs IFB Ser. 19-59, Class SD, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.464%, 10/25/49	11,497,946	1,068,514

Income Fund 31

MORTGAGE-BACKED SECURITIES (38.3%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 16-8, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.464%, 3/25/46	$21,658,508	$2,176,470
REMICs FRB Ser. 19-74, Class S, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.00%), 2.414%, 12/25/49	26,192,889	2,476,537
REMICs IFB Ser. 19-71, Class CS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.00%), 2.414%, 11/25/49	7,803,305	1,108,733
REMICs IFB Ser. 19-57, Class LS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.00%), 2.414%, 10/25/49	20,903,074	2,140,433
REMICs FRB Ser. 01-50, Class B1, IO, 0.397%, 10/25/41 W	149,367	747
Trust FRB Ser. 05-W4, Class 1A, IO, 0.063%, 8/25/45 W	39,482	39
REMICs Ser. 03-34, PO, zero %, 4/25/43	69,867	63,579
REMICs Ser. 07-14, Class KO, PO, zero %, 3/25/37	46,082	41,373
REMICs Ser. 06-125, Class OX, PO, zero %, 1/25/37	4,283	3,669
REMICs Ser. 06-84, Class OT, PO, zero %, 9/25/36	4,439	3,896
REMICs Ser. 06-46, Class OC, PO, zero %, 6/25/36	4,643	3,896
Government National Mortgage Association
Ser. 09-79, Class IC, IO, 6.00%, 8/20/39	3,787,219	543,238
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	108,741	16,285
Ser. 15-69, IO, 5.00%, 5/20/45	5,606,998	1,111,083
Ser. 14-180, IO, 5.00%, 12/20/44	7,662,944	1,591,593
Ser. 14-76, IO, 5.00%, 5/20/44	2,033,951	412,196
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	950,575	203,613
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	6,662	559
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	627,817	128,914
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	5,652,458	1,209,343
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	2,648,248	549,511
Ser. 19-83, IO, 4.50%, 6/20/49	10,313,818	1,768,304
Ser. 15-13, Class BI, IO, 4.50%, 1/20/45	11,152,784	2,209,978
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	819,351	48,202
Ser. 12-129, IO, 4.50%, 11/16/42	2,218,338	412,300
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	892,648	170,367
Ser. 14-71, Class BI, IO, 4.50%, 5/20/29	1,405,985	49,870
Ser. 20-46, Class MI, IO, 4.00%, 4/20/50	18,935,231	3,271,007
Ser. 15-149, Class KI, IO, 4.00%, 10/20/45	5,417,601	908,315
Ser. 15-94, IO, 4.00%, 7/20/45	324,383	61,244
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	292,835	33,043
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	7,337,567	1,389,735
Ser. 14-2, Class IL, IO, 4.00%, 1/16/44	2,051,759	341,071
Ser. 14-63, Class PI, IO, 4.00%, 7/20/43	1,750,478	150,627
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	1,964,957	340,733
Ser. 12-38, Class MI, IO, 4.00%, 3/20/42	14,594,479	2,481,061
Ser. 12-50, Class PI, IO, 4.00%, 12/20/41	3,176,145	335,979
Ser. 20-138, Class IC, IO, 3.50%, 8/20/50	5,993,087	976,693
Ser. 19-158, Class PI, IO, 3.50%, 12/20/49	4,077,923	653,283
Ser. 19-151, Class NI, IO, 3.50%, 10/20/49	18,668,829	2,832,394
Ser. 15-20, Class PI, IO, 3.50%, 2/20/45	3,069,013	493,497
Ser. 15-24, Class IA, IO, 3.50%, 2/20/45	2,342,263	275,216
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	486,304	38,491

32 Income Fund

MORTGAGE-BACKED SECURITIES (38.3%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	$690,385	$77,102
Ser. 12-145, IO, 3.50%, 12/20/42	2,336,044	365,731
Ser. 12-136, IO, 3.50%, 11/20/42	6,434,492	915,336
Ser. 12-113, Class ID, IO, 3.50%, 9/20/42	8,404,119	1,381,709
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	2,974,817	216,061
Ser. 15-36, Class GI, IO, 3.50%, 6/16/41	1,468,176	50,651
Ser. 14-102, Class IG, IO, 3.50%, 3/16/41	1,382,439	73,643
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	2,648,781	196,275
Ser. 15-26, Class AI, IO, 3.50%, 5/20/39	298,683	806
Ser. 15-24, Class IC, IO, 3.50%, 11/20/37	891,732	15,605
Ser. 14-100, Class JI, IO, 3.50%, 7/16/29	3,853,941	226,369
IFB Ser. 10-9, Class YD, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.80%), 3.388%, 1/16/40	7,151,687	842,424
Ser. 18-H17, Class GI, IO, 3.288%, 10/20/68	16,893,663	602,776
Ser. 20-186, Class DI, IO, 3.00%, 12/20/50	5,064,824	769,316
Ser. 20-176, Class BI, IO, 3.00%, 11/20/50	44,784,284	6,766,457
Ser. 14-30, Class KI, IO, 3.00%, 2/16/29	1,360,504	62,447
Ser. 14-5, Class LI, IO, 3.00%, 1/16/29	1,407,579	64,889
Ser. 13-164, Class CI, IO, 3.00%, 11/16/28	2,742,223	134,644
IFB Ser. 20-142, Class SB, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.30%), 2.811%, 9/20/50	31,037,078	3,775,350
IFB Ser. 20-112, Class MS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.30%), 2.811%, 8/20/50	34,111,420	3,884,267
IFB Ser. 14-131, Class BS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.20%), 2.788%, 9/16/44	9,647,574	1,269,645
IFB Ser. 18-91, Class SJ, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.25%), 2.761%, 7/20/48	4,863,761	384,366
IFB Ser. 20-98, Class KS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.20%), 2.711%, 7/20/50	29,884,086	3,249,400
IFB Ser. 12-149, Class GS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.20%), 2.711%, 12/20/42	9,231,687	737,427
IFB Ser. 18-148, Class GS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 2.688%, 2/16/46	12,003,598	1,060,006
IFB Ser. 19-123, Class SL, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 2.661%, 10/20/49	16,167,623	888,803
IFB Ser. 18-168, Class KS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 2.661%, 12/20/48	19,372,946	1,779,206
IFB Ser. 13-129, Class SN, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 2.661%, 9/20/43	715,376	45,884
IFB Ser. 19-119, Class KS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.638%, 9/16/49	19,793,110	2,634,346
Ser. 16-H27, Class BI, IO, 2.63%, 12/20/66 W	6,498,383	184,314
IFB Ser. 20-32, Class GS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 2.611%, 3/20/50	16,390,700	1,621,750
IFB Ser. 20-11, Class SY, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 2.611%, 1/20/50	34,455,228	2,791,563
IFB Ser. 19-83, Class JS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 2.611%, 7/20/49	11,895,502	938,198

Income Fund 33

MORTGAGE-BACKED SECURITIES (38.3%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 19-83, Class SW, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 2.611%, 7/20/49	$17,066,410	$1,401,323
IFB Ser. 19-65, Class BS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 2.611%, 5/20/49	7,648,479	508,471
IFB Ser. 19-20, Class SB, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 2.611%, 2/20/49	16,584,259	1,517,712
IFB Ser. 18-155, Class SE, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 2.611%, 11/20/48	8,852,256	788,493
IFB Ser. 20-55, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.561%, 4/20/50	44,142,596	3,286,416
IFB Ser. 20-15, Class CS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.561%, 2/20/50	843,884	57,299
IFB Ser. 20-18, Class GS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.561%, 2/20/50	46,569,340	4,517,962
IFB Ser. 19-125, Class SG, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.561%, 10/20/49	4,202,510	536,749
IFB Ser. 20-34, Class SQ, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.561%, 10/20/49	17,521,777	1,488,074
IFB Ser. 19-108, Class S, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.561%, 8/20/49	12,292,385	1,296,847
IFB Ser. 19-99, Class KS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.561%, 8/20/49	2,418,957	199,779
IFB Ser. 19-78, Class SJ, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.561%, 6/20/49	5,022,161	355,433
IFB Ser. 19-44, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.561%, 4/20/49	9,754,996	726,532
IFB Ser. 19-30, Class SH, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.561%, 3/20/49	14,715,204	1,226,298
IFB Ser. 19-21, Class SJ, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.561%, 2/20/49	6,947,070	522,420
FRB Ser. 20-47, Class SG, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.00%), 2.511%, 2/20/49	39,260,858	3,205,256
IFB Ser. 19-121, Class SD, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.00%), 2.511%, 10/20/49	2,997,267	378,941
Ser. 20-151, Class MI, IO, 2.50%, 10/20/50	32,099,601	4,245,814
IFB Ser. 10-31, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 5.75%), 2.261%, 3/20/40	10,544,575	793,690
Ser. 18-H02, Class EI, IO, 2.131%, 1/20/68 W	9,741,283	681,890
Ser. 16-H11, Class HI, IO, 2.089%, 1/20/66 W	21,311,831	810,955
Ser. 17-H08, Class NI, IO, 2.038%, 3/20/67 W	8,597,594	287,160
Ser. 15-H15, Class JI, IO, 1.989%, 6/20/65 W	12,442,254	628,333
Ser. 17-H23, Class BI, IO, 1.885%, 11/20/67	12,698,337	679,361
Ser. 15-H12, Class AI, IO, 1.867%, 5/20/65 W	17,500,599	766,526
Ser. 15-H20, Class AI, IO, 1.831%, 8/20/65 W	16,333,733	708,884
Ser. 15-H12, Class GI, IO, 1.828%, 5/20/65 W	21,334,857	996,338
Ser. 15-H10, Class CI, IO, 1.823%, 4/20/65 W	18,316,286	886,508
Ser. 18-H05, Class AI, IO, 1.804%, 2/20/68 W	13,089,414	908,078
Ser. 17-H10, Class MI, IO, 1.719%, 4/20/67 W	11,317,648	327,080
Ser. 15-H12, Class EI, IO, 1.708%, 4/20/65 W	17,290,305	701,987
Ser. 15-H09, Class BI, IO, 1.675%, 3/20/65 W	18,496,801	641,802

34 Income Fund

MORTGAGE-BACKED SECURITIES (38.3%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-H25, Class AI, IO, 1.616%, 9/20/65 W	$14,614,856	$536,365
Ser. 15-H28, Class DI, IO, 1.585%, 8/20/65 W	13,539,890	507,543
Ser. 15-H01, Class CI, IO, 1.568%, 12/20/64 W	10,087,874	218,281
Ser. 15-H17, Class CI, IO, 1.565%, 6/20/65 W	11,819,974	208,658
FRB Ser. 15-H16, Class XI, IO, 1.511%, 7/20/65 W	13,898,665	605,982
Ser. 14-H11, Class GI, IO, 1.507%, 6/20/64 W	29,392,004	1,070,016
Ser. 16-H23, Class NI, IO, 1.506%, 10/20/66 W	24,936,364	792,977
Ser. 14-H07, Class BI, IO, 1.485%, 5/20/64 W	24,866,377	982,136
Ser. 10-H19, Class GI, IO, 1.429%, 8/20/60 W	12,700,548	418,686
Ser. 17-H12, Class QI, IO, 1.38%, 5/20/67 W	12,321,140	476,089
Ser. 16-H24, Class JI, IO, 1.085%, 11/20/66 W	9,601,592	430,502
Ser. 17-H14, Class EI, IO, 0.862%, 6/20/67 W	14,221,356	442,097
Ser. 19-H02, Class DI, IO, 0.856%, 11/20/68 W	14,807,215	585,042
Ser. 20-H02, Class GI, IO, 0.644%, 1/20/70 W	22,568,444	901,870
Ser. 19-H14, Class IB, IO, 0.642%, 8/20/69 W	17,534,472	654,655
Ser. 15-H26, Class DI, IO, 0.244%, 10/20/65 W	13,013,542	449,605
Ser. 17-H18, Class CI, IO, 0.226%, 9/20/67 W	8,437,958	597,288
IFB Ser. 11-70, Class YI, IO, ((-1 x ICE LIBOR USD 1 Month) + 5.00%), 0.15%, 12/20/40	3,865,734	11,728
Ser. 15-H25, Class CI, IO, 0.027%, 10/20/65 W	13,632,866	422,619
Ser. 16-H02, Class HI, IO, 0.017%, 1/20/66 W	26,620,229	593,631
Ser. 15-H04, Class AI, IO, 0.012%, 12/20/64 W	17,666,309	440,410
Ser. 16-H04, Class KI, IO, 0.01%, 2/20/66 W	16,927,193	323,151
		237,108,881
Commercial mortgage-backed securities (16.5%)
AREIT CRE Trust 144A FRB Ser. 20-CRE4, Class D, 6.121%, 4/15/37	5,659,000	5,588,545
AREIT Trust 144A FRB Ser. 19-CRE3, Class A, 4.76%, 9/14/36	2,530,240	2,467,843
AREIT, LLC 144A FRB Ser. 22-CRE7, Class A, 5.658%, 6/17/39	4,729,000	4,678,731
Banc of America Commercial Mortgage Trust
FRB Ser. 16-UB10, Class C, 4.839%, 7/15/49 W	3,113,000	2,798,158
FRB Ser. 15-UBS7, Class B, 4.339%, 9/15/48 W	7,695,000	7,013,574
FRB Ser. 07-1, Class XW, IO, 0.313%, 1/15/49 W	134,990	1
BANK
FRB Ser. 20-BN26, Class XA, IO, 1.226%, 3/15/63 W	34,931,595	2,160,530
FRB Ser. 18-BN13, Class XA, IO, 0.49%, 8/15/61 W	192,255,058	3,501,157
Barclays Commercial Mortgage Trust 144A Ser. 19-C5, Class D, 2.50%, 11/15/52	499,000	322,243
BBCMS Mortgage Trust 144A Ser. 21-C10, Class E, 2.00%, 7/15/54	4,200,000	2,321,599
Bear Stearns Commercial Mortgage Securities Trust FRB Ser. 07-T26, Class AJ, 5.566%, 1/12/45 W	42,174	41,120
CD Commercial Mortgage Trust FRB Ser. 17-CD6, Class C, 4.232%, 11/13/50 W	3,594,000	3,030,485
CD Commercial Mortgage Trust 144A Ser. 17-CD3, Class D, 3.25%, 2/10/50	416,000	289,622
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.08%, 12/15/47 W	333,800	338,513
FRB Ser. 11-C2, Class E, 5.08%, 12/15/47 W	3,258,000	2,736,720

Income Fund 35

MORTGAGE-BACKED SECURITIES (38.3%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Citigroup Commercial Mortgage Trust
FRB Ser. 14-GC19, Class XA, IO, 1.10%, 3/10/47 W	$58,882,313	$577,635
FRB Ser. 13-GC17, Class XA, IO, 0.992%, 11/10/46 W	28,127,324	176,980
FRB Ser. 20-GC46, Class XA, IO, 0.982%, 2/15/53 W	68,405,784	3,474,186
Citigroup Commercial Mortgage Trust 144A FRB Ser. 06-C5, Class XC, IO, 0.345%, 10/15/49 W	5,025,140	1,432
COMM Mortgage Trust
FRB Ser. 12-CR1, Class C, 5.295%, 5/15/45 W	4,003,000	3,682,760
Ser. 12-LC4, Class B, 4.934%, 12/10/44 W	2,338,103	2,333,939
FRB Ser. 14-CR17, Class C, 4.781%, 5/10/47 W	300,000	273,404
FRB Ser. 14-CR18, Class C, 4.747%, 7/15/47 W	2,758,000	2,549,802
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	949,000	939,263
FRB Ser. 18-COR3, Class C, 4.56%, 5/10/51 W	11,276,000	9,481,455
Ser. 14-LC17, Class B, 4.49%, 10/10/47 W	2,308,000	2,187,748
FRB Ser. 14-UBS6, Class C, 4.439%, 12/10/47 W	504,000	460,948
FRB Ser. 14-UBS4, Class XA, IO, 1.088%, 8/10/47 W	24,621,457	318,422
FRB Ser. 14-LC15, Class XA, IO, 1.051%, 4/10/47 W	59,442,471	600,157
FRB Ser. 13-LC13, Class XA, IO, 0.962%, 8/10/46 W	22,827,852	114,082
FRB Ser. 14-CR19, Class XA, IO, 0.933%, 8/10/47 W	19,698,558	241,028
FRB Ser. 15-CR23, Class XA, IO, 0.868%, 5/10/48 W	30,039,187	472,790
FRB Ser. 14-LC17, Class XA, IO, 0.662%, 10/10/47 W	15,654,027	154,255
FRB Ser. 19-GC44, Class XA, IO, 0.641%, 8/15/57 W	89,880,037	2,624,470
COMM Mortgage Trust 144A
FRB Ser. 12-CR1, Class D, 5.295%, 5/15/45 W	1,651,000	1,216,884
FRB Ser. 13-LC13, Class D, 5.249%, 8/10/46 W	720,000	665,548
FRB Ser. 13-CR13, Class E, 4.877%, 11/10/46 W	1,524,000	1,110,454
FRB Ser. 14-CR17, Class D, 4.845%, 5/10/47 W	4,337,000	3,753,414
FRB Ser. 14-CR19, Class D, 4.697%, 8/10/47 W	2,364,000	2,126,322
FRB Ser. 14-CR14, Class D, 4.591%, 2/10/47 W	2,864,000	2,592,783
Ser. 12-LC4, Class E, 4.25%, 12/10/44	1,918,000	625,652
FRB Ser. 13-CR6, Class D, 4.085%, 3/10/46 W	1,683,000	1,650,993
Ser. 13-LC6, Class E, 3.50%, 1/10/46	3,735,000	3,552,336
Ser. 15-LC19, Class D, 2.867%, 2/10/48	4,252,000	3,672,197
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 08-C1, Class AJ, 5.816%, 2/15/41 W	9,821,289	4,924,394
FRB Ser. 07-C2, Class AX, IO, 0.014%, 1/15/49 W	6,131,561	61
CSAIL Commercial Mortgage Trust
FRB Ser. 15-C1, Class C, 4.259%, 4/15/50 W	3,716,000	3,204,183
FRB Ser. 19-C17, Class XA, IO, 1.354%, 9/15/52 W	59,976,465	3,761,346
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D, 3.759%, 4/15/50 W	4,076,000	2,712,303
CSMC Trust FRB Ser. 16-NXSR, Class XA, IO, 0.709%, 12/15/49 W	100,356,552	2,458,736
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.362%, 8/10/44 W	5,342,107	4,882,152
FREMF Mortgage Trust 144A FRB Ser. 18-KF43, Class B, (ICE LIBOR USD 1 Month + 2.15%), 5.293%, 1/25/28	3,067,016	2,918,384
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO, 1.395%, 2/10/46 W	18,184,488	1,555

36 Income Fund

MORTGAGE-BACKED SECURITIES (38.3%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
GS Mortgage Securities Corp., II 144A Ser. 13-GC10, Class C, 4.285%, 2/10/46 W	$12,605,000	$12,488,650
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 5.057%, 1/10/47 W	5,144,000	3,497,920
FRB Ser. 14-GC22, Class C, 4.687%, 6/10/47 W	3,264,000	3,067,308
FRB Ser. 13-GC12, Class XA, IO, 1.376%, 6/10/46 W	25,650,285	51,454
FRB Ser. 14-GC18, Class XA, IO, 1.031%, 1/10/47 W	31,952,348	274,709
FRB Ser. 14-GC22, Class XA, IO, 0.938%, 6/10/47 W	65,082,002	607,931
FRB Ser. 14-GC26, Class XA, IO, 0.936%, 11/10/47 W	34,881,667	527,411
GS Mortgage Securities Trust 144A Ser. 12-GCJ9, Class C, 4.448%, 11/10/45 W	11,564,000	11,410,541
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 13-C15, Class C, 5.184%, 11/15/45 W	7,601,000	7,394,412
FRB Ser. 13-C12, Class C, 4.087%, 7/15/45 W	337,000	327,259
FRB Ser. 14-C25, Class XA, IO, 0.809%, 11/15/47 W	24,111,111	306,356
FRB Ser. 14-C22, Class XA, IO, 0.802%, 9/15/47 W	20,572,442	218,045
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C14, Class E, 4.548%, 8/15/46 W	4,371,000	3,510,883
FRB Ser. C14, Class D, 4.548%, 8/15/46 W	5,853,000	3,509,316
FRB Ser. 14-C25, Class D, 3.936%, 11/15/47 W	3,567,000	2,335,482
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	4,818,000	2,774,311
JPMDB Commercial Mortgage Securities Trust FRB Ser. 19-COR6, Class XA, IO, 0.931%, 11/13/52 W	68,829,841	3,090,219
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 06-LDP9, Class AMS, 5.337%, 5/15/47	2,496,776	2,311,775
Ser. 13-LC11, Class B, 3.499%, 4/15/46	4,970,000	4,856,591
FRB Ser. 13-LC11, Class XA, IO, 1.213%, 4/15/46 W	28,662,053	53,567
FRB Ser. 12-LC9, Class XA, IO, 1.141%, 12/15/47 W	6,521,102	65
FRB Ser. 13-C10, Class XA, IO, 1.016%, 12/15/47 W	40,649,776	32,519
FRB Ser. 13-C16, Class XA, IO, 0.844%, 12/15/46 W	35,345,652	181,002
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 11-C3, Class D, 5.525%, 2/15/46 W	1,395,000	1,030,299
FRB Ser. 11-C3, Class F, 5.525%, 2/15/46 W	4,436,000	805,425
FRB Ser. 12-C6, Class E, 4.964%, 5/15/45 W	2,494,000	1,882,970
FRB Ser. 12-LC9, Class D, 4.321%, 12/15/47 W	621,000	614,657
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	2,038,000	1,514,688
FRB Ser. 21-1MEM, Class E, 2.654%, 10/9/42 W	5,750,000	3,605,705
MF1 Multifamily Housing Mortgage Loan Trust 144A FRB Ser. 22-FL9, Class A, (CME Term SOFR 1 Month + 2.15%), 5.617%, 6/19/37	5,397,000	5,326,236
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 15-C27, Class C, 4.50%, 12/15/47 W	4,000,000	3,599,064
FRB Ser. 15-C21, Class C, 4.129%, 3/15/48 W	300,000	253,138
FRB Ser. 13-C7, Class XA, IO, 1.191%, 2/15/46 W	22,559,500	226
FRB Ser. 15-C26, Class XA, IO, 0.977%, 10/15/48 W	32,227,992	575,205
FRB Ser. 13-C12, Class XA, IO, 0.554%, 10/15/46 W	96,543,365	263,197
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 12-C5, Class E, 4.637%, 8/15/45 W	508,000	469,221
FRB Ser. 13-C11, Class D, 4.35%, 8/15/46 W	3,329,000	233,794

Income Fund 37

MORTGAGE-BACKED SECURITIES (38.3%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class F, 4.35%, 8/15/46 W	$6,212,000	$45,907
FRB Ser. 13-C10, Class E, 4.07%, 7/15/46 W	4,172,000	1,405,129
FRB Ser. 13-C10, Class F, 4.07%, 7/15/46 W	2,331,000	506,461
Ser. 14-C17, Class E, 3.50%, 8/15/47	2,709,000	1,882,641
Morgan Stanley Capital I Trust
FRB Ser. 16-BNK2, Class XA, IO, 0.964%, 11/15/49 W	23,427,027	678,034
FRB Ser. 18-H4, Class XA, IO, 0.832%, 12/15/51 W	55,357,125	2,053,146
FRB Ser. 18-H3, Class XA, IO, 0.822%, 7/15/51 W	56,437,545	1,755,343
FRB Ser. 16-UB12, Class XA, IO, 0.653%, 12/15/49 W	66,121,524	1,380,485
Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class E, 5.164%, 3/15/45 W	1,406,000	1,001,241
Multifamily Connecticut Avenue Securities Trust 144A
FRB Ser. 20-01, Class M10, 7.336%, 3/25/50	6,355,000	5,891,424
FRB Ser. 19-01, Class M10, 6.836%, 10/25/49	16,754,028	15,434,139
PFP, Ltd. 144A
FRB Ser. 22-9, Class A, 5.65%, 8/19/35 (Bermuda)	9,175,000	8,986,913
FRB Ser. 21-7, Class AS, 4.562%, 4/14/38 (Cayman Islands)	2,999,851	2,855,992
FRB Ser. 21-8, Class A, 4.412%, 8/9/37 (Cayman Islands)	191,296	183,280
Ready Capital Mortgage Financing, LLC 144A
FRB Ser. 22-FL9, Class A, 6.065%, 6/25/37	5,004,588	4,954,747
FRB Ser. 21-FL7, Class AS, 5.086%, 11/25/36	3,900,000	3,730,159
RIAL Issuer, Ltd. 144A FRB Ser. 22-FL8, Class B, 6.666%, 1/19/37	5,659,000	5,432,640
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%, 12/28/38 (In default) †	1,661,295	17
UBS Commercial Mortgage Trust
FRB Ser. 17-C7, Class XA, IO, 1.033%, 12/15/50 W	66,224,994	2,366,438
FRB Ser. 18-C12, Class XA, IO, 0.782%, 8/15/51 W	122,841,100	4,337,052
UBS Commercial Mortgage Trust 144A FRB Ser. 12-C1, Class D, 6.445%, 5/10/45 W	724,790	641,707
UBS-Barclays Commercial Mortgage Trust 144A
Ser. 12-C2, Class F, 5.00%, 5/10/63 W	2,565,000	26
Ser. 13-C6, Class B, 3.875%, 4/10/46 W	2,237,000	2,228,110
FRB Ser. 12-C4, Class C4, 3.718%, 12/10/45 W	255,919	254,639
Ser. 13-C6, Class E, 3.50%, 4/10/46	1,319,000	1,198,913
UBS-Citigroup Commercial Mortgage Trust 144A FRB Ser. 11-C1, Class D, 6.448%, 1/10/45 W	5,657,000	5,006,418
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO, 0.166%, 11/15/48 W	2,195,822	561
Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 05-C21, Class E, 5.102%, 10/15/44 W	2,716,079	2,501,508
Wells Fargo Commercial Mortgage Trust
FRB Ser. 18-C46, Class C, 4.989%, 8/15/51 W	6,742,000	5,509,942
FRB Ser. 20-C57, Class C, 4.023%, 8/15/53 W	2,112,000	1,741,637
FRB Ser. 19-C50, Class XA, IO, 1.43%, 5/15/52 W	113,092,537	7,663,942
FRB Ser. 20-C55, Class XA, IO, 1.30%, 2/15/53 W	65,097,518	4,275,891
FRB Ser. 17-C41, Class XA, IO, 1.156%, 11/15/50 W	80,222,455	3,469,541
FRB Ser. 14-LC16, Class XA, IO, 1.082%, 8/15/50 W	55,038,815	662,777

38 Income Fund

MORTGAGE-BACKED SECURITIES (38.3%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Wells Fargo Commercial Mortgage Trust 144A
Ser. 16-C33, Class D, 3.123%, 3/15/59	$4,877,000	$3,802,460
Ser. 19-C50, Class D, 3.00%, 5/15/52	9,320,000	6,173,315
WF-RBS Commercial Mortgage Trust
FRB Ser. 13-C12, Class C, 4.314%, 3/15/48 W	227,000	223,542
Ser. 14-C21, Class C, 4.234%, 8/15/47 W	1,812,000	1,623,385
FRB Ser. 14-C22, Class XA, IO, 0.789%, 9/15/57 W	28,559,464	20,220
FRB Ser. 13-C14, Class XA, IO, 0.651%, 6/15/46 W	73,506,539	124,741
FRB Ser. 14-C23, Class XA, IO, 0.555%, 10/15/57 W	54,918,727	439,624
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 13-UBS1, Class D, 5.024%, 3/15/46 W	3,873,000	3,710,986
Ser. 11-C4, Class F, 5.00%, 6/15/44 W	6,151,000	3,535,595
Ser. 11-C3, Class E, 5.00%, 3/15/44 W	1,601,000	51,712
Ser. 11-C4, Class E, 4.843%, 6/15/44 W	1,776,768	1,336,254
FRB Ser. 11-C4, Class C, 4.843%, 6/15/44 W	2,818,222	2,595,897
FRB Ser. 12-C7, Class D, 4.694%, 6/15/45 W	4,142,000	2,289,647
FRB Ser. 12-C10, Class D, 4.363%, 12/15/45 W	1,105,000	798,769
FRB Ser. 12-C10, Class E, 4.363%, 12/15/45 W	3,645,000	1,042,931
FRB Ser. 12-C10, Class XA, IO, 1.341%, 12/15/45 W	9,242,353	8,984
FRB Ser. 13-C11, Class XA, IO, 1.074%, 3/15/45 W	4,584,962	46
		324,599,753
Residential mortgage-backed securities (non-agency) (9.7%)
Arroyo Mortgage Trust 144A
Ser. 19-3, Class M1, 4.204%, 10/25/48 W	3,050,000	2,382,256
Ser. 20-1, Class A3, 3.328%, 3/25/55	150,000	122,994
Bellemeade Re, Ltd. 144A
FRB Ser. 20-2A, Class B1, (ICE LIBOR USD 1 Month + 8.50%), 12.086%, 8/26/30 (Bermuda)	1,278,000	1,321,739
FRB Ser. 20-2A, Class M1C, (ICE LIBOR USD 1 Month + 4.00%), 7.586%, 8/26/30 (Bermuda)	238,830	237,878
FRB Ser. 17-1, Class M2, (ICE LIBOR USD 1 Month + 3.35%), 6.936%, 10/25/27 (Bermuda)	2,104,405	2,100,700
FRB Ser. 19-4A, Class M1C, (ICE LIBOR USD 1 Month + 2.50%), 6.086%, 10/25/29 (Bermuda)	5,789,839	5,742,056
BRAVO Residential Funding Trust 144A
FRB Ser. 21-HE2, Class B1, (US 30 Day Average SOFR + 2.40%), 5.397%, 11/25/69	3,000,000	2,730,000
Ser. 20-RPL1, Class M1, 3.25%, 5/26/59 W	5,430,000	4,657,172
Bunker Hill Loan Depositary Trust 144A FRB Ser. 20-1, Class A3, 3.253%, 2/25/55 W	2,100,000	1,824,028
Cascade Funding Mortgage Trust 144A Ser. 21-HB6, Class M3, 3.735%, 6/25/36 W	2,000,000	1,781,472
Chevy Chase Funding, LLC Mortgage-Backed Certificates 144A FRB Ser. 04-3A, Class A2, (ICE LIBOR USD 1 Month + 0.30%), 3.886%, 8/25/35	669,783	602,804
Citigroup Mortgage Loan Trust 144A Ser. 22-A, Class A1, 6.17%, 9/25/62	553,614	545,329
COLT Funding, LLC 144A Ser. 21-1, Class B1, 3.144%, 6/25/66 W	2,996,000	1,716,955
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A2, 3.094%, 3/25/65 W	175,000	161,000

Income Fund 39

MORTGAGE-BACKED SECURITIES (38.3%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Credit Suisse Mortgage Trust 144A FRB Ser. 20-RPL3, Class A1, 2.691%, 3/25/60 W	$74,731	$69,840
Deephaven Residential Mortgage Trust Ser. 22-3, Class A3, 5.30%, 7/25/67 W	3,608,689	3,291,221
Eagle Re, Ltd. 144A
FRB Ser. 18-1, Class M2, (ICE LIBOR USD 1 Month + 3.00%), 6.586%, 11/25/28	1,210,000	1,202,145
FRB Ser. 18-1, Class M1, (ICE LIBOR USD 1 Month + 1.70%), 5.286%, 11/25/28 (Bermuda)	1,755,056	1,721,395
Ellington Financial Mortgage Trust 144A FRB Ser. 20-1, Class A2, 3.149%, 5/25/65 W	131,000	122,174
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3, (ICE LIBOR USD 1 Month + 6.35%), 9.936%, 9/25/28	234,650	247,887
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class B1, (ICE LIBOR USD 1 Month + 5.15%), 8.736%, 10/25/29	2,692,000	2,824,834
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3, (ICE LIBOR USD 1 Month + 5.00%), 8.586%, 12/25/28	121,147	126,427
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3, (ICE LIBOR USD 1 Month + 4.70%), 8.286%, 4/25/28	99,999	103,374
Structured Agency Credit Risk Debt FRN Ser. 17-HQA3, Class B1, (ICE LIBOR USD 1 Month + 4.45%), 8.036%, 4/25/30	1,000,000	997,935
Structured Agency Credit Risk Debt FRN Ser. 17-DNA3, Class B1, (ICE LIBOR USD 1 Month + 4.45%), 8.036%, 3/25/30	1,290,000	1,309,028
Structured Agency Credit Risk Debt FRN Ser. 14-DN2, Class M3, (ICE LIBOR USD 1 Month + 3.60%), 7.186%, 4/25/24	1,211,152	1,224,740
Seasoned Credit Risk Transfer Trust Ser. 19-3, Class M, 4.75%, 10/25/58 W	4,560,000	4,018,937
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-HQA1, Class M2, (US 30 Day Average SOFR + 5.25%), 8.247%, 3/25/42	12,846,000	12,059,182
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class B1, (ICE LIBOR USD 1 Month + 4.65%), 8.236%, 1/25/49	10,684,210	10,832,273
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B1, (ICE LIBOR USD 1 Month + 4.35%), 7.936%, 3/25/49	700,000	699,994
Structured Agency Credit Risk Trust FRB Ser. 19-HQA2, Class HQA2, (ICE LIBOR USD 1 Month + 4.10%), 7.686%, 4/25/49	806,000	790,407
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B1, (ICE LIBOR USD 1 Month + 3.90%), 7.486%, 9/25/48	1,280,000	1,255,790
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class B1, (ICE LIBOR USD 1 Month + 3.70%), 7.286%, 12/25/30	7,040,000	6,945,875
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3, Class M2, (ICE LIBOR USD 1 Month + 3.60%), 7.186%, 7/25/50	77,332	77,332
Structured Agency Credit Risk Debt FRN Ser. 22-HQA2, Class M1B, (US 30 Day Average SOFR + 4.00%), 6.997%, 7/25/42	1,000,000	974,553
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA4, Class M2, (ICE LIBOR USD 1 Month + 3.15%), 6.736%, 9/25/50	23,675	23,675
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA2, Class M2, (ICE LIBOR USD 1 Month + 3.10%), 6.686%, 3/25/50	3,293,921	3,293,901
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA2, Class B1, (ICE LIBOR USD 1 Month + 2.50%), 6.086%, 2/25/50	5,000,000	4,538,229

40 Income Fund

MORTGAGE-BACKED SECURITIES (38.3%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-FTR2, Class M2, (ICE LIBOR USD 1 Month + 2.15%), 5.736%, 11/25/48	$928,000	$891,786
Structured Agency Credit Risk Trust FRB Ser. 19-DNA3, Class M2, (ICE LIBOR USD 1 Month + 2.05%), 5.636%, 7/25/49	288,155	282,392
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1, Class M2, (ICE LIBOR USD 1 Month + 1.90%), 5.486%, 1/25/50	1,048,056	1,027,180
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA2, Class M2, (ICE LIBOR USD 1 Month + 1.85%), 5.436%, 2/25/50	1,165,832	1,140,328
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-HQA4, Class M2, (US 30 Day Average SOFR + 2.35%), 5.347%, 12/25/41	3,732,140	3,137,913
Seasoned Credit Risk Transfer Trust Ser. 19-2, Class M, 4.75%, 8/25/58 W	3,279,000	2,706,381
Seasoned Credit Risk Transfer Trust Ser. 19-4, Class M, 4.50%, 2/25/59 W	2,474,000	2,099,717
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (ICE LIBOR USD 1 Month + 6.75%), 10.336%, 8/25/28	31,403	33,151
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, (ICE LIBOR USD 1 Month + 6.00%), 9.586%, 9/25/28	80,582	83,876
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (ICE LIBOR USD 1 Month + 5.70%), 9.286%, 4/25/28	32,136	33,853
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1, (ICE LIBOR USD 1 Month + 5.50%), 9.086%, 9/25/29	233,000	247,196
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2, (ICE LIBOR USD 1 Month + 5.30%), 8.886%, 10/25/28	70,600	72,807
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1, (ICE LIBOR USD 1 Month + 4.85%), 8.436%, 10/25/29	5,177,000	5,315,000
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2B1, (ICE LIBOR USD 1 Month + 4.50%), 8.086%, 12/25/30	331,600	335,390
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1B1, (ICE LIBOR USD 1 Month + 4.25%), 7.836%, 1/25/31	2,903,000	2,896,268
Connecticut Avenue Securities FRB Ser. 17-C06, Class 1B1, (ICE LIBOR USD 1 Month + 4.15%), 7.736%, 2/25/30	2,480,000	2,486,045
Connecticut Avenue Securities FRB Ser. 17-C07, Class 1B1, (ICE LIBOR USD 1 Month + 4.00%), 7.586%, 5/25/30	2,975,000	2,987,562
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1, (ICE LIBOR USD 1 Month + 3.60%), 7.186%, 1/25/30	648,000	631,557
Connecticut Avenue Securities FRB Ser. 17-C04, Class 2M2, (ICE LIBOR USD 1 Month + 2.85%), 6.436%, 11/25/29	3,278,099	3,314,019
Connecticut Avenue Securities FRB Ser. 18-C06, Class 1M2, (ICE LIBOR USD 1 Month + 2.00%), 5.586%, 3/25/31	129,750	129,232
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2ED3, (ICE LIBOR USD 1 Month + 1.35%), 4.936%, 9/25/29	64,567	63,706
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1, (ICE LIBOR USD 1 Month + 1.25%), 4.836%, 7/25/29	42,098	41,720
Connecticut Avenue Securities FRB Ser. 17-C07, Class 1EB2, (ICE LIBOR USD 1 Month + 1.00%), 4.586%, 5/25/30	161,310	159,055

Income Fund 41

MORTGAGE-BACKED SECURITIES (38.3%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association 144A
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1B1, (ICE LIBOR USD 1 Month + 5.75%), 9.336%, 7/25/29	$61,000	$65,042
Connecticut Avenue Securities Trust FRB Ser. 18-R07, Class 1B1, (ICE LIBOR USD 1 Month + 4.35%), 7.936%, 4/25/31	4,500,000	4,432,500
Connecticut Avenue Securities Trust FRB Ser. 19-R02, Class 1B1, (ICE LIBOR USD 1 Month + 4.15%), 7.736%, 8/25/31	1,586,000	1,551,973
Connecticut Avenue Securities Trust FRB Ser. 20-SBT1, Class 1M2, (ICE LIBOR USD 1 Month + 3.65%), 7.236%, 2/25/40	5,000,000	4,857,813
Connecticut Avenue Securities Trust FRB Ser. 20-SBT1, Class 2M2, (ICE LIBOR USD 1 Month + 3.65%), 7.236%, 2/25/40	1,600,000	1,591,078
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2, (ICE LIBOR USD 1 Month + 2.45%), 6.036%, 7/25/31	168,654	167,944
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M2, (US 30 Day Average SOFR + 3.00%), 5.997%, 1/25/42	884,000	788,970
Connecticut Avenue Securities Trust FRB Ser. 18-R07, Class 1M2, (ICE LIBOR USD 1 Month + 2.40%), 5.986%, 4/25/31	54,823	54,613
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2, (ICE LIBOR USD 1 Month + 2.15%), 5.736%, 11/25/39	1,033,102	984,311
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1M2, (ICE LIBOR USD 1 Month + 2.15%), 5.736%, 9/25/31	166,530	166,146
Connecticut Avenue Securities Trust FRB Ser. 19-R06, Class 2M2, (ICE LIBOR USD 1 Month + 2.10%), 5.686%, 9/25/39	38,297	38,207
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2, (ICE LIBOR USD 1 Month + 2.05%), 5.636%, 1/25/40	1,698,406	1,670,893
Connecticut Avenue Securities Trust FRB Ser. 20-R02, Class 2M2, (ICE LIBOR USD 1 Month + 2.00%), 5.586%, 1/25/40	1,005,645	985,418
Finance of America HECM Buyout 144A Ser. 22-HB2, Class A1A, 4.00%, 12/25/24 W	4,896,471	4,786,899
FIRSTPLUS Home Loan Owner Trust Ser. 97-3, Class B1, 7.79%, 11/10/23 (In default) †	134,710	13
GCAT Trust 144A Ser. 20-NQM2, Class A3, 2.935%, 4/25/65	2,081,998	1,846,360
GS Mortgage-Backed Securities Trust 144A FRB Ser. 20-RPL1, Class M2, 3.828%, 7/25/59 W	1,125,000	827,854
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1, 3.196%, 8/26/47 W	3,381,488	3,273,152
New York Mortgage Trust 144A Ser. 21-BPL1, Class A1, 2.239%, 5/25/26	3,200,000	2,997,052
NRZ Excess Spread-Collateralized Notes 144A Ser. 20-PLS1, Class A, 3.844%, 12/25/25	916,007	834,006
NYMT Loan Trust 144A Ser. 22-SP1, Class A1, 5.25%, 7/25/62	3,457,094	3,174,667
Onslow Bay Financial, LLC Trust 144A Ser. 22-NQM7, Class A1, 5.35%, 8/25/62	4,894,659	4,728,609
Radnor Re, Ltd. 144A
FRB Ser. 19-1, Class M2, (ICE LIBOR USD 1 Month + 3.20%), 6.786%, 2/25/29 (Bermuda)	5,630,000	5,332,388
FRB Ser. 18-1, Class M2, (ICE LIBOR USD 1 Month + 2.70%), 6.286%, 3/25/28 (Bermuda)	3,160,000	3,142,729
RMF Proprietary Issuance Trust 144A Ser. 22-3, Class A, 4.00%, 8/25/62 W	1,903,000	1,697,096

42 Income Fund

MORTGAGE-BACKED SECURITIES (38.3%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Starwood Mortgage Residential Trust 144A Ser. 20-2, Class A2, 3.97%, 4/25/60 W	$403,296	$401,625
Toorak Mortgage Corp., Ltd. 144A Ser. 20-1, Class A1, 2.734%, 3/25/23 W	6,056,794	5,975,135
Towd Point Mortgage Trust 144A
Ser. 19-2, Class A2, 3.75%, 12/25/58 W	6,534,000	5,600,648
FRB Ser. 15-6, Class M1, 3.75%, 4/25/55 W	1,102,000	1,052,068
Ser. 18-5, Class M1, 3.25%, 7/25/58 W	4,177,000	2,989,899
Verus Securitization Trust 144A Ser. 20-INV1, Class A3, 3.889%, 3/25/60 W	1,990,000	1,857,889
Visio Trust 144A Ser. 22-1, Class A2, 5.85%, 8/25/57	1,870,799	1,758,448
Vista Point Securitization Trust 144A Ser. 20-1, Class A2, 2.77%, 3/25/65 W	562,605	556,378
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR13, Class A1B2, (ICE LIBOR USD 1 Month + 0.86%), 4.446%, 10/25/45	929,131	863,383
FRB Ser. 05-AR13, Class A1C4, (ICE LIBOR USD 1 Month + 0.86%), 4.446%, 10/25/45	3,135,714	2,910,127
FRB Ser. 05-AR17, Class A1B2, (ICE LIBOR USD 1 Month + 0.82%), 4.406%, 12/25/45	1,552,065	1,322,825
FRB Ser. 05-AR2, Class 2A1B, (ICE LIBOR USD 1 Month + 0.74%), 4.326%, 1/25/45	335,309	316,867
FRB Ser. 05-AR17, Class A1B3, (ICE LIBOR USD 1 Month + 0.70%), 4.286%, 12/25/45	461,789	402,015
		190,796,705
Total mortgage-backed securities (cost $843,910,398)		$752,505,339

CORPORATE BONDS AND NOTES (25.2%)*	Principal amount	Value
Basic materials (1.9%)
Air Products & Chemicals, Inc. sr. unsec. notes 1.50%, 10/15/25	$230,000	$208,645
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 4.50%, 11/15/26	90,000	82,135
Cabot Corp. sr. unsec. bonds 5.00%, 6/30/32	2,754,000	2,458,357
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.165%, 7/15/27 (Germany)	7,800,000	7,359,214
Celanese US Holdings, LLC company guaranty sr. unsec. notes 1.40%, 8/5/26 (Germany)	240,000	193,494
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43	3,731,000	2,978,711
CF Industries, Inc. 144A company guaranty sr. notes 4.50%, 12/1/26	46,000	43,560
Commercial Metals Co. sr. unsec. notes 4.125%, 1/15/30	540,000	453,707
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes 5.25%, 9/1/29 (Indonesia)	485,000	450,938
Georgia-Pacific, LLC 144A sr. unsec. notes 0.95%, 5/15/26	230,000	198,523
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 4.125%, 3/12/24	1,522,000	1,491,092
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 2.50%, 9/1/30	4,736,000	3,643,667

Income Fund 43

CORPORATE BONDS AND NOTES (25.2%)* cont.	Principal amount	Value
Basic materials cont.
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 1.625%, 9/1/25	$210,000	$186,838
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.50%, 3/1/29	490,000	413,857
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29	3,080,000	2,682,651
International Flavors & Fragrances, Inc. sr. unsec. bonds 5.00%, 9/26/48	380,000	303,374
International Flavors & Fragrances, Inc. sr. unsec. notes 4.45%, 9/26/28	1,225,000	1,110,917
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30	1,149,000	863,515
International Flavors & Fragrances, Inc. 144A sr. unsec. unsub. notes 1.23%, 10/1/25	220,000	190,524
International Paper Co. sr. unsec. bonds 5.00%, 9/15/35	405,000	368,766
Mercer International, Inc. sr. unsec. notes 5.125%, 2/1/29 (Canada)	90,000	73,913
Minsur SA sr. unsec. notes Ser. REGS, 4.50%, 10/28/31 (Peru)	280,000	225,400
Novelis Corp. 144A company guaranty sr. unsec. bonds 3.875%, 8/15/31	180,000	139,448
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	2,176,000	1,993,202
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	220,000	202,105
Westlake Corp. sr. unsec. bonds 2.875%, 8/15/41	3,141,000	1,943,088
Westlake Corp. sr. unsec. notes 0.875%, 8/15/24	230,000	213,376
Westlake Corp. sr. unsec. unsub. notes 3.60%, 8/15/26	4,594,000	4,230,193
WestRock Co. company guaranty sr. unsec. unsub. notes 3.75%, 3/15/25	240,000	229,352
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30	1,617,000	1,776,547
Weyerhaeuser Co. sr. unsec. unsub. bonds 3.375%, 3/9/33 R	1,270,000	1,013,834
WR Grace Holdings, LLC 144A company guaranty sr. notes 4.875%, 6/15/27	180,000	157,500
		37,880,443
Capital goods (1.3%)
Berry Global Escrow Corp. 144A sr. notes 4.875%, 7/15/26	470,000	441,565
Berry Global, Inc. 144A company guaranty sr. notes 1.65%, 1/15/27	6,003,000	4,946,703
Berry Global, Inc. 144A company guaranty sr. notes 1.57%, 1/15/26	4,426,000	3,836,188
Boeing Co. (The) sr. unsec. notes 4.875%, 5/1/25	2,513,000	2,452,176
Boeing Co. (The) sr. unsec. notes 3.625%, 2/1/31	599,000	497,317
Boeing Co. (The) sr. unsec. notes 1.433%, 2/4/24	967,000	917,785
Caterpillar, Inc. sr. unsec. sub. notes 2.60%, 9/19/29	583,000	498,814
General Dynamics Corp. company guaranty sr. unsec. unsub. notes 2.25%, 6/1/31	615,000	499,691
GFL Environmental, Inc. 144A company guaranty sr. notes 3.50%, 9/1/28 (Canada)	90,000	76,304
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/1/28 (Canada)	175,000	151,445
Howmet Aerospace, Inc. sr. unsec. unsub. notes 5.90%, 2/1/27	90,000	88,382
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29	90,000	74,914
Johnson Controls International PLC sr. unsec. notes 3.90%, 2/14/26	920,000	876,520
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	3,180,000	2,971,193

44 Income Fund

CORPORATE BONDS AND NOTES (25.2%)* cont.	Principal amount	Value
Capital goods cont.
Lockheed Martin Corp. sr. unsec. unsub. notes 3.90%, 6/15/32	$546,000	$499,073
Northrop Grumman Corp. sr. unsec. notes 2.93%, 1/15/25	250,000	238,336
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	2,033,000	1,837,642
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	2,182,000	2,000,484
Raytheon Technologies Corp. sr. unsec. notes 3.50%, 3/15/27	535,000	498,459
Republic Services, Inc. sr. unsec. notes 0.875%, 11/15/25	270,000	236,395
Sensata Technologies BV 144A company guaranty sr. unsec. notes 4.00%, 4/15/29	200,000	168,440
Stevens Holding Co., Inc. 144A company guaranty sr. unsec. notes 6.125%, 10/1/26	90,000	90,117
Waste Connections, Inc. sr. unsec. bonds 4.20%, 1/15/33	964,000	871,773
Waste Connections, Inc. sr. unsec. bonds 3.20%, 6/1/32	515,000	429,260
Waste Connections, Inc. sr. unsec. notes 4.25%, 12/1/28	90,000	83,913
Waste Management, Inc. company guaranty sr. unsec. notes 0.75%, 11/15/25	40,000	35,308
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.25%, 6/15/28	80,000	81,157
		25,399,354
Communication services (2.6%)
American Tower Corp. sr. unsec. bonds 2.70%, 4/15/31 R	2,968,000	2,314,584
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	5,081,000	4,142,236
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	350,000	306,740
AT&T, Inc. company guaranty sr. unsec. unsub. notes 2.30%, 6/1/27	6,236,000	5,438,716
AT&T, Inc. sr. unsec. unsub. bonds 4.50%, 3/9/48	450,000	347,552
AT&T, Inc. sr. unsec. unsub. bonds 4.35%, 3/1/29	3,367,000	3,129,620
AT&T, Inc. sr. unsec. unsub. notes 4.25%, 3/1/27	2,674,000	2,553,372
AT&T, Inc. sr. unsec. unsub. notes 1.65%, 2/1/28	340,000	280,541
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. notes 5.00%, 2/1/28	175,000	158,375
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 5.05%, 3/30/29	303,000	278,496
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 6.484%, 10/23/45	1,284,000	1,136,892
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 4.80%, 3/1/50	869,000	615,015
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. notes 4.908%, 7/23/25	1,946,000	1,889,221
Comcast Corp. company guaranty sr. unsec. notes 3.30%, 2/1/27	6,493,000	6,006,495
Comcast Corp. company guaranty sr. unsec. unsub. bonds 2.35%, 1/15/27	470,000	419,646
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	2,026,000	1,837,378
Cox Communications, Inc. 144A sr. unsec. notes 3.35%, 9/15/26	200,000	183,505
Cox Communications, Inc. 144A sr. unsec. notes 2.60%, 6/15/31	520,000	397,585
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	1,078,000	971,753
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	1,039,000	939,577

Income Fund 45

CORPORATE BONDS AND NOTES (25.2%)* cont.	Principal amount	Value
Communication services cont.
Crown Castle International Corp. sr. unsec. sub. bonds 3.30%, 7/1/30 R	$3,817,000	$3,183,971
Crown Castle, Inc. sr. unsec. sub. notes 2.50%, 7/15/31 R	655,000	503,975
DISH DBS Corp. 144A company guaranty sr. notes 5.25%, 12/1/26	170,000	147,688
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	4,238,000	3,549,675
Equinix, Inc. sr. unsec. sub. notes 1.45%, 5/15/26 R	555,000	477,036
Equinix, Inc. sr. unsec. sub. notes 1.00%, 9/15/25 R	270,000	236,821
Frontier Communications Corp. 144A company guaranty sr. notes 5.875%, 10/15/27	40,000	36,793
Rogers Communications, Inc. company guaranty sr. unsec. unsub. notes 4.50%, 3/15/43 (Canada)	440,000	337,937
T-Mobile USA, Inc. company guaranty sr. bonds 3.00%, 2/15/41	500,000	336,245
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	148,000	130,921
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	5,944,000	5,483,673
Verizon Communications, Inc. sr. unsec. notes 2.55%, 3/21/31	1,366,000	1,079,445
Verizon Communications, Inc. sr. unsec. unsub. notes 4.329%, 9/21/28	310,000	290,615
Verizon Communications, Inc. sr. unsec. unsub. notes 2.10%, 3/22/28	3,039,000	2,553,929
		51,696,023
Conglomerates (0.2%)
General Electric Co. jr. unsec. sub. FRN (ICE LIBOR USD 3 Month + 3.33%), 6.623%, perpetual maturity	3,557,000	3,428,059
		3,428,059
Consumer cyclicals (2.4%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)	2,273,000	2,034,335
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%, 1/25/30 (Canada)	3,530,000	2,881,883
Amazon.com, Inc. sr. unsec. unsub. bonds 2.70%, 6/3/60	1,258,000	713,601
Amazon.com, Inc. sr. unsec. unsub. notes 2.10%, 5/12/31	5,211,000	4,171,872
American Builders & Contractors Supply Co., Inc. 144A sr. notes 4.00%, 1/15/28	925,000	816,211
Autonation, Inc. company guaranty sr. unsec. notes 4.50%, 10/1/25	210,000	201,737
Bath & Body Works, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30	150,000	134,192
Block, Inc. sr. unsec. notes 3.50%, 6/1/31	4,610,000	3,711,050
Booking Holdings, Inc. sr. unsec. sub. notes 4.625%, 4/13/30	3,885,000	3,655,653
Dick’s Sporting Goods, Inc. sr. unsec. notes 3.15%, 1/15/32	657,000	498,690
Discovery Communications, LLC company guaranty sr. unsec. unsub. notes 4.90%, 3/11/26	250,000	237,238
Dollar General Corp. sr. unsec. sub. notes 3.50%, 4/3/30	572,000	499,759
Ford Motor Co. sr. unsec. unsub. bonds 3.25%, 2/12/32	717,000	538,338
Ford Motor Co. sr. unsec. unsub. notes 3.625%, 6/17/31	507,000	394,281
Ford Motor Co., LLC sr. unsec. unsub. notes 2.90%, 2/10/29	1,598,000	1,252,735
General Motors Co. sr. unsec. bonds 5.95%, 4/1/49	2,542,000	2,152,170
General Motors Co. sr. unsec. bonds 5.20%, 4/1/45	1,228,000	947,496
General Motors Co. sr. unsec. bonds 5.00%, 4/1/35	520,000	432,316
General Motors Financial Co., Inc. sr. unsec. sub. notes 2.75%, 6/20/25	490,000	450,848

46 Income Fund

CORPORATE BONDS AND NOTES (25.2%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Global Payments, Inc. sr. unsec. notes 2.15%, 1/15/27	$856,000	$730,527
Global Payments, Inc. sr. unsec. notes 1.20%, 3/1/26	290,000	247,419
Hyatt Hotels Corp. sr. unsec. notes 6.00%, 4/23/30	410,000	388,613
iHeartCommunications, Inc. 144A company guaranty sr. notes 5.25%, 8/15/27	250,000	227,543
Interpublic Group of Cos, Inc. (The) sr. unsec. unsub. notes 2.40%, 3/1/31	1,522,000	1,145,465
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27	4,383,000	4,053,267
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30	90,000	71,523
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29	90,000	77,666
Moody’s Corp. sr. unsec. notes 4.875%, 2/15/24	240,000	238,728
Moody’s Corp. sr. unsec. notes 3.25%, 1/15/28	1,157,000	1,036,028
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes 3.60%, 4/15/26	230,000	215,915
Paramount Global sr. unsec. notes 4.75%, 5/15/25	115,000	112,307
Paramount Global sr. unsec. unsub. notes 4.20%, 6/1/29	1,312,000	1,145,056
S&P Global, Inc. company guaranty sr. unsec. bonds 2.50%, 12/1/29	2,762,000	2,301,173
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	1,352,000	1,004,847
S&P Global, Inc. 144A sr. unsec. unsub. notes 2.45%, 3/1/27	425,000	380,751
Scripps Escrow II, Inc. 144A sr. notes 3.875%, 1/15/29	175,000	144,522
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31	2,369,000	1,895,200
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.00%, 7/15/28	255,000	219,218
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 3/15/31	40,000	29,500
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 1.711%, 1/29/27	210,000	173,684
Tapestry, Inc. sr. unsec. notes 4.125%, 7/15/27	552,000	499,358
TJX Cos., Inc. (The) sr. unsec. notes 3.875%, 4/15/30	548,000	499,012
Vulcan Materials Co. sr. unsec. unsub. bonds 4.70%, 3/1/48	385,000	309,336
Walt Disney Co. (The) company guaranty sr. unsec. bonds 6.65%, 11/15/37	325,000	351,925
Walt Disney Co. (The) company guaranty sr. unsec. notes 3.35%, 3/24/25	330,000	317,395
Warnermedia Holdings, Inc. 144A company guaranty sr. unsec. bonds 4.279%, 3/15/32	4,569,000	3,690,602
		47,230,985
Consumer staples (1.2%)
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	90,000	79,875
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 3.65%, 2/1/26	290,000	277,753
Ashtead Capital, Inc. 144A company guaranty sr. unsec. notes 2.45%, 8/12/31	505,000	362,207
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	2,191,000	1,978,519
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7.00%, 10/15/37	923,000	942,717

Income Fund 47

CORPORATE BONDS AND NOTES (25.2%)* cont.	Principal amount	Value
Consumer staples cont.
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5.625%, 3/15/42	$830,000	$724,137
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 3.85%, 11/15/24	1,310,000	1,262,863
Keurig Dr Pepper, Inc. company guaranty sr. unsec. bonds 3.20%, 5/1/30	2,042,000	1,729,300
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 4.417%, 5/25/25	63,000	62,060
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 3.43%, 6/15/27	2,256,000	2,059,705
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes 3.875%, 5/15/27	6,090,000	5,706,042
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28	180,000	159,953
Netflix, Inc. sr. unsec. notes 5.875%, 2/15/25	90,000	90,450
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	435,000	412,819
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	1,477,000	1,465,923
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26	5,175,000	4,927,402
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30	98,000	90,747
Unilever Capital Corp. company guaranty sr. unsec. unsub. bonds 5.90%, 11/15/32 (Netherlands)	477,000	498,451
		22,830,923
Energy (1.3%)
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	80,000	64,778
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 5.875%, 3/31/25	1,590,000	1,590,238
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 5.125%, 6/30/27	1,871,000	1,825,404
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 4.00%, 3/1/31	90,000	75,878
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 3.25%, 1/31/32	1,388,000	1,080,100
Continental Resources, Inc. company guaranty sr. unsec. notes 4.375%, 1/15/28	3,575,000	3,205,417
Continental Resources, Inc. 144A company guaranty sr. unsec. notes 2.268%, 11/15/26	255,000	216,788
DCP Midstream Operating LP company guaranty sr. unsec. notes 5.625%, 7/15/27	155,000	150,497
Devon Energy Corp. sr. unsec. notes 5.25%, 9/15/24	445,000	443,971
Diamondback Energy, Inc. company guaranty sr. unsec. notes 3.25%, 12/1/26	2,402,000	2,202,785
DT Midstream, Inc. 144A sr. bonds 4.30%, 4/15/32	1,436,000	1,233,581
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	249,000	242,019
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes 5.625%, 1/15/28	90,000	86,261
EQT Corp. sr. unsec. notes 5.678%, 10/1/25	1,482,000	1,464,982
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	80,000	74,317
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.125%, 6/15/28	240,000	220,800

48 Income Fund

CORPORATE BONDS AND NOTES (25.2%)* cont.	Principal amount	Value
Energy cont.
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 4.25%, 2/15/30	$90,000	$76,964
Holly Energy Partners LP/Holly Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	90,000	81,342
Kinetik Holdings LP 144A company guaranty sr. unsec. notes 5.875%, 6/15/30	2,323,000	2,179,376
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	365,000	351,145
Occidental Petroleum Corp. sr. unsec. sub. notes 8.50%, 7/15/27	2,490,000	2,707,253
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	415,000	411,672
ONEOK, Inc. company guaranty sr. unsec. notes 6.35%, 1/15/31	390,000	384,742
Ovintiv, Inc. company guaranty sr. unsec. unsub. notes 8.125%, 9/15/30	70,000	74,993
Pertamina Persero PT sr. unsec. unsub. notes Ser. REGS, 2.30%, 2/9/31 (Indonesia)	300,000	222,045
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.60%, 1/3/31 (Brazil)	136,000	123,522
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.70%, 2/16/32 (Mexico)	826,000	624,663
Pioneer Natural Resources Co. sr. unsec. sub. notes 1.90%, 8/15/30	625,000	480,230
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	1,788,000	1,723,092
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 2/1/29	90,000	83,925
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%, 3/15/77 (Canada)	1,648,000	1,335,292
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 5.375%, 11/1/27	90,000	84,652
		25,122,724
Financials (9.5%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. bonds 3.40%, 10/29/33 (Ireland)	495,000	357,828
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. bonds 3.30%, 1/30/32 (Ireland)	5,971,000	4,481,542
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. notes 4.50%, 9/15/23 (Ireland)	2,385,000	2,342,187
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	1,547,000	1,370,849
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	1,713,000	1,372,375
Air Lease Corp. sr. unsec. unsub. notes 4.25%, 9/15/24	155,000	150,774
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	2,105,000	2,158,911
American Express Co. sr. unsec. unsub. notes 3.375%, 5/3/24	345,000	334,616
American International Group, Inc. sr. unsec. sub. notes 2.50%, 6/30/25	207,000	192,304
Aon PLC company guaranty sr. unsec. unsub. notes 4.25%, 12/12/42	1,806,000	1,339,973
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	6,952,000	6,232,755
Athene Global Funding 144A notes 2.55%, 11/19/30	495,000	370,652
Athene Global Funding 144A notes 1.73%, 10/2/26	519,000	438,180
Australia & New Zealand Banking Group, Ltd. 144A unsec. sub. FRB 2.57%, 11/25/35 (Australia)	3,725,000	2,594,258
Australia & New Zealand Banking Group, Ltd. 144A unsec. sub. notes 4.40%, 5/19/26 (Australia)	240,000	224,074

Income Fund 49

CORPORATE BONDS AND NOTES (25.2%)* cont.	Principal amount	Value
Financials cont.
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	$5,600,000	$5,317,507
Bank of America Corp. jr. unsec. sub. bonds Ser. JJ, 5.125%, perpetual maturity	1,256,000	1,184,723
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	5,180,000	4,069,762
Bank of America Corp. unsec. sub. FRB 3.846%, 3/8/37	4,930,000	3,949,883
Bank of America Corp. unsec. sub. notes Ser. L, 4.183%, 11/25/27	6,174,000	5,655,350
Bank of America Corp. unsec. sub. notes Ser. MTN, 4.00%, 1/22/25	950,000	915,601
Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 1.85%, 5/1/25 (Canada)	410,000	376,696
Bank of Nova Scotia (The) sr. unsec. notes 1.30%, 6/11/25 (Canada)	510,000	457,797
Berkshire Hathaway, Inc. sr. unsec. unsub. notes 3.125%, 3/15/26	2,710,000	2,568,157
BNP Paribas SA 144A jr. unsec. sub. FRN 4.625%, perpetual maturity (France)	965,000	667,056
BNP Paribas SA 144A unsec. sub. notes 4.375%, 5/12/26 (France)	1,858,000	1,703,234
BPCE SA 144A unsec. sub. FRB 3.648%, 1/14/37 (France)	1,717,000	1,205,557
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	3,662,000	3,437,432
Capital One Financial Corp. unsec. sub. FRB 2.359%, 7/29/32	2,031,000	1,397,058
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	440,000	417,514
Citigroup, Inc. jr. unsec. sub. FRN 3.875%, perpetual maturity	6,680,000	5,484,280
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	1,352,000	1,046,021
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	11,170,000	10,367,627
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	200,000	196,263
Commonwealth Bank of Australia 144A unsec. sub. notes 4.50%, 12/9/25 (Australia)	200,000	193,103
Commonwealth Bank of Australia 144A unsec. sub. notes 2.688%, 3/11/31 (Australia)	1,750,000	1,267,060
Corebridge Financial, Inc. 144A sr. unsec. notes 3.85%, 4/5/29	2,126,000	1,857,265
Credit Agricole SA 144A jr. unsec. sub. FRN 7.875%, perpetual maturity (France)	440,000	437,086
Credit Suisse AG sr. unsec. notes 4.75%, 8/9/24	525,000	498,319
Credit Suisse Group AG 144A sr. unsec. FRN 2.193%, 6/5/26 (Switzerland)	5,957,000	5,020,257
Danske Bank A/S 144A sr. unsec. FRN 3.244%, 12/20/25 (Denmark)	200,000	184,647
Deutsche Bank AG unsec. sub. FRB 4.875%, 12/1/32 (Germany)	470,000	372,674
Deutsche Bank AG unsec. sub. notes 4.50%, 4/1/25 (Germany)	5,036,000	4,685,870
Deutsche Bank AG/New York, NY sr. unsec. unsub. FRN 2.311%, 11/16/27 (Germany)	345,000	275,380
Deutsche Bank AG/New York, NY sr. unsec. unsub. FRN 2.129%, 11/24/26 (Germany)	450,000	378,345
Digital Realty Trust LP company guaranty sr. unsec. bonds 4.45%, 7/15/28 R	5,280,000	4,869,811
Discover Bank unsec. sub. FRN Ser. BKNT, 4.682%, 8/9/28	490,000	470,403
EPR Properties sr. unsec. notes 3.60%, 11/15/31 R	630,000	425,312
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	2,898,000	2,665,206
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4.875%, 8/13/24	310,000	301,831
Fidelity National Financial, Inc. sr. unsec. bonds 3.20%, 9/17/51	2,027,000	1,084,324
Fifth Third Bancorp sr. unsec. sub. notes 2.375%, 1/28/25	310,000	288,039
First-Citizens Bank & Trust Co. unsec. sub. notes 6.125%, 3/9/28	3,271,000	3,230,452

50 Income Fund

CORPORATE BONDS AND NOTES (25.2%)* cont.	Principal amount	Value
Financials cont.
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	$280,000	$276,450
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4.00%, 1/15/31 R	475,000	380,883
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. unsub. notes 5.375%, 4/15/26	1,110,000	1,059,562
Goldman Sachs Group, Inc. (The) jr. unsec. sub. FRN 3.65%, 7/28/51	2,330,000	1,770,622
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	4,445,000	4,021,359
Goldman Sachs Group, Inc. (The) sr. unsec. notes 3.50%, 4/1/25	930,000	881,149
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 2.60%, 2/7/30	1,762,000	1,401,274
Intercontinental Exchange, Inc. company guaranty sr. unsec. unsub. notes 3.75%, 12/1/25	260,000	249,778
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	3,103,000	2,044,623
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	1,552,000	1,123,549
Intercontinental Exchange, Inc. sr. unsec. notes 3.65%, 5/23/25	853,000	825,327
Intesa Sanpaolo SpA 144A unsec. sub. bonds 4.198%, 6/1/32 (Italy)	5,270,000	3,567,435
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R	330,000	329,050
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	3,225,000	3,120,349
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (ICE LIBOR USD 3 Month + 1.00%), 3.905%, 5/15/47	2,598,000	2,012,151
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	2,531,000	1,860,410
JPMorgan Chase & Co. sr. unsec. unsub. FRN 2.083%, 4/22/26	1,440,000	1,310,874
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	8,000,000	6,293,868
KKR Group Finance Co. VI, LLC 144A company guaranty sr. unsec. bonds 3.75%, 7/1/29	2,052,000	1,810,682
Lloyds Banking Group PLC jr. unsec. sub. FRB 7.50%, perpetual maturity (United Kingdom)	730,000	696,036
Lloyds Banking Group PLC unsec. sub. FRB 3.369%, 12/14/46 (United Kingdom)	3,772,000	2,204,244
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 3.875%, 3/15/24	260,000	255,347
MassMutual Global Funding II 144A sr. notes 2.75%, 6/22/24	200,000	192,018
Metropolitan Life Global Funding I 144A sr. notes 2.95%, 4/9/30	4,912,000	4,098,356
Metropolitan Life Insurance Co. 144A unsec. sub. notes 7.80%, 11/1/25	1,881,000	1,987,630
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%, 3/1/26 (Japan)	370,000	348,207
Morgan Stanley unsec. sub. notes Ser. GMTN, 4.35%, 9/8/26	8,914,000	8,487,773
Morgan Stanley unsec. sub. notes Ser. MTN, 4.10%, 5/22/23	60,000	59,694
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. bonds 3.50%, 3/15/31	495,000	340,145
NatWest Group PLC unsec. sub. notes 6.00%, 12/19/23 (United Kingdom)	360,000	357,286
PNC Financial Services Group, Inc. (The) unsec. sub. FRB 4.626%, 6/6/33	6,835,000	6,044,760
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%, 1/27/26 (Canada)	460,000	443,958
SITE Centers Corp. sr. unsec. unsub. notes 4.70%, 6/1/27	455,000	420,243
Societe Generale SA 144A jr. unsec. sub. notes 5.375%, perpetual maturity (France)	4,892,000	3,543,528

Income Fund 51

CORPORATE BONDS AND NOTES (25.2%)* cont.	Principal amount	Value
Financials cont.
Societe Generale SA 144A unsec. sub. notes 4.25%, 4/14/25 (France)	$200,000	$185,336
Toronto-Dominion Bank (The) sr. unsec. unsub. notes Ser. MTN, 1.15%, 6/12/25 (Canada)	520,000	465,792
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 9/1/24	1,756,000	1,576,450
UBS Group AG 144A sr. unsec. unsub. notes 4.125%, 9/24/25 (Switzerland)	3,218,000	3,046,714
UBS Group AG 144A jr. unsec. sub. FRN 4.375%, perpetual maturity (Switzerland)	2,223,000	1,544,207
UBS Group AG 144A sr. unsec. FRN 4.703%, 8/5/27 (Switzerland)	977,000	907,971
US Bancorp unsec. sub. FRB 2.491%, 11/3/36	4,915,000	3,601,471
VICI Properties LP sr. unsec. unsub. notes 4.75%, 2/15/28 R	2,110,000	1,922,812
VICI Properties LP/VICI Note Co., Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/27 R	1,341,000	1,174,864
Wells Fargo & Co. jr. unsec. sub. FRN 3.90%, perpetual maturity	2,147,000	1,822,803
Westpac Banking Corp. sr. unsec. unsub. notes 3.35%, 3/8/27 (Australia)	390,000	360,868
Westpac Banking Corp. unsec. sub. bonds 4.421%, 7/24/39 (Australia)	1,668,000	1,256,914
Westpac Banking Corp. unsec. sub. bonds 2.963%, 11/16/40 (Australia)	2,011,000	1,215,184
		185,784,186
Health care (0.9%)
AbbVie, Inc. sr. unsec. sub. notes 3.80%, 3/15/25	440,000	424,437
Amgen, Inc. sr. unsec. sub. notes 3.20%, 11/2/27	705,000	645,410
Bausch Health Cos., Inc. 144A company guaranty sr. notes 6.125%, 2/1/27	80,000	52,515
Bausch Health Cos., Inc. 144A sr. notes 4.875%, 6/1/28	90,000	55,125
Becton Dickinson and Co. sr. unsec. notes 3.70%, 6/6/27	2,284,000	2,117,205
Biogen, Inc. sr. unsec. sub. notes 2.25%, 5/1/30	560,000	440,398
Bristol-Myers Squibb Co. sr. unsec. sub. notes 0.75%, 11/13/25	32,000	28,265
CVS Health Corp. sr. unsec. notes 1.30%, 8/21/27	1,102,000	912,717
CVS Health Corp. sr. unsec. unsub. notes 4.30%, 3/25/28	445,000	417,555
CVS Health Corp. sr. unsec. unsub. notes 3.875%, 7/20/25	420,000	405,234
DH Europe Finance II SARL company guaranty sr. unsec. notes 2.60%, 11/15/29 (Luxembourg)	3,416,000	2,902,797
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 6.40%, 8/28/28	80,000	71,570
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	300,000	290,739
HCA, Inc. company guaranty sr. notes 4.50%, 2/15/27	1,964,000	1,838,737
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	155,000	150,744
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	40,000	33,136
Humana, Inc. sr. unsec. unsub. bonds 2.15%, 2/3/32	515,000	387,405
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)	200,000	177,500
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 5.125%, 5/9/29 (Israel)	200,000	171,640
UnitedHealth Group, Inc. sr. unsec. unsub. notes 0.55%, 5/15/24	420,000	392,986
Universal Health Services, Inc. 144A company guaranty sr. notes 2.65%, 10/15/30	495,000	370,313

52 Income Fund

CORPORATE BONDS AND NOTES (25.2%)* cont.	Principal amount	Value
Health care cont.
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	$3,457,000	$3,186,122
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	2,104,000	1,657,035
		17,129,585
Technology (2.2%)
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	3,823,000	2,087,328
Analog Devices, Inc. sr. unsec. notes 2.95%, 4/1/25	240,000	229,583
Apple, Inc. sr. unsec. notes 3.00%, 11/13/27	7,939,000	7,339,241
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	1,590,000	1,461,165
Broadcom, Inc. company guaranty sr. unsec. bonds 4.15%, 11/15/30	2,777,000	2,388,420
Broadcom, Inc. company guaranty sr. unsec. notes 4.75%, 4/15/29	425,000	394,851
Broadcom, Inc. company guaranty sr. unsec. sub. notes 5.00%, 4/15/30	4,278,000	3,937,917
Broadcom, Inc. 144A sr. unsec. bonds 4.926%, 5/15/37	3,764,000	3,103,458
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	180,000	155,196
Meta Platforms, Inc. 144A sr. unsec. unsub. bonds 4.45%, 8/15/52	2,922,000	2,168,522
Meta Platforms, Inc. 144A sr. unsec. unsub. notes 3.50%, 8/15/27	1,198,000	1,099,721
Microchip Technology, Inc. company guaranty sr. notes 4.333%, 6/1/23	240,000	238,453
Microsoft Corp. sr. unsec. unsub. bonds 2.921%, 3/17/52	2,555,000	1,726,287
Microsoft Corp. sr. unsec. unsub. bonds 3.45%, 8/8/36	198,000	169,661
Microsoft Corp. sr. unsec. unsub. notes 2.375%, 5/1/23	340,000	336,622
Oracle Corp. sr. unsec. bonds 3.95%, 3/25/51	1,292,000	845,241
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	5,106,000	3,457,781
Oracle Corp. sr. unsec. notes 2.875%, 3/25/31	500,000	394,057
Oracle Corp. sr. unsec. notes 2.50%, 4/1/25	230,000	214,890
Oracle Corp. sr. unsec. notes 1.65%, 3/25/26	2,311,000	2,028,724
salesforce.com, Inc. sr. unsec. bonds 3.05%, 7/15/61	3,777,000	2,301,428
salesforce.com, Inc. sr. unsec. bonds 2.90%, 7/15/51	2,175,000	1,400,624
salesforce.com, Inc. sr. unsec. notes 0.625%, 7/15/24	250,000	232,851
Sensata Technologies, Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/31	5,214,000	4,151,648
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	520,000	383,030
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29	90,000	76,050
VMware, Inc. sr. unsec. notes 1.40%, 8/15/26	520,000	443,616
Western Digital Corp. company guaranty sr. unsec. notes 4.75%, 2/15/26	40,000	36,955
Workday, Inc. sr. unsec. notes 3.70%, 4/1/29	1,130,000	1,007,016
		43,810,336
Transportation (0.1%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 4.45%, 1/29/26	507,000	481,654
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 4.40%, 7/1/27	2,068,000	1,929,041
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 3.95%, 3/10/25	200,000	191,007
		2,601,702

Income Fund 53

CORPORATE BONDS AND NOTES (25.2%)* cont.	Principal amount	Value
Utilities and power (1.6%)
AES Corp. (The) sr. unsec. notes 1.375%, 1/15/26	$130,000	$112,275
AES Corp. (The) sr. unsec. unsub. notes 2.45%, 1/15/31	3,261,000	2,459,100
American Electric Power Co., Inc. sr. unsec. unsub. notes 1.00%, 11/1/25	260,000	228,311
American Transmission Systems, Inc. 144A sr. unsec. bonds 2.65%, 1/15/32	944,000	732,927
Berkshire Hathaway Energy Co. sr. unsec. notes 4.05%, 4/15/25	210,000	205,623
Boardwalk Pipelines LP company guaranty sr. unsec. notes 3.60%, 9/1/32	746,000	591,306
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	90,000	78,948
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	2,513,000	2,279,530
Duke Energy Ohio, Inc. sr. notes 3.80%, 9/1/23	260,000	257,152
Enbridge, Inc. company guaranty sr. unsec. notes 1.60%, 10/4/26 (Canada)	230,000	197,331
Energy Transfer LP company guaranty sr. unsec. notes 4.95%, 6/15/28	435,000	405,174
Energy Transfer LP company guaranty sr. unsec. notes 2.90%, 5/15/25	5,584,000	5,183,516
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	2,463,000	1,764,124
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 3.125%, 7/31/29	455,000	391,123
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 2.80%, 1/31/30	4,491,000	3,745,725
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. notes 3.95%, 2/15/27	270,000	254,705
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	3,314,000	2,848,745
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	1,378,000	1,319,284
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 2/15/32	2,658,000	2,095,701
Pacific Gas and Electric Co. sr. bonds 5.90%, 6/15/32	1,961,000	1,824,749
Pacific Gas and Electric Co. sr. bonds 4.95%, 7/1/50	1,910,000	1,423,804
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	1,817,000	1,585,131
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	1,190,000	1,133,487
		31,117,771
Total corporate bonds and notes (cost $584,603,166)		$494,032,091

COLLATERALIZED LOAN OBLIGATIONS (5.9%)*	Principal amount	Value
AB BSL CLO 2, Ltd. 144A FRB Ser. 21-2A, Class A, (ICE LIBOR USD 3 Month + 1.10%), 5.179%, 4/15/34 (Cayman Islands)	$6,005,000	$5,743,614
AGL CLO 13, Ltd. 144A FRB Ser. 21-13A, Class A1, (ICE LIBOR USD 3 Month + 1.16%), 5.403%, 10/20/34 (Cayman Islands)	1,437,000	1,381,907
AGL CLO 6, Ltd. 144A FRB Ser. 21-6A, Class AR, (ICE LIBOR USD 3 Month + 1.20%), 5.443%, 7/20/34 (Cayman Islands)	2,885,000	2,777,678
Aimco CLO 14, Ltd. 144A FRB Ser. 21-14A, Class A, (ICE LIBOR USD 3 Month + 0.99%), 5.233%, 4/20/34 (Cayman Islands)	3,471,000	3,304,514
American Money Management Corp. CLO 21, Ltd. 144A FRB Ser. 17-21A, Class A, (ICE LIBOR USD 3 Month + 1.25%), 4.038%, 11/2/30 (Cayman Islands)	700,000	684,116

54 Income Fund

COLLATERALIZED LOAN OBLIGATIONS (5.9%)* cont.	Principal amount	Value
Ares LXIV CLO, Ltd. 144A FRB Ser. 22-64A, Class A1, (CME TERM SOFR 3 Month + 1.44%), 5.304%, 4/15/35 (Cayman Islands)	$2,890,000	$2,773,160
Ares LXI CLO, Ltd. 144A FRB Ser. 21-61A, Class A, (ICE LIBOR USD 3 Month + 1.15%), 5.393%, 10/20/34 (Cayman Islands)	400,000	381,904
Black Diamond CLO, Ltd. 144A FRB Ser. 21-1A, Class A1A, (ICE LIBOR USD 3 Month + 1.25%), 5.575%, 11/22/34 (Cayman Islands)	3,477,000	3,313,498
BlueMountain CLO XXXII, Ltd. 144A FRB Ser. 21-32A, Class A, (ICE LIBOR USD 3 Month + 1.17%), 5.249%, 10/15/34 (Cayman Islands)	250,000	239,116
Carlyle C17 CLO, Ltd. 144A FRB Ser. C17A, Class A1AR, (ICE LIBOR USD 3 Month + 1.03%), 5.445%, 4/30/31	605,000	590,698
Carlyle Global Market Strategies CLO, Ltd. 144A FRB Ser. 18-1A, Class A1R2, (ICE LIBOR USD 3 Month + 0.97%), 5.049%, 4/17/31 (Cayman Islands)	249,242	242,453
CarVal CLO II, Ltd. 144A FRB Ser. 21-1A, Class ANR, (ICE LIBOR USD 3 Month + 1.11%), 5.353%, 4/20/32 (Cayman Islands)	4,363,000	4,234,650
Cent CLO 21, Ltd. 144A FRB Ser. 21-21A, Class A1R3, (ICE LIBOR USD 3 Month + 0.97%), 5.328%, 7/27/30 (Cayman Islands)	6,453,767	6,314,630
Columbia Cent CLO 29, Ltd. 144A FRB Ser. 21-29A, Class AR, (ICE LIBOR USD 3 Month + 1.17%), 5.413%, 10/20/34	3,161,000	2,999,109
Dryden CLO, Ltd. 144A FRB Ser. 21-72A, Class AR, (ICE LIBOR USD 3 Month + 1.08%), 3.985%, 5/15/32 (Cayman Islands)	2,600,000	2,513,404
Elmwood CLO 18, Ltd. 144A FRB Ser. 22-5A, Class A, (CME TERM SOFR 3 Month + 2.00%), 4.519%, 7/17/33 (Cayman Islands)	474,000	470,294
Elmwood CLO V, Ltd. 144A FRB Ser. 21-2A, Class AR, (ICE LIBOR USD 3 Month + 1.15%), 5.393%, 10/20/34 (Cayman Islands)	2,642,000	2,521,646
Galaxy XXII CLO, Ltd. 144A FRB Ser. 21-22A, Class ARR, (ICE LIBOR USD 3 Month + 1.20%), 5.279%, 4/16/34 (Cayman Islands)	3,154,000	3,032,896
GoldenTree Loan Management US CLO 1, Ltd. 144A FRB Ser. 21-1A, Class A1R2, (ICE LIBOR USD 3 Month + 1.02%), 5.263%, 4/20/34 (Cayman Islands)	250,000	238,015
Greywolf CLO V, Ltd. 144A FRB Ser. 18-1A, Class A1R, (ICE LIBOR USD 3 Month + 1.16%), 5.518%, 1/27/31 (Cayman Islands)	5,335,000	5,232,221
Gulf Stream Meridian 1 Ltd. 144A FRB Ser. 20-IA, Class A1, (ICE LIBOR USD 3 Month + 1.37%), 5.449%, 4/15/33 (Cayman Islands)	2,650,000	2,557,075
LCM XXI LP 144A FRB Ser. 21A, Class AR, (ICE LIBOR USD 3 Month + 0.88%), 5.123%, 4/20/28 (Cayman Islands)	1,877,359	1,857,104
Madison Park Funding XIV, Ltd. 144A FRB Ser. 18-14A, Class A2RR, (ICE LIBOR USD 3 Month + 1.40%), 5.725%, 10/22/30 (Cayman Islands)	3,900,000	3,734,722
Madison Park Funding XVIII, Ltd. 144A FRB Ser. 21-18A, Class ARR, (ICE LIBOR USD 3 Month + 0.94%), 5.218%, 10/21/30 (Cayman Islands)	5,616,000	5,482,227
Madison Park Funding XXX, Ltd. 144A FRB Ser. 18-30A, Class A, (ICE LIBOR USD 3 Month + 0.75%), 4.829%, 4/15/29	4,258,519	4,157,515
Magnetite CLO XXXIII, Ltd. 144A FRB Ser. 22-33A, Class A, (CME TERM SOFR 3 Month + 1.50%), 4.207%, 7/20/35 (Cayman Islands)	4,787,000	4,596,420
Marathon CLO XIII, Ltd. 144A FRB Ser. 21-1A, Class AANR, (ICE LIBOR USD 3 Month + 1.32%), 5.399%, 4/15/32 (Cayman Islands)	1,976,000	1,914,036
Nassau, Ltd. 144A FRB Ser. 21-1A, Class A1R, (ICE LIBOR USD 3 Month + 1.29%), 5.369%, 1/15/35 (Cayman Islands)	250,000	238,360
Nassau, Ltd. 144A FRB Ser. 21-IA, Class ANAR, (ICE LIBOR USD 3 Month + 1.35%), 1.482%, 4/15/31 (Cayman Islands)	1,777,000	1,731,310

Income Fund 55

COLLATERALIZED LOAN OBLIGATIONS (5.9%)* cont.	Principal amount	Value
Octagon Investment Partners 29, Ltd. 144A FRB Ser. 20-1A, Class AR, (ICE LIBOR USD 3 Month + 1.18%), 5.505%, 1/24/33 (Cayman Islands)	$6,422,000	$6,202,272
OZLM VII, Ltd. 144A FRB Ser. 18-7RA, Class A1R, (ICE LIBOR USD 3 Month + 1.01%), 5.089%, 7/17/29 (Cayman Islands)	3,179,943	3,120,634
Palmer Square CLO, Ltd. 144A FRB Ser. 21-2A, Class A, (ICE LIBOR USD 3 Month + 1.15%), 5.229%, 7/15/34 (Cayman Islands)	3,135,000	2,999,555
Park Avenue Institutional Advisers CLO, Ltd. 144A FRB Ser. 19-1A, Class A2A, (ICE LIBOR USD 3 Month + 2.00%), 4.905%, 5/15/32 (Cayman Islands)	2,362,000	2,212,429
Regatta XX Funding, Ltd. 144A FRB Ser. 21-2A, Class A, (ICE LIBOR USD 3 Month + 1.16%), 5.239%, 10/15/34 (Cayman Islands)	1,439,000	1,374,841
Rockford Tower CLO, Ltd. 144A FRB Ser. 21-1A, Class A1, (ICE LIBOR USD 3 Month + 1.17%), 5.413%, 7/20/34 (Cayman Islands)	250,000	239,381
RR, 14, Ltd. 144A FRB Ser. 21-14A, Class A1, (ICE LIBOR USD 3 Month + 1.12%), 5.199%, 4/15/36 (Cayman Islands)	1,852,000	1,771,958
Shackleton CLO, Ltd. 144A FRB Ser. 18-4RA, Class A1A, (ICE LIBOR USD 3 Month + 1.00%), 4.941%, 4/13/31 (Cayman Islands)	3,000,000	2,921,976
Sound Point CLO XIV, Ltd. 144A FRB Ser. 21-3A, Class AR2, (ICE LIBOR USD 3 Month + 0.99%), 5.315%, 1/23/29 (Cayman Islands)	2,755,173	2,714,159
Sound Point CLO XVIII, Ltd. 144A FRB Ser. 18-4A, Class A1, (ICE LIBOR USD 3 Month + 1.12%), 5.363%, 1/21/31 (Cayman Islands)	5,575,000	5,409,016
Sound Point CLO XXIII, Ltd. 144A FRB Ser. 21-2A, Class AR, (ICE LIBOR USD 3 Month + 1.17%), 5.249%, 7/15/34 (Cayman Islands)	3,750,000	3,565,287
Sound Point CLO XXVI, Ltd. 144A FRB Ser. 21-1A, Class AR, (ICE LIBOR USD 3 Month + 1.17%), 5.413%, 7/20/34 (Cayman Islands)	3,850,000	3,662,459
Voya CLO, Ltd. 144A FRB Ser. 18-4A, Class A1RA, (ICE LIBOR USD 3 Month + 1.10%), 5.111%, 7/14/31 (Cayman Islands)	346,838	337,946
Wellfleet CLO, Ltd. 144A FRB Ser. 18-1A, Class A, (ICE LIBOR USD 3 Month + 1.10%), 5.179%, 7/17/31	2,750,000	2,679,188
Zais CLO, Ltd. 144A FRB Ser. 19-13A, Class A1A, (ICE LIBOR USD 3 Month + 1.49%), 5.569%, 7/15/32	1,858,000	1,803,666
Total collateralized loan obligations (cost $118,928,442)		$116,273,059

ASSET-BACKED SECURITIES (2.0%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (ICE LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$6,662,988	$6,646,331
Mello Warehouse Securitization Trust 144A
FRB Ser. 21-3, Class E, (ICE LIBOR USD 1 Month + 3.25%), 6.836%, 11/25/55	5,905,000	5,426,063
FRB Ser. 21-3, Class D, (ICE LIBOR USD 1 Month + 2.00%), 5.586%, 11/25/55	4,963,000	4,563,062
Mortgage Repurchase Agreement Financing Trust II 144A FRN Ser. 22-S1, Class A1, (US 30 Day Average SOFR + 2.00%), 4.637%, 3/30/25	150,000	150,000
MRA Issuance Trust 144A FRB Ser. 22-2, Class A3, (US SOFR + 1.25%), 4.21%, 1/17/23	8,690,000	8,690,000
Securitized Term Auto Loan Receivables Trust 144A Ser. 19-CRTA, Class D, 4.572%, 3/25/26 (Canada)	912,473	879,974

56 Income Fund

ASSET-BACKED SECURITIES (2.0%)* cont.	Principal amount	Value
Station Place Securitization Trust 144A
FRB Ser. 22-3, Class A1, (CME Term SOFR 1 Month + 1.25%), 4.828%, 5/29/23	$9,167,000	$9,167,000
FRB Ser. 21-14, Class A1, (ICE LIBOR USD 1 Month + 0.70%), 4.272%, 12/8/22	3,503,000	3,503,000
Total asset-backed securities (cost $39,318,899)		$39,025,430

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.3%)*		Principal amount	Value
Brazil (Federal Republic of) sr. unsec. unsub. bonds 5.00%, 1/27/45 (Brazil)		$270,000	$195,075
Brazil (Federal Republic of) sr. unsec. unsub. notes 3.875%, 6/12/30 (Brazil)		288,000	242,533
Chile (Republic of) sr. unsec. unsub. bonds 4.34%, 3/7/42 (Chile)		530,000	414,063
Colombia (Republic of) sr. unsec. notes 3.875%, 4/25/27 (Colombia)		200,000	168,298
Colombia (Republic of) sr. unsec. unsub. notes 4.50%, 3/15/29 (Colombia)		200,000	162,513
Cote d’lvoire (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.375%, 3/3/28 (Cote d’lvoire)		780,000	710,775
Dominican (Republic of) sr. unsec. bonds Ser. REGS, 4.875%, 9/23/32 (Dominican Republic)		420,000	323,630
Dominican (Republic of) 144A sr. unsec. bonds 6.00%, 2/22/33 (Dominican Republic)		460,000	385,155
Indonesia (Republic of) sr. unsec. unsub. notes 4.65%, 9/20/32 (Indonesia)		750,000	693,014
Panama (Republic of) sr. unsec. unsub. bonds 3.298%, 1/19/33 (Panama)		290,000	223,300
Paraguay (Republic of) 144A sr. unsec. bonds 3.849%, 6/28/33 (Paraguay)		200,000	164,750
Romania (Government of) sr. unsec. notes Ser. REGS, 3.00%, 2/14/31 (Romania)		420,000	311,010
Senegal (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%, 3/13/28 (Senegal)	EUR	310,000	249,770
United Mexican States sr. unsec. bonds 2.659%, 5/24/31 (Mexico)		$1,016,000	786,527
Uruguay (Oriental Republic of) sr. unsec. bonds 5.10%, 6/18/50 (Uruguay)		330,000	294,760
Total foreign government and agency bonds and notes (cost $6,445,147)			$5,325,173

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount	Value
CA State G.O. Bonds, (Build America Bonds), 7.50%, 4/1/34	$770,000	$897,702
North TX, Tollway Auth. Rev. Bonds, (Build America Bonds), 6.718%, 1/1/49	675,000	751,581
OH State U. Rev. Bonds, (Build America Bonds), 4.91%, 6/1/40	845,000	794,078
Total municipal bonds and notes (cost $2,293,775)		$2,443,361

Income Fund 57

SHORT-TERM INVESTMENTS (24.4%)*		Principal amount/ shares	Value
Atlantic Asset Securitization, LLC asset backed commercial paper 3.882%, 12/16/22		$10,000,000	$9,950,307
Bedford Row Funding Corp. asset backed commercial paper 3.159%, 11/4/22		10,000,000	9,996,370
Interest in $508,400,000 joint tri-party repurchase agreement dated 10/31/2022 with Royal Bank of Canada due 11/1/2022 — maturity value of $82,594,974 for an effective yield of 3.040% (collateralized by U.S. Treasuries (including strips) with coupon rates ranging from 0.125% to 4.375% and due dates ranging from 4/15/2023 to 10/31/2029, valued at $518,611,863)		82,588,000	82,588,000
Putnam Short Term Investment Fund Class P 3.21% L	Shares	177,618,143	177,618,143
Sheffield Receivables Co., LLC asset backed commercial paper 3.165%, 11/16/22 (United Kingdom)		$10,000,000	9,983,791
Skandinaviska Enskilda Banken AB commercial paper 3.356%, 11/7/22 (Sweden)		10,000,000	9,993,334
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.01% P	Shares	62,308,000	62,308,000
TotalEnergies Capital Canada, Ltd. commercial paper 3.771%, 11/28/22 (Canada)		$10,000,000	9,970,779
U.S. Treasury Bills 2.982%, 11/22/22 # ∆ § Φ		27,500,000	27,446,956
U.S. Treasury Bills 2.828%, 11/25/22 # ∆ § Φ		20,700,000	20,654,836
U.S. Treasury Bills 2.703%, 11/1/22 Φ		19,000,000	19,000,000
U.S. Treasury Bills 2.800%, 11/8/22 # Φ		18,100,000	18,090,608
U.S. Treasury Bills 3.476%, 12/6/22 # ∆ § Φ		9,100,000	9,068,869
U.S. Treasury Bills 2.908%, 11/15/22 # ∆ § Φ		6,300,000	6,292,650
U.S. Treasury Bills 2.792%, 11/17/22 ∆ § Φ		6,300,000	6,292,034
Total short-term investments (cost $479,276,511)			$479,254,677

TOTAL INVESTMENTS
Total investments (cost $4,587,340,148)	$4,353,210,175

Key to holding’s currency abbreviations
EUR	Euro
USD /$	United States Dollar

Key to holding’s abbreviations
DAC	Designated Activity Company
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.

58 Income Fund

IO	Interest Only
LIBOR	London Interbank Offered Rate
PO	Principal Only
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2021 through October 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $1,964,125,994.
†	This security is non-income-producing.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $22,203,058 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $3,108,609 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).
Φ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $17,685,532 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $21,663,606 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

Income Fund 59

FORWARD CURRENCY CONTRACTS at 10/31/22 (aggregate face value $349,440)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
State Street Bank and Trust Co.
	Euro	Sell	12/21/22	$342,637	$349,440	$6,803
Unrealized appreciation						6,803
Unrealized (depreciation)						—
Total						$6,803
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 10/31/22
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Bond 30 yr (Long)	301	$36,270,500	$36,270,500	Dec-22	$(5,030,661)
U.S. Treasury Bond Ultra 30 yr (Long)	1,177	150,251,406	150,251,407	Dec-22	(27,367,757)
U.S. Treasury Note 2 yr (Long)	692	141,432,906	141,432,906	Dec-22	(2,860,460)
U.S. Treasury Note 5 yr (Long)	3,531	376,382,531	376,382,531	Dec-22	(15,291,193)
U.S. Treasury Note 10 yr (Long)	2,380	263,213,125	263,213,125	Dec-22	(15,436,836)
U.S. Treasury Note Ultra 10 yr (Long)	658	76,317,719	76,317,719	Dec-22	(6,728,145)
Unrealized appreciation					—
Unrealized (depreciation)					(72,715,052)
Total					$(72,715,052)

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/22
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A.
(1.39)/US SOFR/Dec-26 (Purchased)	Dec-24/1.39	$144,600,800	$(1,662,909)	$4,484,071
1.39/US SOFR/Dec-26 (Purchased)	Dec-24/1.39	144,600,800	(1,662,909)	(1,164,036)
(1.085)/3 month USD-LIBOR-ICE/Apr-34 (Written)	Apr-24/1.085	123,169,700	1,690,504	1,359,793
(3.073)/US SOFR/Jun-37 (Written)	Jun-27/3.073	96,522,000	7,021,975	1,738,361
3.073/US SOFR/Jun-37 (Written)	Jun-27/3.073	96,522,000	7,021,975	(1,969,049)
2.17/3 month USD-LIBOR-ICE/Apr-34 (Purchased)	Apr-24/2.17	61,584,900	(2,974,551)	(2,332,836)
(3.101)/US SOFR/Jun-39 (Written)	Jun-29/3.101	38,222,600	2,985,185	594,361
3.101/US SOFR/Jun-39 (Written)	Jun-29/3.101	38,222,600	2,985,185	(720,496)
(1.6125)/US SOFR/Dec-41 (Written)	Dec-31/1.6125	36,109,900	2,681,160	1,255,541
1.6125/US SOFR/Dec-41 (Written)	Dec-31/1.6125	36,109,900	2,681,160	(2,969,678)
(3.32)/US SOFR/Oct-39 (Purchased)	Oct-29/3.32	33,520,700	(2,664,896)	355,319
3.32/US SOFR/Oct-39 (Purchased)	Oct-29/3.32	33,520,700	(2,664,896)	(314,424)
(1.29)/3 month USD-LIBOR-ICE/Mar-34 (Written)	Mar-24/1.29	30,792,400	480,361	388,600
2.29/3 month USD-LIBOR-ICE/Mar-34 (Purchased)	Mar-24/2.29	21,554,700	(1,060,183)	(832,443)

60 Income Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/22 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A. cont.
(1.275)/3 month USD-LIBOR-ICE/Mar-50 (Purchased)	Mar-30/1.275	$19,218,800	$(2,503,249)	$3,171,294
1.275/3 month USD-LIBOR-ICE/Mar-50 (Purchased)	Mar-30/1.275	19,218,800	(2,503,249)	(1,554,609)
Barclays Bank PLC
(2.232)/3 month USD-LIBOR-ICE/Jun-51 (Purchased)	Jun-31/2.232	41,524,500	(5,030,693)	3,372,205
2.232/3 month USD-LIBOR-ICE/Jun-51 (Purchased)	Jun-31/2.232	41,524,500	(5,030,693)	(2,015,599)
Citibank, N.A.
(1.752)/3 month USD-LIBOR-ICE/Dec-31 (Purchased)	Dec-26/1.752	147,213,700	(4,799,167)	8,865,209
1.752/3 month USD-LIBOR-ICE/Dec-31 (Purchased)	Dec-26/1.752	147,213,700	(4,799,167)	(2,838,280)
(1.90)/3 month USD-LIBOR-ICE/Jun-28 (Purchased)	Jun-26/1.90	126,213,700	(1,682,429)	3,120,003
1.90/3 month USD-LIBOR-ICE/Jun-28 (Purchased)	Jun-26/1.90	126,213,700	(1,682,429)	(892,331)
4.108/US SOFR/Jan-28 (Purchased)	Jan-23/4.108	49,598,400	(711,737)	65,470
(4.108)/US SOFR/Jan-28 (Purchased)	Jan-23/4.108	49,598,400	(711,737)	(198,394)
2.394/US SOFR/Sep-33 (Purchased)	Sep-23/2.394	41,044,100	(496,634)	(164,997)
(1.84)/US SOFR/Jan-42 (Purchased)	Jan-32/1.84	38,370,100	(5,732,493)	699,487
1.84/US SOFR/Jan-42 (Purchased)	Jan-32/1.84	38,370,100	(1,592,359)	(330,750)
(2.285)/3 month USD-LIBOR-ICE/Mar-51 (Purchased)	Mar-41/2.285	27,212,800	(2,349,825)	526,023
2.285/3 month USD-LIBOR-ICE/Mar-51 (Purchased)	Mar-41/2.285	27,212,800	(2,349,825)	(258,249)
(1.99)/US SOFR/Feb-42 (Purchased)	Feb-32/1.99	22,986,200	(1,810,163)	1,404,457
1.99/US SOFR/Feb-42 (Purchased)	Feb-32/1.99	22,986,200	(1,810,163)	(750,040)
(1.735)/US SOFR/Mar-53 (Purchased)	Mar-23/1.735	18,266,500	(1,350,351)	4,136,997
1.735/US SOFR/Mar-53 (Purchased)	Mar-23/1.735	18,266,500	(1,350,351)	(1,319,024)
(3.015)/US SOFR/Nov-32 (Purchased)	Nov-22/3.015	16,846,300	(209,315)	892,517
2.515/US SOFR/Nov-32 (Purchased)	Nov-22/2.515	16,846,300	(202,156)	(201,313)
(1.724)/US SOFR/Mar-53 (Purchased)	Mar-23/1.724	15,753,700	(1,188,617)	3,575,932
1.724/US SOFR/Mar-53 (Purchased)	Mar-23/1.724	15,753,700	(1,188,617)	(1,162,150)
(1.625)/3 month USD-LIBOR-ICE/Jan-61 (Purchased)	Jan-41/1.625	15,357,200	(2,265,187)	750,814
1.625/3 month USD-LIBOR-ICE/Jan-61 (Purchased)	Jan-41/1.625	15,357,200	(2,265,187)	(480,066)
(1.102)/3 month USD-LIBOR-ICE/Nov-32 (Purchased)	Nov-22/1.102	12,950,900	(411,515)	2,761,261
1.102/3 month USD-LIBOR-ICE/Nov-32 (Purchased)	Nov-22/1.102	12,950,900	(411,515)	(418,055)
(2.427)/3 month USD-LIBOR-ICE/Jun-41 (Purchased)	Jun-31/2.427	7,183,900	(523,347)	429,741

Income Fund 61

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/22 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
2.427/3 month USD-LIBOR-ICE/Jun-41 (Purchased)	Jun-31/2.427	$7,183,900	$(523,347)	$(202,802)
(1.75)/US SOFR/Mar-53 (Purchased)	Mar-23/1.75	7,042,000	(527,094)	1,569,943
1.75/US SOFR/Mar-53 (Purchased)	Mar-23/1.75	7,042,000	(527,094)	(514,981)
(2.689)/3 month USD-LIBOR-ICE/Nov-49 (Purchased)	Nov-24/2.689	5,702,000	(734,133)	345,370
2.689/3 month USD-LIBOR-ICE/Nov-49 (Purchased)	Nov-24/2.689	5,702,000	(734,133)	(477,657)
Goldman Sachs International
(2.544)/US SOFR/Nov-32 (Purchased)	Nov-22/2.544	58,363,700	(1,196,456)	4,870,451
2.544/US SOFR/Nov-32 (Purchased)	Nov-22/2.544	58,363,700	(1,196,456)	(1,195,289)
(2.41)/US SOFR/May-57 (Purchased)	May-27/2.41	27,456,100	(4,898,168)	759,985
2.41/US SOFR/May-57 (Purchased)	May-27/2.41	27,456,100	(3,124,504)	(762,181)
(2.8175)/3 month USD-LIBOR-ICE/Mar-47 (Purchased)	Mar-27/2.8175	6,678,900	(843,211)	293,538
2.8175/3 month USD-LIBOR-ICE/Mar-47 (Purchased)	Mar-27/2.8175	6,678,900	(843,211)	(398,396)
JPMorgan Chase Bank N.A.
(1.70)/US SOFR/Jan-29 (Written)	Jan-24/1.70	62,686,100	1,337,565	1,077,574
1.70/US SOFR/Jan-29 (Written)	Jan-24/1.70	62,686,100	1,337,565	(4,305,281)
(2.031)/3 month USD-LIBOR-ICE/Feb-41 (Purchased)	Feb-31/2.031	56,013,300	(3,831,310)	4,607,094
2.031/3 month USD-LIBOR-ICE/Feb-41 (Purchased)	Feb-31/2.031	56,013,300	(3,831,310)	(1,756,017)
(1.985)/3 month USD-LIBOR-ICE/Jan-41 (Purchased)	Jan-31/1.985	40,009,500	(2,744,652)	3,373,201
1.985/3 month USD-LIBOR-ICE/Jan-41 (Purchased)	Jan-31/1.985	40,009,500	(2,744,652)	(1,283,505)
(1.81)/US SOFR/Jan-37 (Written)	Jan-27/1.81	9,726,100	574,813	335,356
1.81/US SOFR/Jan-37 (Written)	Jan-27/1.81	9,726,100	574,813	(907,542)
Morgan Stanley & Co. International PLC
2.1175/US SOFR/Oct-57 (Purchased)	Oct-27/2.1175	50,000,000	(3,365,000)	(7,000)
(2.505)/3 month USD-LIBOR-ICE/Nov-49 (Purchased)	Nov-24/2.505	5,702,000	(873,546)	340,010
2.505/3 month USD-LIBOR-ICE/Nov-49 (Purchased)	Nov-24/2.505	5,702,000	(613,535)	(403,645)
(3.27)/3 month USD-LIBOR-ICE/Oct-53 (Purchased)	Oct-23/3.27	1,179,600	(134,592)	(1,640)
3.27/3 month USD-LIBOR-ICE/Oct-53 (Purchased)	Oct-23/3.27	1,179,600	(134,592)	(71,814)
Toronto-Dominion Bank
(1.937)/3 month USD-LIBOR-ICE/Feb-36 (Purchased)	Feb-26/1.937	30,040,600	(1,571,123)	3,223,356
1.937/3 month USD-LIBOR-ICE/Feb-36 (Purchased)	Feb-26/1.937	30,040,600	(1,571,123)	(1,036,100)

62 Income Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/22 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Toronto-Dominion Bank cont.
(2.405)/3 month USD-LIBOR-ICE/Mar-41 (Purchased)	Mar-31/2.405	$3,001,800	$(209,376)	$191,095
2.405/3 month USD-LIBOR-ICE/Mar-41 (Purchased)	Mar-31/2.405	3,001,800	(209,376)	(80,808)
Wells Fargo Bank, N.A.
3.0575/US SOFR/Jan-33 (Purchased)	Jan-23/3.0575	45,723,800	(345,215)	(176,951)
Unrealized appreciation				64,934,429
Unrealized (depreciation)				(36,468,428)
Total				$28,466,001

TBA SALE COMMITMENTS OUTSTANDING at 10/31/22 (proceeds receivable $866,095,391)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 5.50%, 11/1/52	$236,000,000	11/14/22	$232,705,039
Uniform Mortgage-Backed Securities, 5.00%, 11/1/52	485,000,000	11/14/22	467,456,774
Uniform Mortgage-Backed Securities, 4.00%, 11/1/52	32,000,000	11/14/22	29,104,985
Uniform Mortgage-Backed Securities, 3.50%, 11/1/52	1,000,000	11/14/22	879,375
Uniform Mortgage-Backed Securities, 3.00%, 11/1/52	27,000,000	11/14/22	22,922,565
Uniform Mortgage-Backed Securities, 2.50%, 11/1/52	57,000,000	11/14/22	46,664,327
Uniform Mortgage-Backed Securities, 2.00%, 11/1/52	77,000,000	11/14/22	60,647,086
Total			$860,380,151

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termi- nation date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
$800,000,000	$25,512,000	$18,605,714	9/21/27	3.30% — Annually	US SOFR — Annually	$43,331,038
600,000,000	12,936,000	2,818,653	9/21/24	3.40% — Annually	US SOFR — Annually	15,397,610
Upfront premium received		21,424,367		Unrealized appreciation		58,728,648
Upfront premium (paid)		—		Unrealized (depreciation)		—
Total		$21,424,367		Total	$58,728,648

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$32,836,200	$6,845,034	$1,375,403	9/1/32	3 month USD-LIBOR-ICE — Quarterly	1.512% — Semiannually	$(5,558,371)
9,000,000	3,630,960	(802,207)	3/1/52	1.465% — Semiannually	3 month USD-LIBOR-ICE — Quarterly	2,853,781

Income Fund 63

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$149,706,000	$6,766,711	$7,233	12/23/23	0.695% — Annually	US SOFR — Annually	$7,346,923
11,819,000	1,346,420	1,016	12/23/26	1.085% — Annually	US SOFR — Annually	1,347,949
10,552,000	2,039,702	(2,745)	12/23/31	US SOFR — Annually	1.285% — Annually	(2,024,556)
100,453,000	36,038,518	(178,865)	12/23/51	US SOFR — Annually	1.437% — Annually	(35,914,194)
60,378,000	2,727,878	(6,144)	12/24/23	0.697% — Annually	US SOFR — Annually	2,932,284
30,500,000	3,463,580	(4,083)	12/24/26	1.096% — Annually	US SOFR — Annually	3,426,897
89,191,000	17,244,188	(39,816)	12/24/31	1.285% — Annually	US SOFR — Annually	17,103,031
60,760,000	21,819,524	(32,837)	12/24/51	1.435% — Annually	US SOFR — Annually	21,586,577
10,724,000	3,678,332	(1,748)	12/31/51	1.525% — Annually	US SOFR — Annually	3,631,314
25,659,000	2,885,611	(3,404)	12/31/26	US SOFR — Annually	1.135% — Annually	(2,861,863)
5,755,500	398,338 E	(128)	1/15/47	1.724% — Annually	US SOFR — Annually	398,210
9,319,000	2,941,449	(318)	1/21/52	1.679% — Annually	US SOFR — Annually	2,892,705
28,734,000	9,341,998	(980)	1/19/52	US SOFR — Annually	1.626% — Annually	(9,257,373)
15,082,000	4,827,748	(514)	2/1/52	1.6545% — Annually	US SOFR — Annually	4,754,726
10,573,700	991,602 E	(361)	2/13/57	1.68% — Annually	US SOFR — Annually	991,241
36,345,700	10,298,918	(1,239)	2/24/52	US SOFR — Annually	1.86% — Annually	(10,111,422)
5,893,000	1,767,841	(201)	2/29/52	1.7674% — Annually	US SOFR — Annually	1,745,558
14,992,000	2,402,618	(199)	2/29/32	US SOFR — Annually	1.75% — Annually	(2,338,747)
28,705,000	2,712,623	(232)	2/28/27	1.675% — Annually	US SOFR — Annually	2,667,558
34,930,000	1,458,328	(132)	2/29/24	US SOFR — Annually	1.47709% — Annually	(1,450,312)
7,804,700	1,293,083	(103)	3/7/32	3 month USD-LIBOR-ICE — Quarterly	1.9575% — Semiannually	(1,307,768)
42,663,100	7,527,477	(566)	3/9/32	1.5475% — Annually	US SOFR — Annually	7,447,253
44,234,900	7,825,154	(587)	3/9/32	1.5415% — Annually	US SOFR — Annually	7,749,159
23,320,000	3,772,710	(309)	3/11/32	1.737% — Annually	US SOFR — Annually	3,697,804

64 Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$262,368,000	$8,235,732	$(989)	4/7/24	2.45% — Annually	US SOFR — Annually	$7,079,515
73,776,000	4,763,716	(597)	4/7/27	US SOFR — Annually	2.465% — Annually	(4,433,595)
9,862,000	1,147,049	(131)	4/7/23	US SOFR — Annually	2.3305% — Annually	(1,095,461)
16,169,000	3,884,441	(551)	4/7/52	US SOFR — Annually	2.1005% — Annually	(3,819,321)
19,619,000	3,868,867	(669)	4/14/52	US SOFR — Annually	2.3395% — Annually	(3,741,687)
3,831,000	396,394	(51)	4/14/32	US SOFR — Annually	2.4965% — Annually	(368,419)
15,844,000	1,014,333	(128)	4/14/27	2.483% — Annually	US SOFR — Annually	915,640
31,791,000	1,029,075	(120)	4/14/24	2.405% — Annually	US SOFR — Annually	910,468
59,312,200	3,336,904	(560)	5/2/27	US SOFR — Annually	2.685% — Annually	(3,094,990)
73,266,300	2,315,215	(276)	5/25/24	2.5945% — Annually	US SOFR — Annually	2,137,396
17,669,000	2,968,039	(603)	5/25/52	US SOFR — Annually	2.501% — Annually	(2,903,576)
3,660,800	412,682 E	(125)	5/28/57	2.40% — Annually	US SOFR — Annually	412,557
57,507,000	4,831,163	(763)	6/7/32	US SOFR — Annually	2.7565% — Annually	(4,567,222)
14,553,000	2,126,048	(496)	6/7/52	US SOFR — Annually	2.622% — Annually	(2,079,281)
170,074,100	13,366,124	(2,255)	6/8/32	US SOFR — Annually	2.825% — Annually	(12,812,571)
14,414,200	3,651,549	(1,809,179)	6/22/52	2.3075% — Semiannually	3 month USD-LIBOR-ICE — Quarterly	1,781,507
53,045,000	1,511,783	(200)	6/10/24	US SOFR — Annually	2.833% — Annually	(1,299,377)
44,246,000	2,306,102	(358)	6/10/27	2.8025% — Annually	US SOFR — Annually	2,134,756
353,160,000	7,384,576	(1,331)	6/15/24	US SOFR — Annually	3.3385% — Annually	(5,889,366)
177,215,500	6,427,606	(1,434)	6/15/27	3.185% — Annually	US SOFR — Annually	5,780,241
63,839,800	4,920,133 E	(904)	2/3/33	3.13% — Semiannually	3 month USD-LIBOR-ICE — Quarterly	4,919,229
48,439,000	4,231,147	(642)	7/15/32	US SOFR — Annually	2.723% — Annually	(4,136,018)
42,331,800	6,474,649	(1,444)	8/22/52	2.5823% — Annually	US SOFR — Annually	6,447,130

Income Fund 65

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$36,155,100	$3,676,974 E	$(512)	1/31/33	2.545% — Annually	US SOFR — Annually	$3,676,462
36,155,100	3,662,512 E	(512)	1/31/33	2.55% — Annually	US SOFR — Annually	3,662,000
34,053,000	3,601,105 E	(482)	2/1/33	2.495% — Annually	US SOFR — Annually	3,600,623
65,748,000	7,328,272	(872)	8/2/32	US SOFR — Annually	2.4275% — Annually	(7,336,580)
33,296,300	3,758,486 E	(471)	2/1/33	2.4075% — Annually	US SOFR — Annually	3,758,015
6,886,700	379,251 E	(135)	4/1/42	US SOFR — Annually	2.63% — Annually	(379,385)
10,807,500	982,402 E	(163)	3/24/35	US SOFR — Annually	2.39% — Annually	(982,565)
9,879,100	1,446,695	(291)	8/10/42	2.645% — Annually	US SOFR — Annually	1,446,262
16,744,200	2,544,784	(37,331)	8/10/42	US SOFR — Annually	2.605% — Annually	(2,581,178)
6,865,200	1,056,211	(203)	8/10/42	2.5915% — Annually	US SOFR — Annually	1,055,398
109,421,000	6,038,945 E	(1,029)	2/6/29	2.40% — Annually	US SOFR — Annually	6,037,916
55,227,000	5,345,421	(729)	8/16/32	US SOFR — Annually	2.613% — Annually	(5,341,760)
8,532,300	264,075 E	(189)	1/15/47	2.49% — Annually	US SOFR — Annually	263,885
43,608,000	2,180,400 E	(850)	11/29/38	US SOFR — Annually	2.87% — Annually	(2,181,250)
1,325,000	103,946	(17)	8/25/32	US SOFR — Annually	2.8415% — Annually	(103,393)
16,057,000	984,455 E	(241)	2/21/35	2.785% — Annually	US SOFR — Annually	984,214
43,599,700	919,518	(164)	9/6/24	US SOFR — Annually	3.413% — Annually	(872,558)
42,467,300	653,572 E	(236)	1/15/27	US SOFR — Annually	2.73% — Annually	(653,807)
22,459,600	1,400,131	(296)	9/13/32	3.043% — Annually	US SOFR — Annually	1,389,200
11,830,800	407,808 E	(231)	1/15/41	3.0500% — Annually	US SOFR — Annually	407,577
4,343,700	153,333 E	(85)	1/15/42	2.9825% — Annually	US SOFR — Annually	153,248
10,500,000	517,650 E	(148)	2/28/34	US SOFR — Annually	3.014% — Annually	(517,798)
16,940,000	1,593,715	(576)	9/26/52	2.905% — Annually	US SOFR — Annually	1,590,937
88,089,000	2,171,394	(828)	9/26/27	US SOFR — Annually	3.465% — Annually	(2,111,439)

66 Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$4,953,000	$229,621	$(65)	9/19/32	3.24% — Annually	US SOFR — Annually	$226,951
665,749,000	4,580,353 E	(681,275)	12/21/24	4.20% — Annually	US SOFR — Annually	3,899,078
5,325,000	36,636 E	19,437	12/21/24	US SOFR — Annually	4.20% — Annually	(17,199)
36,616,000	335,769 E	47,697	12/21/27	3.80% — Annually	US SOFR — Annually	383,467
49,067,000	449,944 E	(96,509)	12/21/27	US SOFR — Annually	3.80% — Annually	(546,454)
290,587,000	9,595,183 E	(1,365,122)	12/21/32	3.40% — Annually	US SOFR — Annually	8,230,060
4,297,000	141,887 E	46,988	12/21/32	US SOFR — Annually	3.40% — Annually	(94,899)
39,135,000	2,926,124 E	(244,221)	12/21/52	US SOFR — Annually	3.00% — Annually	(3,170,346)
4,138,000	124,802 E	(141)	2/13/57	2.40% — Annually	US SOFR — Annually	124,661
84,786,000	3,327,851	(1,119)	9/23/32	3.3275% — Annually	US SOFR — Annually	3,288,404
4,541,000	133,278	(60)	9/26/32	US SOFR — Annually	3.449% — Annually	(130,278)
11,121,598	902,406	(378)	9/28/52	2.976% — Annually	US SOFR — Annually	900,705
15,943,500	1,057,213	(542)	9/29/52	3.0575% — Annually	US SOFR — Annually	1,049,609
15,943,500	1,048,445	(542)	9/29/52	3.0605% — Annually	US SOFR — Annually	1,040,797
30,676,250	445,726	(405)	9/29/32	3.6305% — Annually	US SOFR — Annually	415,622
43,012,750	266,249	(346)	9/29/27	US SOFR — Annually	3.884% — Annually	(214,957)
30,676,250	422,105	(405)	9/29/32	3.64% — Annually	US SOFR — Annually	391,733
43,012,750	242,592	(346)	9/29/27	US SOFR — Annually	3.8965% — Annually	(190,807)
3,288,000	16,177	(13)	9/29/24	4.321% — Annually	US SOFR — Annually	10,901
33,113,000	372,852	(437)	9/29/32	3.67061% — Annually	US SOFR — Annually	339,139
2,445,000	136,993	(83)	9/29/52	3.114% — Annually	US SOFR — Annually	135,701
24,546,000	365,244	(198)	9/30/27	US SOFR — Annually	3.6865% — Annually	(340,894)
24,546,000	367,454	(198)	9/30/27	US SOFR — Annually	3.6845% — Annually	(343,147)
45,419,000	384,699	(171)	9/30/24	4.1255% — Annually	US SOFR — Annually	340,226

Income Fund 67

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$33,067,000	$880,244	$(437)	9/30/32	3.4825% — Annually	US SOFR — Annually	$866,453
14,158,000	364,710	(187)	9/30/32	3.493% — Annually	US SOFR — Annually	358,673
6,394,000	332,552	(189)	10/3/42	US SOFR — Annually	3.3245% — Annually	(329,648)
4,559,000	35,651	(17)	10/3/24	US SOFR — Annually	4.16% — Annually	(30,395)
34,504,000	858,114	(455)	10/3/32	US SOFR — Annually	3.504% — Annually	(836,894)
20,612,000	565,799	(272)	10/4/32	US SOFR — Annually	3.4725% — Annually	(553,923)
26,238,000	745,946	(346)	10/4/32	US SOFR — Annually	3.4605% — Annually	(731,074)
6,890,000	188,855	(91)	10/4/23	US SOFR — Annually	3.473% — Annually	(184,882)
8,208,800	194,056 E	(116)	10/3/33	3.394% — Annually	US SOFR — Annually	193,940
59,165,000	713,530	(476)	10/4/27	3.75% — Annually	US SOFR — Annually	665,414
1,851,000	16,104	(15)	10/4/27	3.826% — Annually	US SOFR — Annually	14,489
9,986,409	272,829	(132)	10/5/32	3.474% — Annually	US SOFR — Annually	267,763
32,918,000	915,779	(434)	10/5/32	3.468% — Annually	US SOFR — Annually	899,230
1,210,000	38,950	(16)	10/5/32	US SOFR — Annually	3.4145% — Annually	(38,422)
36,898,000	2,926,011	(1,254)	10/6/52	US SOFR — Annually	2.9857% — Annually	(2,910,004)
4,750,000	168,150 E	(71)	10/21/36	US SOFR — Annually	3.116% — Annually	(168,221)
2,850,000	106,619 E	(40)	1/11/33	US SOFR — Annually	3.34% — Annually	(106,659)
10,090,000	374,844 E	(142)	1/31/33	US SOFR — Annually	3.337% — Annually	(374,986)
10,090,000	378,173 E	(142)	1/31/33	US SOFR — Annually	3.333% — Annually	(378,315)
45,473,000	1,709,330 E	(641)	8/23/33	US SOFR — Annually	3.237% — Annually	(1,709,971)
9,417,000	358,505 E	(133)	2/1/33	US SOFR — Annually	3.3255% — Annually	(358,638)
43,724,000	1,671,131 E	(617)	9/1/33	US SOFR — Annually	3.225% — Annually	(1,671,748)
20,060,000	757,867 E	(283)	11/14/32	3.347% — Annually	US SOFR — Annually	757,584
11,680,000	1,001,560 E	(397)	2/3/53	2.9275% — Annually	US SOFR — Annually	1,001,163

68 Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$7,904,000	$312,129 E	$(111)	2/1/33	US SOFR — Annually	3.308% — Annually	$(312,240)
30,282,000	1,875,667 E	(1,030)	12/2/55	2.81% — Annually	US SOFR — Annually	1,874,637
4,148,000	104,405	(55)	10/7/32	3.5005% — Annually	US SOFR — Annually	100,920
37,041,000	278,178	(139)	10/7/24	US SOFR — Annually	4.1755% — Annually	(230,322)
248,665,000	6,268,845	(97,760)	10/7/32	3.50% — Annually	US SOFR — Annually	6,091,740
8,296,000	202,339	(7,944)	10/7/32	US SOFR — Annually	3.51% — Annually	(207,580)
111,313,000	7,524,759	74,548	10/7/52	US SOFR — Annually	3.05% — Annually	(7,449,478)
16,441,000	393,598	(217)	10/11/32	3.5155% — Annually	US SOFR — Annually	388,803
17,520,000	344,969	(231)	10/11/32	3.5675% — Annually	US SOFR — Annually	339,327
5,000,000	333,050	(170)	10/12/52	US SOFR — Annually	3.055% — Annually	(332,329)
9,928,000	77,538	(80)	10/12/27	US SOFR — Annually	3.8445% — Annually	(73,166)
7,270,000	134,422	(96)	10/12/32	3.582% — Annually	US SOFR — Annually	132,126
92,799,000	72,383 E	(640)	4/8/28	3.44% — Annually	US SOFR — Annually	71,743
252,187,000	252,187 E	(946)	1/31/25	US SOFR — Annually	4.035% — Annually	(253,133)
14,252,000	602,860	(485)	10/14/52	3.1885% — Annually	US SOFR — Annually	595,263
9,144,800	103,793 E	(129)	1/17/33	3.6575% — Annually	US SOFR — Annually	103,665
2,000,000	87,400 E	(68)	1/16/55	2.97% — Annually	US SOFR — Annually	87,332
8,950,000	43,408	(34)	10/14/24	US SOFR — Annually	4.316% — Annually	(33,929)
7,235,000	111,564	(96)	10/14/32	US SOFR — Annually	3.6195% — Annually	(106,490)
2,031,000	18,056	(16)	10/17/27	US SOFR — Annually	3.819% — Annually	(16,893)
36,330,000	248,497	(293)	10/18/27	US SOFR — Annually	3.865% — Annually	(227,832)
1,542,000	1,866	(12)	10/18/27	3.9915% — Annually	US SOFR — Annually	888
16,601,000	19,755	(134)	10/18/27	US SOFR — Annually	3.992% — Annually	(9,492)
23,447,000	330,603	(310)	10/19/32	3.6355% — Annually	US SOFR — Annually	321,228

Income Fund 69

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$3,039,000	$4,376	$(11)	10/19/24	US SOFR — Annually	4.4955% — Annually	$(2,269)
190,247,000	98,928 E	(1,056)	1/16/26	US SOFR — Annually	3.605% — Annually	(99,984)
17,782,000	79,663	(143)	10/20/27	US SOFR — Annually	3.9175% — Annually	(67,045)
1,635,000	16,481	(22)	10/20/32	3.6845% — Annually	US SOFR — Annually	15,413
15,796,000	469,615	(537)	10/20/52	US SOFR — Annually	3.2571% — Annually	(462,293)
3,416,000	51,547	(116)	10/20/52	US SOFR — Annually	3.3375% — Annually	(49,873)
27,525,000	62,757	(222)	10/21/27	US SOFR — Annually	4.069% — Annually	82,893
6,640,400	103,059 E	(226)	1/24/55	3.135% — Annually	US SOFR — Annually	102,833
36,263,000	62,010 E	(341)	4/13/28	3.965% — Annually	US SOFR — Annually	(62,351)
11,992,500	33,339 E	(180)	4/4/35	3.5575% — Annually	US SOFR — Annually	33,159
23,985,100	24,945 E	(269)	5/8/30	US SOFR — Annually	3.52% — Annually	(25,213)
32,836,600	29,225 E	(286)	4/4/32	3.515% — Annually	US SOFR — Annually	28,939
1,794,600	5,061 E	(25)	11/24/33	US SOFR — Annually	3.708% — Annually	5,035
431,000	1,259	(3)	10/21/27	4.0835% — Annually	US SOFR — Annually	(1,583)
12,657,000	110,875	(430)	10/24/52	3.372% — Annually	US SOFR — Annually	106,270
3,182,300	2,800 E	(48)	2/19/36	US SOFR — Annually	3.6145% — Annually	2,753
2,358,700	1,887 E	(35)	3/3/36	US SOFR — Annually	3.614% — Annually	1,852
23,282,200	149,705	(307)	10/31/32	3.885% — Annually	US SOFR — Annually	(152,524)
24,310,861	157,048	(827)	10/24/52	US SOFR — Annually	3.4555% — Annually	164,691
177,000	1,949	(6)	10/24/52	3.4805% — Annually	US SOFR — Annually	(2,017)
14,011,000	381,660	(477)	10/25/52	3.5695% — Annually	US SOFR — Annually	(383,607)
165,097,300	99,058 E	(619)	6/26/25	US SOFR — Annually	4.31% — Annually	98,439
11,440,000	203,975	(389)	10/27/32	3.5176% — Annually	US SOFR — Annually	(209,953)
35,701,000	285,251 E	(503)	12/4/33	US SOFR — Annually	3.77% — Annually	284,748

70 Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$16,788,000	$63,291 E	$(188)	3/24/32	US SOFR — Annually	3.64% — Annually	$63,103
1,849,000	906	(15)	10/27/27	US SOFR — Annually	4.027% — Annually	1,925
19,307,000	36,104	(657)	10/28/52	US SOFR — Annually	3.43% — Annually	42,806
17,000,000	59,330 E	(578)	10/28/57	3.1175% — Annually	US SOFR — Annually	(59,908)
25,684,000	36,214	(96)	10/28/24	4.4905% — Annually	US SOFR — Annually	23,303
17,726,000	48,037	(234)	10/28/32	3.774% — Annually	US SOFR — Annually	40,371
9,916,000	159,945	(337)	10/31/52	US SOFR — Annually	3.331% — Annually	(159,365)
36,304,000	98,021	(478)	11/2/32	3.84% — Annually	US SOFR — Annually	(98,500)
250,000	103	(1)	11/2/24	US SOFR — Annually	4.585% — Annually	98
Total		$(3,895,930)	$19,475,879
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/22
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
$8,936,746	$7,825,272	$—	9/29/25	(0.165%) — Annually	Ephesus Funding DAC, 3.80%, Series 2020−01, 9/22/2025 — Annually	$(1,073,962)
6,989,566	6,729,598	—	7/17/24	3.825% (3 month USD-LIBOR-ICE minus 0.12%)	Pera Funding DAC, 3.825%, Series 2019−01, 07/10/24 — Quarterly	(239,601)
Upfront premium received		—		Unrealized appreciation		—
Upfront premium (paid)		—		Unrealized (depreciation)		(1,313,563)
Total		$—		Total	$(1,313,563)

Income Fund 71

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/22
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	B+/P	$13,534	$138,602	$31,463	5/11/63	300 bp — Monthly	$(17,848)
CMBX NA BBB−.6 Index	B+/P	26,395	306,605	69,599	5/11/63	300 bp — Monthly	(43,025)
CMBX NA BBB−.6 Index	B+/P	54,079	613,211	139,199	5/11/63	300 bp — Monthly	(84,762)
CMBX NA BBB−.6 Index	B+/P	51,528	632,811	143,648	5/11/63	300 bp — Monthly	(91,751)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	A-/P	14,357	54,062	5,947	5/11/63	200 bp — Monthly	8,431
CMBX NA A.6 Index	A-/P	20,134	98,823	10,871	5/11/63	200 bp — Monthly	9,302
CMBX NA A.6 Index	A-/P	29,025	104,636	11,510	5/11/63	200 bp — Monthly	17,556
CMBX NA A.6 Index	A-/P	40,068	198,227	21,805	5/11/63	200 bp — Monthly	18,340
CMBX NA A.6 Index	A-/P	56,648	289,493	31,844	5/11/63	200 bp — Monthly	24,916
CMBX NA A.6 Index	A-/P	106,721	519,693	57,166	5/11/63	200 bp — Monthly	49,757
CMBX NA A.6 Index	A-/P	562,500	2,906,559	319,722	5/11/63	200 bp — Monthly	243,909
CMBX NA BB.11 Index	BB−/P	1,234,525	2,185,000	470,212	11/18/54	500 bp — Monthly	766,437
CMBX NA BB.13 Index	BB−/P	57,085	571,000	149,431	12/16/72	500 bp — Monthly	(91,790)
CMBX NA BB.13 Index	BB−/P	249,052	2,639,000	690,626	12/16/72	500 bp — Monthly	(439,009)
CMBX NA BB.14 Index	BB/P	248,226	2,264,000	528,870	12/16/72	500 bp — Monthly	(278,444)
CMBX NA BB.6 Index	B-/P	624,884	2,769,120	1,057,527	5/11/63	500 bp — Monthly	(429,951)
CMBX NA BB.7 Index	B-/P	132,687	2,600,000	864,500	1/17/47	500 bp — Monthly	(729,285)
CMBX NA BB.9 Index	B/P	7,533	37,000	11,703	9/17/58	500 bp — Monthly	(4,134)
CMBX NA BB.9 Index	B/P	516,275	2,528,000	799,606	9/17/58	500 bp — Monthly	(280,874)
CMBX NA BBB−.10 Index	BB+/P	196,421	1,583,000	280,508	11/17/59	300 bp — Monthly	(83,163)
CMBX NA BBB−.10 Index	BB+/P	288,987	2,649,000	469,403	11/17/59	300 bp — Monthly	(178,871)
CMBX NA BBB−.12 Index	BBB−/P	13,304	319,000	55,953	8/17/61	300 bp — Monthly	(42,462)

72 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/22 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.15 Index	BBB−/P	$125,659	$1,203,000	$225,803	11/18/64	300 bp — Monthly	$(99,442)
CMBX NA BBB−.15Index	BBB−/P	171,957	1,012,000	189,952	11/18/64	300 bp — Monthly	(17,405)
Credit Suisse International
CMBX NA A.7 Index	BBB+/P	11,938	287,000	16,216	1/17/47	200 bp — Monthly	(4,166)
CMBX NA A.7 Index	BBB+/P	102,321	2,780,000	157,070	1/17/47	200 bp — Monthly	(53,668)
CMBX NA BB.7 Index	B-/P	97,913	732,000	243,390	1/17/47	500 bp — Monthly	(144,766)
CMBX NA BBB−.7 Index	BB−/P	143,564	2,186,000	454,907	1/17/47	300 bp — Monthly	(310,067)
Goldman Sachs International
CMBX NA A.14 Index	A-/P	34,920	607,000	51,170	12/16/72	200 bp — Monthly	(16,014)
CMBX NA BB.13 Index	BB−/P	5,770	60,000	15,702	12/16/72	500 bp — Monthly	(9,874)
CMBX NA BBB−.11 Index	BBB−/P	254	4,000	622	11/18/54	300 bp — Monthly	(366)
CMBX NA BBB−.11 Index	BBB−/P	318	5,000	778	11/18/54	300 bp — Monthly	(458)
CMBX NA BBB−.14 Index	BBB−/P	23,093	152,000	28,044	12/16/72	300 bp — Monthly	(4,863)
CMBX NA BBB−.14 Index	BBB−/P	20,232	365,000	67,343	12/16/72	300 bp — Monthly	(46,897)
CMBX NA BBB−.14 Index	BBB−/P	22,534	506,000	93,357	12/16/72	300 bp — Monthly	(70,528)
CMBX NA BBB−.14 Index	BBB−/P	35,449	935,500	172,600	12/16/72	300 bp — Monthly	(136,605)
CMBX NA BBB−.14 Index	BBB−/P	33,817	1,174,000	216,603	12/16/72	300 bp — Monthly	(182,102)
CMBX NA BBB−.15 Index	BBB−/P	33,612	324,000	60,815	11/18/64	300 bp — Monthly	(27,013)
CMBX NA BBB−.15 Index	BBB−/P	95,718	1,075,000	201,778	11/18/64	300 bp — Monthly	(105,433)
CMBX NA BBB−.15 Index	BBB−/P	200,486	2,169,000	407,121	11/18/64	300 bp — Monthly	(205,371)
CMBX NA BBB−.7 Index	BB−/P	7,806	112,000	23,307	1/17/47	300 bp — Monthly	(15,435)
CMBX NA BBB−.7 Index	BB−/P	49,185	605,000	125,901	1/17/47	300 bp — Monthly	(76,362)
JPMorgan Securities LLC
CMBX NA A.14 Index	A-/P	(9,723)	1,469,000	123,837	12/16/72	200 bp — Monthly	(132,988)
CMBX NA A.15 Index	A-/P	714	39,000	3,498	11/18/64	200 bp — Monthly	(2,769)

Income Fund 73

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/22 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
JPMorgan Securities LLC cont.
CMBX NA A.6 Index	A-/P	$1,004,045	$7,468,695	$821,556	5/11/63	200 bp — Monthly	$185,393
CMBX NA BB.8 Index	B-/P	684,367	1,921,031	706,939	10/17/57	500 bp — Monthly	(20,704)
CMBX NA BBB−.13 Index	BBB−/P	1,476,970	11,174,000	2,174,460	12/16/72	300 bp — Monthly	(690,972)
CMBX NA BBB−.7 Index	BB−/P	115,034	490,000	101,969	1/17/47	300 bp — Monthly	13,351
CMBX NA BBB−.8 Index	BB/P	177,457	1,138,000	191,298	10/17/57	300 bp — Monthly	(13,178)
Merrill Lynch International
CMBX NA A.15 Index	A-/P	700	43,000	3,857	11/18/64	200 bp — Monthly	(3,141)
CMBX NA A.15 Index	A-/P	1,160	87,000	7,804	11/18/64	200 bp — Monthly	(6,610)
CMBX NA A.15 Index	A-/P	1,543	130,000	11,661	11/18/64	200 bp — Monthly	(10,068)
Morgan Stanley & Co. International PLC
CMBX NA A.13 Index	A-/P	(36,197)	6,035,000	495,474	12/16/72	200 bp — Monthly	(529,323)
CMBX NA A.14 Index	A-/P	(4,115)	327,000	27,566	12/16/72	200 bp — Monthly	(31,554)
CMBX NA A.14 Index	A-/P	7,683	601,000	50,664	12/16/72	200 bp — Monthly	(42,748)
CMBX NA A.14 Index	A-/P	(6,967)	626,000	52,772	12/16/72	200 bp — Monthly	(59,495)
CMBX NA A.14 Index	A-/P	(4,682)	796,000	67,103	12/16/72	200 bp — Monthly	(71,475)
CMBX NA A.14 Index	A-/P	(18,898)	1,274,000	107,398	12/16/72	200 bp — Monthly	(125,800)
CMBX NA A.14 Index	A-/P	(31,194)	2,002,000	168,769	12/16/72	200 bp — Monthly	(199,184)
CMBX NA A.14 Index	A-/P	57,562	2,049,000	172,731	12/16/72	200 bp — Monthly	(114,372)
CMBX NA A.14 Index	A-/P	(32,331)	2,075,000	174,923	12/16/72	200 bp — Monthly	(206,447)
CMBX NA A.14 Index	A-/P	(61,471)	4,364,000	367,885	12/16/72	200 bp — Monthly	(427,659)
CMBX NA A.15 Index	A-/P	7,761	379,000	33,996	11/18/64	200 bp — Monthly	(26,089)
CMBX NA A.6 Index	A-/P	4,769	40,692	4,476	5/11/63	200 bp — Monthly	308
CMBX NA A.6 Index	A-/P	39,680	148,816	16,370	5/11/63	200 bp — Monthly	23,368
CMBX NA A.6 Index	A-/P	99,200	576,661	63,433	5/11/63	200 bp — Monthly	35,992

74 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/22 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA A.6 Index	A-/P	$111,521	$751,636	$82,680	5/11/63	200 bp — Monthly	$29,134
CMBX NA A.6 Index	A-/P	282,240	1,171,925	128,912	5/11/63	200 bp — Monthly	153,784
CMBX NA A.6 Index	A-/P	302,904	1,984,017	218,242	5/11/63	200 bp — Monthly	85,433
CMBX NA BB.11 Index	BB−/P	21,160	250,000	53,800	11/18/54	500 bp — Monthly	(32,397)
CMBX NA BB.13 Index	BB−/P	60,778	658,000	172,199	12/16/72	500 bp — Monthly	(110,780)
CMBX NA BB.13 Index	BB−/P	138,137	1,516,000	396,737	12/16/72	500 bp — Monthly	(257,126)
CMBX NA BB.13 Index	BB−/P	143,825	1,524,000	398,831	12/16/72	500 bp — Monthly	(253,524)
CMBX NA BB.14 Index	BB/P	10,033	82,000	19,155	12/16/72	500 bp — Monthly	(9,042)
CMBX NA BB.8 Index	B-/P	191,058	536,304	197,360	10/17/57	500 bp — Monthly	(5,780)
CMBX NA BBB−.13 Index	BBB−/P	46,856	715,000	139,139	12/16/72	300 bp — Monthly	(91,866)
CMBX NA BBB−.13 Index	BBB−/P	59,870	812,000	158,015	12/16/72	300 bp — Monthly	(97,672)
CMBX NA BBB−.13 Index	BBB−/P	115,928	1,559,000	303,381	12/16/72	300 bp — Monthly	(186,544)
CMBX NA BBB−.13 Index	BBB−/P	116,678	1,714,000	333,544	12/16/72	300 bp — Monthly	(215,867)
CMBX NA BBB−.14 Index	BBB−/P	12,999	79,000	14,576	12/16/72	300 bp — Monthly	(1,531)
CMBX NA BBB−.14 Index	BBB−/P	26,231	158,000	29,151	12/16/72	300 bp — Monthly	(2,827)
CMBX NA BBB−.14 Index	BBB−/P	9,424	168,000	30,996	12/16/72	300 bp — Monthly	(21,474)
CMBX NA BBB−.14 Index	BBB−/P	16,823	471,000	86,900	12/16/72	300 bp — Monthly	(69,802)
CMBX NA BBB−.14 Index	BBB−/P	21,290	563,000	103,874	12/16/72	300 bp — Monthly	(82,256)
CMBX NA BBB−.15 Index	BBB−/P	122,662	778,000	146,031	11/18/64	300 bp — Monthly	(22,915)
Upfront premium received		11,249,576		Unrealized appreciation		1,665,411
Upfront premium (paid)		(205,578)		Unrealized (depreciation)		(8,498,183)
Total		$11,043,998		Total		$(6,832,772)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2022. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Income Fund 75

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/22
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,164)	$157,000	$8,871	1/17/47	(200 bp) — Monthly	$7,645
CMBX NA BB.10 Index	(934,830)	3,666,000	1,192,183	11/17/59	(500 bp) — Monthly	253,789
CMBX NA BB.10 Index	(273,409)	1,134,000	368,777	11/17/59	(500 bp) — Monthly	94,265
CMBX NA BB.10 Index	(46,755)	448,000	145,690	11/17/59	(500 bp) — Monthly	98,499
CMBX NA BB.10 Index	(40,460)	369,000	119,999	11/17/59	(500 bp) — Monthly	79,180
CMBX NA BB.11 Index	(75,168)	1,041,000	224,023	11/18/54	(500 bp) — Monthly	147,843
CMBX NA BB.11 Index	(24,535)	481,000	103,511	11/18/54	(500 bp) — Monthly	78,509
CMBX NA BB.11 Index	(24,952)	481,000	103,511	11/18/54	(500 bp) — Monthly	78,092
CMBX NA BB.8 Index	(163,027)	1,268,769	466,907	10/17/57	(500 bp) — Monthly	302,647
CMBX NA BB.8 Index	(408,330)	1,142,182	420,323	10/17/57	(500 bp) — Monthly	10,882
CMBX NA BB.8 Index	(268,060)	751,792	276,659	10/17/57	(500 bp) — Monthly	7,867
CMBX NA BB.8 Index	(63,214)	347,873	128,017	10/17/57	(500 bp) — Monthly	64,465
CMBX NA BBB−.10 Index	(955,214)	4,115,000	729,178	11/17/59	(300 bp) — Monthly	(228,437)
CMBX NA BBB−.10 Index	(605,828)	3,841,000	680,625	11/17/59	(300 bp) — Monthly	72,557
CMBX NA BBB−.10 Index	(474,999)	2,176,000	385,587	11/17/59	(300 bp) — Monthly	(90,681)
CMBX NA BBB−.10 Index	(442,014)	2,031,000	359,893	11/17/59	(300 bp) — Monthly	(83,306)
CMBX NA BBB−.10 Index	(149,530)	1,173,000	207,856	11/17/59	(300 bp) — Monthly	57,641
CMBX NA BBB−.10 Index	(122,025)	961,000	170,289	11/17/59	(300 bp) — Monthly	47,703
CMBX NA BBB−.10 Index	(131,932)	553,000	97,992	11/17/59	(300 bp) — Monthly	(34,263)
CMBX NA BBB−.10 Index	(77,019)	313,000	55,464	11/17/59	(300 bp) — Monthly	(21,738)
CMBX NA BBB−.12 Index	(294,881)	4,321,000	757,903	8/17/61	(300 bp) — Monthly	460,502
CMBX NA BBB−.12 Index	(216,967)	1,281,000	224,687	8/17/61	(300 bp) — Monthly	6,973
CMBX NA BBB−.12 Index	(84,919)	526,000	92,260	8/17/61	(300 bp) — Monthly	7,035

76 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.12 Index	$(59,795)	$265,000	$46,481	8/17/61	(300 bp) — Monthly	$(13,468)
CMBX NA BBB−.13 Index	(302,127)	3,987,000	775,870	12/16/72	(300 bp) — Monthly	471,418
CMBX NA BBB−.13 Index	(197,220)	3,602,000	700,949	12/16/72	(300 bp) — Monthly	501,628
CMBX NA BBB−.13 Index	(109,020)	2,162,000	420,725	12/16/72	(300 bp) — Monthly	310,444
CMBX NA BBB−.13 Index	(110,039)	2,161,000	420,531	12/16/72	(300 bp) — Monthly	309,231
CMBX NA BBB−.13 Index	(112,582)	1,925,000	374,605	12/16/72	(300 bp) — Monthly	260,900
CMBX NA BBB−.14 Index	(507,497)	2,551,500	470,752	12/16/72	(300 bp) — Monthly	(38,234)
CMBX NA BBB−.14 Index	(182,824)	951,000	175,460	12/16/72	(300 bp) — Monthly	(7,920)
CMBX NA BBB−.14 Index	(17,586)	108,000	19,926	12/16/72	(300 bp) — Monthly	2,277
CMBX NA BBB−.7 Index	(105,219)	481,000	100,096	1/17/47	(300 bp) — Monthly	(5,403)
CMBX NA BBB−.8 Index	(219,641)	1,583,000	266,102	10/17/57	(300 bp) — Monthly	45,538
CMBX NA BBB−.8 Index	(174,613)	1,220,000	205,082	10/17/57	(300 bp) — Monthly	29,758
CMBX NA BBB−.8 Index	(169,219)	1,083,000	182,052	10/17/57	(300 bp) — Monthly	12,202
CMBX NA BBB−.8 Index	(118,050)	787,000	132,295	10/17/57	(300 bp) — Monthly	13,786
CMBX NA BBB−.8 Index	(94,489)	681,000	114,476	10/17/57	(300 bp) — Monthly	19,590
CMBX NA BBB−.8 Index	(4,260)	32,000	5,379	10/17/57	(300 bp) — Monthly	1,101
Credit Suisse International
CMBX NA BB.10 Index	(123,951)	929,000	302,111	11/17/59	(500 bp) — Monthly	177,257
CMBX NA BB.10 Index	(110,117)	926,000	301,135	11/17/59	(500 bp) — Monthly	190,117
CMBX NA BB.10 Index	(60,658)	488,000	158,698	11/17/59	(500 bp) — Monthly	97,565
CMBX NA BB.7 Index	(173,028)	938,000	311,885	1/17/47	(500 bp) — Monthly	137,945
CMBX NA BB.7 Index	(140,307)	853,000	283,623	1/17/47	(500 bp) — Monthly	142,486
CMBX NA BB.7 Index	(11,314)	461,520	176,254	5/11/63	(500 bp) — Monthly	164,492

Income Fund 77

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
CMBX NA A.6 Index	$(53,034)	$320,303	$35,233	5/11/63	(200 bp) — Monthly	$(17,925)
CMBX NA BB.10 Index	(281,681)	1,245,000	404,874	11/17/59	(500 bp) — Monthly	121,982
CMBX NA BB.10 Index	(61,756)	205,000	66,666	11/17/59	(500 bp) — Monthly	4,710
CMBX NA BB.6 Index	(227,615)	398,160	152,057	5/11/63	(500 bp) — Monthly	(75,945)
CMBX NA BB.6 Index	(120,100)	200,160	76,441	5/11/63	(500 bp) — Monthly	(43,853)
CMBX NA BB.7 Index	(203,659)	1,003,000	333,498	1/17/47	(500 bp) — Monthly	128,864
CMBX NA BB.7 Index	(81,414)	538,000	178,885	1/17/47	(500 bp) — Monthly	96,948
CMBX NA BB.9 Index	(30,702)	258,000	81,605	9/17/58	(500 bp) — Monthly	50,653
CMBX NA BB.9 Index	(15,654)	150,000	47,445	9/17/58	(500 bp) — Monthly	31,646
CMBX NA BBB−.12 Index	(186,571)	957,000	167,858	8/17/61	(300 bp) — Monthly	(19,271)
CMBX NA BBB−.12 Index	(164,807)	488,000	85,595	8/17/61	(300 bp) — Monthly	(79,496)
CMBX NA BBB−.13 Index	(132,005)	1,742,000	338,993	12/16/72	(300 bp) — Monthly	205,972
CMBX NA BBB−.8 Index	(12,938)	100,000	16,810	10/17/57	(300 bp) — Monthly	3,814
JPMorgan Securities LLC
CMBX NA A.7 Index	(61,347)	2,910,000	164,415	1/17/47	(200 bp) — Monthly	101,936
CMBX NA BB.11 Index	(490,603)	686,160	262,045	5/11/63	(500 bp) — Monthly	(229,226)
CMBX NA BB.11 Index	(235,607)	432,000	92,966	11/18/54	(500 bp) — Monthly	(143,060)
CMBX NA BBB−.11 Index	(32,051)	291,000	45,280	11/18/54	(300 bp) — Monthly	13,059
CMBX NA BBB−.12 Index	(130,839)	1,089,000	191,011	8/17/61	(300 bp) — Monthly	59,537
CMBX NA BBB−.6 Index	(538,787)	1,691,229	383,909	5/11/63	(300 bp) — Monthly	(155,864)
Merrill Lynch International
CMBX NA BB.10 Index	(50,925)	895,000	291,054	11/17/59	(500 bp) — Monthly	239,259
CMBX NA BBB−.7 Index	(69,410)	847,000	176,261	1/17/47	(300 bp) — Monthly	106,357
CMBX NA BBB−.9 Index	(29,455)	159,000	32,150	9/17/58	(300 bp) — Monthly	2,603

78 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
CMBX NA A.6 Index	$(363,978)	$2,526,381	$277,902	5/11/63	(200 bp) — Monthly	$(87,058)
CMBX NA A.6 Index	(333,353)	1,987,505	218,626	5/11/63	(200 bp) — Monthly	(115,500)
CMBX NA A.6 Index	(326,768)	1,967,159	216,388	5/11/63	(200 bp) — Monthly	(111,145)
CMBX NA BB.10 Index	(691,872)	2,946,000	958,039	11/17/59	(500 bp) — Monthly	263,303
CMBX NA BB.10 Index	(348,098)	1,146,000	372,679	11/17/59	(500 bp) — Monthly	23,468
CMBX NA BB.10 Index	(46,985)	448,000	145,690	11/17/59	(500 bp) — Monthly	98,269
CMBX NA BB.6 Index	(113,683)	190,800	72,867	5/11/63	(500 bp) — Monthly	(41,002)
CMBX NA BB.9 Index	(8,575)	173,000	54,720	9/17/58	(500 bp) — Monthly	45,977
CMBX NA BB.9 Index	(13,649)	148,000	46,812	9/17/58	(500 bp) — Monthly	33,020
CMBX NA BB.9 Index	(6,858)	127,000	40,170	9/17/58	(500 bp) — Monthly	33,189
CMBX NA BB.9 Index	(938)	24,000	7,591	9/17/58	(500 bp) — Monthly	6,630
CMBX NA BBB−.10 Index	(768,695)	4,414,000	782,161	11/17/59	(300 bp) — Monthly	10,891
CMBX NA BBB−.10 Index	(299,543)	2,500,000	443,000	11/17/59	(300 bp) — Monthly	141,999
CMBX NA BBB−.10 Index	(586,807)	2,407,000	426,520	11/17/59	(300 bp) — Monthly	(161,691)
CMBX NA BBB−.10 Index	(278,002)	2,192,000	388,422	11/17/59	(300 bp) — Monthly	109,141
CMBX NA BBB−.10 Index	(481,301)	2,035,000	360,602	11/17/59	(300 bp) — Monthly	(121,887)
CMBX NA BBB−.10 Index	(183,517)	1,447,000	256,408	11/17/59	(300 bp) — Monthly	72,047
CMBX NA BBB−.10 Index	(234,007)	1,072,000	189,958	11/17/59	(300 bp) — Monthly	(44,674)
CMBX NA BBB−.10 Index	(231,661)	1,009,000	178,795	11/17/59	(300 bp) — Monthly	(53,455)
CMBX NA BBB−.10 Index	(107,406)	750,000	132,900	11/17/59	(300 bp) — Monthly	25,056
CMBX NA BBB−.10 Index	(75,985)	592,000	104,902	11/17/59	(300 bp) — Monthly	28,572
CMBX NA BBB−.10 Index	(79,574)	367,000	65,032	11/17/59	(300 bp) — Monthly	(14,756)
CMBX NA BBB−.10 Index	(42,815)	347,000	61,488	11/17/59	(300 bp) — Monthly	18,471

Income Fund 79

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.11 Index	$(88,948)	$285,000	$44,346	11/18/54	(300 bp) — Monthly	$(44,769)
CMBX NA BBB−.12 Index	(138,684)	1,065,000	186,801	8/17/61	(300 bp) — Monthly	47,495
CMBX NA BBB−.12 Index	(168,400)	807,000	141,548	8/17/61	(300 bp) — Monthly	(27,323)
CMBX NA BBB−.12 Index	(13,456)	243,000	42,622	8/17/61	(300 bp) — Monthly	29,025
CMBX NA BBB−.12 Index	(4,411)	107,000	18,768	8/17/61	(300 bp) — Monthly	14,294
CMBX NA BBB−.7 Index	(148,658)	1,459,000	303,618	1/17/47	(300 bp) — Monthly	154,109
CMBX NA BBB−.7 Index	(8,254)	130,000	27,053	1/17/47	(300 bp) — Monthly	18,723
CMBX NA BBB−.8 Index	(1,710)	11,000	1,849	10/17/57	(300 bp) — Monthly	132
Upfront premium received	—		Unrealized appreciation		7,104,980
Upfront premium (paid)	(18,390,339)		Unrealized (depreciation)		(2,111,350)
Total	$(18,390,339)		Total		$4,993,630
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

80 Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$39,025,430	$—
Collateralized loan obligations	—	116,273,059	—
Corporate bonds and notes	—	494,032,091	—
Foreign government and agency bonds and notes	—	5,325,173	—
Mortgage-backed securities	—	752,505,339	—
Municipal bonds and notes	—	2,443,361	—
U.S. government and agency mortgage obligations	—	2,463,288,120	—
U.S. treasury obligations	—	1,062,925	—
Short-term investments	62,308,000	416,946,677	—
Totals by level	$62,308,000	$4,290,902,175	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$6,803	$—
Futures contracts	(72,715,052)	—	—
Forward premium swap option contracts	—	28,466,001	—
TBA sale commitments	—	(860,380,151)	—
Interest rate swap contracts	—	60,676,090	—
Total return swap contracts	—	(1,313,563)	—
Credit default contracts	—	5,507,199	—
Totals by level	$(72,715,052)	$(767,037,621)	$—
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Income Fund 81

Statement of assets and liabilities 10/31/22

ASSETS
Investment in securities, at value (Notes 1 and 10):
Unaffiliated issuers (identified cost $4,409,722,005)	$4,175,592,032
Affiliated issuers (identified cost $177,618,143) (Notes 1 and 5)	177,618,143
Cash	2,656,170
Foreign currency (cost $42) (Note 1)	42
Interest and other receivables	17,550,176
Receivable for shares of the fund sold	3,026,461
Receivable for investments sold	8,565,158
Receivable for sales of TBA securities (Note 1)	325,238,885
Receivable for variation margin on centrally cleared swap contracts (Note 1)	15,867,818
Unrealized appreciation on forward premium swap option contracts (Note 1)	64,934,429
Unrealized appreciation on forward currency contracts (Note 1)	6,803
Unrealized appreciation on OTC swap contracts (Note 1)	67,499,039
Premium paid on OTC swap contracts (Note 1)	18,595,917
Prepaid assets	51,404
Total assets	4,877,202,477

LIABILITIES
Payable for investments purchased	14,790,075
Payable for purchases of delayed delivery securities (Note 1)	831,264
Payable for purchases of TBA securities (Note 1)	1,867,153,820
Payable for shares of the fund repurchased	4,745,993
Payable for compensation of Manager (Note 2)	47,957
Payable for custodian fees (Note 2)	80,183
Payable for investor servicing fees (Note 2)	619,537
Payable for Trustee compensation and expenses (Note 2)	368,229
Payable for administrative services (Note 2)	4,214
Payable for distribution fees (Note 2)	161,951
Payable for variation margin on futures contracts (Note 1)	4,798,845
Payable for variation margin on centrally cleared swap contracts (Note 1)	14,257,957
Unrealized depreciation on OTC swap contracts (Note 1)	11,923,096
Premium received on OTC swap contracts (Note 1)	32,673,943
Unrealized depreciation on forward premium swap option contracts (Note 1)	36,468,428
TBA sale commitments, at value (proceeds receivable $866,095,391) (Note 1)	860,380,151
Collateral on certain derivative contracts, at value (Notes 1 and 10)	63,370,925
Other accrued expenses	399,915
Total liabilities	2,913,076,483

Net assets	$1,964,125,994

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,709,474,523
Total distributable earnings (Note 1)	(745,348,529)
Total — Representing net assets applicable to capital shares outstanding	$1,964,125,994

(Continued on next page)

82 Income Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($489,178,837 divided by 89,467,082 shares)	$5.47
Offering price per class A share (100/96.00 of $5.47)*	$5.70
Net asset value and offering price per class B share ($1,947,174 divided by 360,976 shares)**	$5.39
Net asset value and offering price per class C share ($40,130,261 divided by 7,419,833 shares)**	$5.41
Net asset value and redemption price per class M share
($38,811,761 divided by 7,358,300 shares)	$5.27
Offering price per class M share (100/96.75 of $5.27)†	$5.45
Net asset value, offering price and redemption price per class R share
($7,487,871 divided by 1,385,774 shares)	$5.40
Net asset value, offering price and redemption price per class R5 share
($4,571,551 divided by 825,932 shares)	$5.54
Net asset value, offering price and redemption price per class R6 share
($158,971,090 divided by 28,487,994 shares)	$5.58
Net asset value, offering price and redemption price per class Y share
($1,223,027,449 divided by 219,005,971 shares)	$5.58

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Income Fund 83

Statement of operations Year ended 10/31/22

INVESTMENT INCOME
Interest (including interest income of $1,827,665 from investments in affiliated issuers) (Note 5)	$98,832,660
Total investment income	98,832,660

EXPENSES
Compensation of Manager (Note 2)	10,118,263
Investor servicing fees (Note 2)	4,163,286
Custodian fees (Note 2)	185,758
Trustee compensation and expenses (Note 2)	109,800
Distribution fees (Note 2)	2,361,121
Administrative services (Note 2)	79,001
Other	1,066,646
Fees waived and reimbursed by Manager (Note 2)	(2,880,368)
Total expenses	15,203,507
Expense reduction (Note 2)	(7,581)
Net expenses	15,195,926

Net investment income	83,636,734

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(350,664,336)
Foreign currency transactions (Note 1)	(1,806)
Forward currency contracts (Note 1)	135,691
Futures contracts (Note 1)	(104,916,934)
Swap contracts (Note 1)	6,857,351
Written options (Note 1)	(67,911,307)
Total net realized loss	(516,501,341)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(117,004,433)
Assets and liabilities in foreign currencies	(829)
Forward currency contracts	3,128
Futures contracts	(71,130,199)
Swap contracts	135,449,809
Written options	19,131,576
Total change in net unrealized depreciation	(33,550,948)

Net loss on investments	(550,052,289)

Net decrease in net assets resulting from operations	$(466,415,555)

The accompanying notes are an integral part of these financial statements.

84 Income Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 10/31/22	Year ended 10/31/21
Operations
Net investment income	$83,636,734	$93,094,925
Net realized loss on investments
and foreign currency transactions	(516,501,341)	(53,752,735)
Change in net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(33,550,948)	(62,614,315)
Net decrease in net assets resulting from operations	(466,415,555)	(23,272,125)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(25,861,854)	(15,788,670)
Class B	(110,317)	(66,053)
Class C	(2,128,301)	(1,265,462)
Class M	(1,999,164)	(1,081,980)
Class R	(393,845)	(215,528)
Class R5	(242,018)	(133,804)
Class R6	(8,559,833)	(4,693,170)
Class Y	(80,635,541)	(57,725,616)
Net realized short-term gain on investments
Class A	—	(23,662,198)
Class B	—	(178,466)
Class C	—	(3,449,255)
Class M	—	(1,788,072)
Class R	—	(351,693)
Class R5	—	(154,878)
Class R6	—	(5,209,514)
Class Y	—	(78,326,037)
From net realized long-term gain on investments
Class A	—	(1,450,983)
Class B	—	(10,944)
Class C	—	(211,511)
Class M	—	(109,646)
Class R	—	(21,566)
Class R5	—	(9,497)
Class R6	—	(319,451)
Class Y	—	(4,803,012)
Decrease from capital share transactions (Note 4)	(919,404,843)	(221,412,181)
Total decrease in net assets	(1,505,751,271)	(445,711,312)

NET ASSETS
Beginning of year	3,469,877,265	3,915,588,577
End of year	$1,964,125,994	$3,469,877,265

The accompanying notes are an integral part of these financial statements.

Income Fund 85

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)[d]
Class A
October 31, 2022	$6.88	.19	(1.33)	(1.14)	(.27)	—	(.27)	—	$5.47	(17.05)	$489,179	.75[e]	3.06[e]	865
October 31, 2021	7.31	.16	(.22)	(.06)	(.14)	(.23)	(.37)	—	6.88	(.94)	705,423	.73[e]	2.30[e]	1,038
October 31, 2020	7.25	.16	.17	.33	(.06)	(.21)	(.27)	—	7.31	4.80	814,135	.74[e]	2.19[e]	1,025
October 31, 2019	6.69	.23	.57	.80	(.24)	—	(.24)	—	7.25	12.18	731,358.85		3.25	820
October 31, 2018	6.93	.27	(.27)	—[f]	(.24)	—	(.24)	—[g]	6.69	(.01)	599,510.87		4.01	825
Class B
October 31, 2022	$6.79	.14	(1.32)	(1.18)	(.22)	—	(.22)	—	$5.39	(17.78)	$1,947	1.50[e]	2.24[e]	865
October 31, 2021	7.21	.11	(.21)	(.10)	(.09)	(.23)	(.32)	—	6.79	(1.59)	4,027	1.48[e]	1.53[e]	1,038
October 31, 2020	7.16	.11	.16	.27	(.01)	(.21)	(.22)	—	7.21	3.96	6,557	1.49[e]	1.49[e]	1,025
October 31, 2019	6.61	.17	.57	.74	(.19)	—	(.19)	—	7.16	11.34	9,471	1.60	2.55	820
October 31, 2018	6.85	.22	(.27)	(.05)	(.19)	—	(.19)	—[g]	6.61	(.74)	12,173	1.62	3.24	825
Class C
October 31, 2022	$6.81	.14	(1.32)	(1.18)	(.22)	—	(.22)	—	$5.41	(17.72)	$40,130	1.50[e]	2.27[e]	865
October 31, 2021	7.23	.11	(.21)	(.10)	(.09)	(.23)	(.32)	—	6.81	(1.56)	75,865	1.48[e]	1.55[e]	1,038
October 31, 2020	7.18	.10	.17	.27	(.01)	(.21)	(.22)	—	7.23	3.95	120,340	1.49[e]	1.46[e]	1,025
October 31, 2019	6.63	.17	.57	.74	(.19)	—	(.19)	—	7.18	11.31	125,300	1.60	2.50	820
October 31, 2018	6.87	.22	(.27)	(.05)	(.19)	—	(.19)	—[g]	6.63	(.75)	103,791	1.62	3.24	825
Class M
October 31, 2022	$6.65	.17	(1.29)	(1.12)	(.26)	—	(.26)	—	$5.27	(17.36)	$38,812	1.00[e]	2.82[e]	865
October 31, 2021	7.08	.14	(.21)	(.07)	(.13)	(.23)	(.36)	—	6.65	(1.16)	53,418	.98[e]	2.05[e]	1,038
October 31, 2020	7.03	.14	.17	.31	(.05)	(.21)	(.26)	—	7.08	4.57	60,661	.99[e]	1.97[e]	1,025
October 31, 2019	6.50	.20	.56	.76	(.23)	—	(.23)	—	7.03	11.85	76,324	1.10	3.01	820
October 31, 2018	6.74	.25	(.26)	(.01)	(.23)	—	(.23)	—[g]	6.50	(.20)	72,688	1.12	3.75	825
Class R
October 31, 2022	$6.81	.17	(1.32)	(1.15)	(.26)	—	(.26)	—	$5.40	(17.41)	$7,488	1.00[e]	2.82[e]	865
October 31, 2021	7.23	.14	(.20)	(.06)	(.13)	(.23)	(.36)	—	6.81	(1.03)	11,023	.98[e]	2.05[e]	1,038
October 31, 2020	7.18	.14	.17	.31	(.05)	(.21)	(.26)	—	7.23	4.46	11,932	.99[e]	1.95[e]	1,025
October 31, 2019	6.62	.21	.57	.78	(.22)	—	(.22)	—	7.18	12.04	12,699	1.10	3.02	820
October 31, 2018	6.86	.26	(.27)	(.01)	(.23)	—	(.23)	—[g]	6.62	(.22)	12,382	1.12	3.76	825
Class R5
October 31, 2022	$6.97	.21	(1.35)	(1.14)	(.29)	—	(.29)	—	$5.54	(16.87)	$4,572	.45[e]	3.38[e]	865
October 31, 2021	7.39	.18	(.20)	(.02)	(.17)	(.23)	(.40)	—	6.97	(.48)	5,843	.45[e]	2.57[e]	1,038
October 31, 2020	7.33	.18	.18	.36	(.09)	(.21)	(.30)	—	7.39	5.09	5,408	.45[e]	2.48[e]	1,025
October 31, 2019	6.77	.25	.57	.82	(.26)	—	(.26)	—	7.33	12.41	5,105.57		3.55	820
October 31, 2018	7.01	.30	(.28)	.02	(.26)	—	(.26)	—[g]	6.77	.33	5,149.58		4.29	825

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

86 Income Fund	Income Fund 87

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)[d]
Class R6
October 31, 2022	$7.02	.22	(1.37)	(1.15)	(.29)	—	(.29)	—	$5.58	(16.83)	$158,971	.38[e]	3.45[e]	865
October 31, 2021	7.44	.19	(.21)	(.02)	(.17)	(.23)	(.40)	—	7.02	(.46)	202,650	.38[e]	2.65[e]	1,038
October 31, 2020	7.38	.18	.18	.36	(.09)	(.21)	(.30)	—	7.44	5.06	187,674	.38[e]	2.51[e]	1,025
October 31, 2019	6.80	.25	.59	.84	(.26)	—	(.26)	—	7.38	12.65	129,746.50		3.57	820
October 31, 2018	7.04	.30	(.28)	.02	(.26)	—	(.26)	—[g]	6.80	.33	88,269.51		4.37	825
Class Y
October 31, 2022	$7.02	.21	(1.37)	(1.16)	(.28)	—	(.28)	—	$5.58	(16.97)	$1,223,027	.50[e]	3.25[e]	865
October 31, 2021	7.44	.18	(.21)	(.03)	(.16)	(.23)	(.39)	—	7.02	(.57)	2,411,628	.48[e]	2.55[e]	1,038
October 31, 2020	7.38	.17	.18	.35	(.08)	(.21)	(.29)	—	7.44	4.95	2,708,880	.49[e]	2.36[e]	1,025
October 31, 2019	6.80	.24	.60	.84	(.26)	—	(.26)	—	7.38	12.51	1,380,554.60		3.42	820
October 31, 2018	7.03	.30	(.28)	.02	(.25)	—	(.25)	—[g]	6.80	.32	674,882.62		4.26	825

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
October 31, 2022	0.11%
October 31, 2021	0.10
October 31, 2020	0.10

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Barclay’s Capital Inc. which amounted to less than $0.01 per share outstanding on November 20, 2017.

The accompanying notes are an integral part of these financial statements.

88 Income Fund	Income Fund 89

Notes to financial statements 10/31/22

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2021 through October 31, 2022.

Putnam Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income consistent with what Putnam Management believes to be prudent risk. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide denominated in U.S. dollars or (to a lesser extent) foreign currencies, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). The fund currently has significant investment exposure to residential and commercial mortgage-backed securities. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 4.00%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class M†	Up to 3.25%	None	None
Class R†	None	None	None
Class R5†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

90 Income Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Income Fund 91

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $84,246,885 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

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Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts

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by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty

94 Income Fund

risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged to the fund which cannot be sold or repledged totaled $3,365,255 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs

Income Fund 95

resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $3,152,066 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $3,108,609 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2022, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$220,510,825	$281,427,146	$501,937,971

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from unrealized gains and losses on certain futures contracts, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution

96 Income Fund

(or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,477,550 to increase undistributed net investment income and $1,477,550 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$417,508,285
Unrealized depreciation	(749,770,131)
Net unrealized depreciation	(332,261,846)
Undistributed ordinary income	88,852,200
Capital loss carryforward	(501,937,971)
Cost for federal income tax purposes	$3,845,719,348

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.550%	of the first $5 billion,	0.350%	of the next $50 billion,
0.500%	of the next $5 billion,	0.330%	of the next $50 billion,
0.450%	of the next $10 billion,	0.320%	of the next $100 billion and
0.400%	of the next $10 billion,	0.315%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.386% of the fund’s average net assets.

Putnam Management has contractually agreed, through February 28, 2024, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through February 28, 2024, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.33% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $2,880,368 as a result of these limits.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% (prior to July 1, 2022, the annual rate was 0.25%) of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

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Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$999,958	Class R	15,994
Class B	4,883	Class R5	6,327
Class C	95,054	Class R6	92,259
Class M	78,312	Class Y	2,870,499
		Total	$4,163,286

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $7,581 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,800, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,483,752
Class B	1.00%	1.00%	29,253
Class C	1.00%	1.00%	568,436
Class M	1.00%	0.50%	232,241
Class R	1.00%	0.50%	47,439
Total			$2,361,121

98 Income Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $26,798 and $175 from the sale of class A and class M shares, respectively, and received $72 and $672 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,250 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$29,462,730,105	$30,277,595,459
U.S. government securities (Long-term)	—	—
Total	$29,462,730,105	$30,277,595,459

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 10/31/22		YEAR ENDED 10/31/21
Class A	Shares	Amount	Shares	Amount
Shares sold	9,740,305	$61,101,138	21,700,630	$155,151,469
Shares issued in connection with
reinvestment of distributions	3,664,577	23,237,918	5,108,860	36,477,583
	13,404,882	84,339,056	26,809,490	191,629,052
Shares repurchased	(26,419,370)	(166,453,706)	(35,738,085)	(253,538,426)
Net decrease	(13,014,488)	$(82,114,650)	(8,928,595)	$(61,909,374)

	YEAR ENDED 10/31/22		YEAR ENDED 10/31/21
Class B	Shares	Amount	Shares	Amount
Shares sold	11,705	$73,365	48,546	$345,657
Shares issued in connection with
reinvestment of distributions	16,202	102,463	32,245	227,923
	27,907	175,828	80,791	573,580
Shares repurchased	(259,842)	(1,608,822)	(396,891)	(2,792,120)
Net decrease	(231,935)	$(1,432,994)	(316,100)	$(2,218,540)

	YEAR ENDED 10/31/22		YEAR ENDED 10/31/21
Class C	Shares	Amount	Shares	Amount
Shares sold	800,371	$5,104,489	1,574,573	$11,181,116
Shares issued in connection with
reinvestment of distributions	299,003	1,894,883	628,404	4,454,639
	1,099,374	6,999,372	2,202,977	15,635,755
Shares repurchased	(4,818,465)	(30,040,568)	(7,700,754)	(54,015,376)
Net decrease	(3,719,091)	$(23,041,196)	(5,497,777)	$(38,379,621)

Income Fund 99

	YEAR ENDED 10/31/22		YEAR ENDED 10/31/21
Class M	Shares	Amount	Shares	Amount
Shares sold	9,700	$57,338	2,800	$19,416
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	9,700	57,338	2,800	19,416
Shares repurchased	(680,000)	(4,069,027)	(542,900)	(3,745,726)
Net decrease	(670,300)	$(4,011,689)	(540,100)	$(3,726,310)

	YEAR ENDED 10/31/22		YEAR ENDED 10/31/21
Class R	Shares	Amount	Shares	Amount
Shares sold	234,482	$1,483,222	480,582	$3,385,052
Shares issued in connection with
reinvestment of distributions	60,371	378,194	79,442	561,678
	294,853	1,861,416	560,024	3,946,730
Shares repurchased	(528,089)	(3,256,551)	(590,389)	(4,139,992)
Net decrease	(233,236)	$(1,395,135)	(30,365)	$(193,262)

	YEAR ENDED 10/31/22		YEAR ENDED 10/31/21
Class R5	Shares	Amount	Shares	Amount
Shares sold	85,113	$545,157	169,445	$1,222,173
Shares issued in connection with
reinvestment of distributions	37,836	242,018	41,318	298,179
	122,949	787,175	210,763	1,520,352
Shares repurchased	(135,820)	(858,175)	(103,461)	(744,791)
Net increase (decrease)	(12,871)	$(71,000)	107,302	$775,561

	YEAR ENDED 10/31/22		YEAR ENDED 10/31/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	12,562,706	$80,476,951	13,549,505	$98,161,608
Shares issued in connection with
reinvestment of distributions	1,214,857	7,831,268	1,329,191	9,656,276
	13,777,563	88,308,219	14,878,696	107,817,884
Shares repurchased	(14,155,558)	(90,199,613)	(11,221,706)	(81,500,550)
Net increase (decrease)	(377,995)	$(1,891,394)	3,656,990	$26,317,334

	YEAR ENDED 10/31/22		YEAR ENDED 10/31/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	66,769,661	$429,071,062	143,746,621	$1,041,351,048
Shares issued in connection with
reinvestment of distributions	11,251,631	73,347,944	16,907,020	123,013,553
	78,021,292	502,419,006	160,653,641	1,164,364,601
Shares repurchased	(202,478,351)	(1,307,865,791)	(181,060,555)	(1,306,442,570)
Net decrease	(124,457,059)	$(805,446,785)	(20,406,914)	$(142,077,969)

100 Income Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/21	cost	proceeds	income	of 10/31/22
Short-term investments
Putnam Short Term
Investment Fund*	$207,721,917	$772,700,730	$802,804,504	$1,827,665	$177,618,143
Total Short-term
investments	$207,721,917	$772,700,730	$802,804,504	$1,827,665	$177,618,143

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Income Fund 101

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$92,300,000
Purchased swap option contracts (contract amount)	$5,052,500,000
Written TBA commitment option contracts (contract amount)	$92,300,000
Written swap option contracts (contract amount)	$3,474,900,000
Futures contracts (number of contracts)	10,000
Forward currency contracts (contract amount)	$860,000
OTC interest rate swap contracts (notional)	$646,200,000
Centrally cleared interest rate swap contracts (notional)	$4,949,300,000
OTC total return swap contracts (notional)	$15,900,000
Centrally cleared total return swap contracts (notional)	$91,700,000
OTC credit default contracts (notional)	$535,500,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$23,383,969	Payables	$19,190,333
Foreign exchange
contracts	Receivables	6,803	Payables	—
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	297,176,924*	Unrealized depreciation	280,749,885*
Total		$320,567,696		$299,940,218

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

102 Income Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(28,992,001)	$(28,992,001)
Foreign exchange contracts	—	—	135,691	—	$135,691
Interest rate contracts	(34,198,842)	(104,916,934)	—	35,849,352	$(103,266,424)
Total	$(34,198,842)	$(104,916,934)	$135,691	$6,857,351	$(132,122,734)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$50,247,426	$50,247,426
Foreign exchange contracts	—	—	3,128	—	$3,128
Interest rate contracts	38,727,073	(71,130,199)	—	85,202,383	$52,799,257
Total	$38,727,073	$(71,130,199)	$3,128	$135,449,809	$103,049,811

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. The adoption of the guidance will not have a material impact on the fund’s financial statements.

Income Fund 103

Note 10: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	Royal Bank of Canada	State Street Bank and Trust Co.	Toronto- Dominion Bank	Wells Fargo Bank, N.A.	Total
Assets:
OTC Interest rate swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$37,304,281	$—	$—	$—	$—	$37,304,281
Centrally cleared interest rate swap
contracts§	—	—	15,867,818	—	—	—	—	—	—	—	—	—	—	—	—	—	15,867,818
OTC Total return swap contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	11,693,930	1,529,237	1,980,035	—	1,135,616	498,009	6,547,142	—	—	—	—	23,383,969
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forward currency contracts#	—	—	—	—	—	—	—	—	—	—	—	—	—	6,803	—	—	6,803
Forward premium swap option
contracts#	13,347,340	3,372,205	—	—	29,143,224	—	—	5,923,974	9,393,225	—	—	340,010	—	—	3,414,451	—	64,934,429
Repurchase agreements**	—	—	—	—	—	—	—	—	—	—	—	—	82,588,000	—	—	—	82,588,000
Total Assets	$13,347,340	$3,372,205	$15,867,818	$—	$29,143,224	$11,693,930	$1,529,237	$7,904,009	$9,393,225	$1,135,616	$498,009	$44,191,433	$82,588,000	$6,803	$3,414,451	$—	$224,085,300
Liabilities:
OTC Interest rate swap contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared interest rate swap
contracts§	—	—	14,257,957	—	—	—	—	—	—	—	—	—	—	—	—	—	14,257,957
OTC Total return swap contracts*#	—	—	—	—	—	—	—	—	—	—	—	1,313,563	—	—	—	—	1,313,563
OTC Credit default contracts —
protection sold*#	382,922	—	—	—	—	6,232,230	868,403	1,460,515	—	4,110,731	23,222	4,798,747	—	—	—	—	17,876,770
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	4,798,845	—	—	—	—	—	—	4,798,845
Forward currency contracts#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forward premium swap option
contracts#	11,857,571	2,015,599	—	—	10,209,089	—	—	2,355,866	8,252,345	—	—	484,099	—	—	1,116,908	176,951	36,468,428
Total Liabilities	$12,240,493	$2,015,599	$14,257,957	$—	$10,209,089	$6,232,230	$868,403	$3,816,381	$8,252,345	$8,909,576	$23,222	$6,596,409	$—	$—	$1,116,908	$176,951	$74,715,563
Total Financial and Derivative
Net Assets	$1,106,847	$1,356,606	$1,609,861	$—	$18,934,135	$5,461,700	$660,834	$4,087,628	$1,140,880	$(7,773,960)	$474,787	$37,595,024	$82,588,000	$6,803	$2,297,543	$(176,951)	$149,369,737

104 Income Fund	Income Fund 105

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	Royal Bank of Canada	State Street Bank and Trust Co.	Toronto- Dominion Bank	Wells Fargo Bank, N.A.	Total
Total collateral received (pledged)†##	$1,056,344	$1,356,606	$—	$—	$18,182,000	$5,384,000	$660,834	$3,695,255	$1,140,880	$(2,967,845)	$474,787	$32,381,000	$82,588,000	$—	$2,155,000	$(140,764)
Net amount	$50,503	$—	$1,609,861	$—	$752,135	$77,700	$—	$392,373	$—	$(4,806,115)	$—	$5,214,024	$—	$6,803	$142,543	$(36,187)
Controlled collateral received
(including TBA commitments)**	$1,056,344	$1,486,581	$—	$—	$18,182,000	$5,384,000	$690,000	$330,000	$1,143,000	$—	$563,000	$32,381,000	$—	$—	$2,155,000	$—	$63,370,925
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$3,365,255	$—	$—	$—	$—	$84,246,885	$—	$—	$—	$87,612,140
Collateral (pledged) (including TBA
commitments)**	$—	$—	$—	$(5,287,196)	$—	$(5,390,287)	$—	$—	$—	$(9,975,894)	$—	$—	$—	$—	$—	$(140,764)	$(20,794,141)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $22,203,058 and $21,663,606, respectively.

106 Income Fund	Income Fund 107

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $69,415,157 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2023 will show the tax status of all distributions paid to your account in calendar 2022.

108 Income Fund

Shareholder meeting results (Unaudited)

June 29, 2022 special meeting

At the meeting, each of the nominees for Trustees was elected as follows:

	Votes for	Votes withheld
Liaquat Ahamed	204,099,266	3,672,208
Barbara M. Baumann	204,218,576	3,552,898
Katinka Domotorffy	204,455,752	3,315,722
Catharine Bond Hill	204,483,516	3,287,958
Kenneth R. Leibler	204,063,965	3,707,509
Jennifer Williams Murphy	204,550,928	3,220,546
Marie Pillai	204,355,674	3,415,800
George Putnam, III	204,098,700	3,672,774
Robert L. Reynolds	204,451,679	3,319,795
Manoj P. Singh	204,171,458	3,600,016
Mona K. Sutphen	204,290,808	3,480,666

All tabulations are rounded to the nearest whole number.

Income Fund 109

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann

Born 1955, Trustee since 2010, Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of three private, independent oil and gas exploration and production companies: Ascent Resources, LLC, Texas American Resources Company II, LLC, and IOG Resources, LLC; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler

Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chair of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chair and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy

Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Capital Corporation.

Marie Pillai

Born 1954, Trustee since 2022

Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Director of the Catholic Community Foundation of Minnesota; Investment Advisory Board Member of the University of Minnesota; Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; and previously, a Board Member of Catholic Charities of St. Paul and Minneapolis.

110 Income Fund

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chair of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Director of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of ReNew Energy Global plc, a publicly traded renewable energy company; Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Partner, Investment Strategies, at The Vistria Group, a private investment firm focused on middle-market companies in the health care, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Spotify Technology S.A., a publicly traded audio content streaming service; Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pattern Energy Group LP, a private renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs; previously Director of Pattern Energy and Pioneer Natural Resources, publicly traded energy companies; and previously Managing Director of UBS AG.

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008, President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; member of Putnam Investments' Board of Directors; and Chair of Great-West Lifeco U.S. LLC. Prior to 2019, also President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. LLC, a holding company that owns Putnam Investments and Great-West Financial, and a member of Great-West Financial's Board of Directors.

Other directorships: Director of the Concord Museum; Director of Dana-Farber Cancer Institute; Director of the U.S. Ski & Snowboard Foundation; Chair of the Boston Advisory Board of the American Ireland Fund; Council Co-Chair of the American Enterprise Institute; Member of U.S. Chamber of Commerce, Center for Capital Markets Competitiveness; Chair of Massachusetts High Technology Council; Member of the Chief Executives Club of Boston; Member of the Massachusetts General Hospital President's Council; Director and former Chair of the Massachusetts Competitive Partnership; former Chair of the West Virginia University Foundation; and former Executive Committee Member of the Greater Boston Chamber of Commerce.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of October 31, 2022, there were 102 funds in the Putnam fund complex, including 96 Putnam Funds and six funds in Putnam ETF Trust. Each Trustee serves as Trustee of all Putnam Funds. In addition to serving as Trustees of the Putnam Funds, Dr. Hill, Mses. Domotorffy and Sutphen, and Mr. Ahamed serve as Trustees of Putnam ETF Trust.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Income Fund 111

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Martin Lemaire (Born 1984)	Director of Operational Compliance, Putnam
Vice President and Derivatives Risk Manager	Investments and Putnam Retail Management
Since 2022
Risk Manager and Risk Analyst, Putnam Investments

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

112 Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Director of	Vice President,
	Proxy Voting and Corporate	Principal Financial Officer,
Independent Registered	Governance, Assistant Clerk,	Principal Accounting Officer,
Public Accounting Firm	and Assistant Treasurer	and Assistant Treasurer
PricewaterhouseCoopers LLP
	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2022	$157,519	$ —	$10,700	$ —
October 31, 2021	$130,178	$ —	$10,201	$ —

For the fiscal years ended October 31, 2022 and October 31, 2021, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $308,983 and $275,100 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2022	$ —	$298,283	$ —	$ —
October 31, 2021	$ —	$264,899	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 29, 2022